UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No. )

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PPL CORPORATION
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PPL CORPORATION

2024 Notice of Annual Meeting and Proxy Statement

Rhode Island Energy

LG&E
a PPL company

ppl

Message to Our Shareowners

Dear Shareowner,

Thank you for your continued investment in PPL. On behalf of our Board of Directors, we are pleased to invite you to our virtual 2024 Annual Meeting of Shareowners.

It’s never been a more exciting or important time for our company and industry. We’re laser-focused on creating the utilities of the future to deliver a safe, reliable, affordable clean energy transition and create long-term value for our customers and shareowners. In 2023, we made significant progress in advancing this strategy. Reflecting on our 2023 performance and priorities:

•
We provided electricity and natural gas safely and reliably to our more than 3.5 million customers, including top-quartile reliability across PPL and generation reliability in Kentucky that was among the nation’s best.
•
We continued to enhance our safety programs with a strong focus on reducing the severity of injuries and ensuring all employees and contractors return to their families safe and well at the end of each day.
•
We delivered on our financial commitments to shareowners: achieving our projected 6-8% earnings and dividend growth targets while maintaining a strong balance sheet and excellent credit metrics.
•
We invested responsibly in the future for our customers and communities, completing $2.4 billion in infrastructure improvements on time and on budget.
•
We secured constructive outcomes in key regulatory proceedings. These outcomes included: (1) approval of a substantial portion of our Kentucky generation investment plans, ensuring we can continue to meet customers’ future energy needs safely, reliably and affordably while advancing a cleaner energy mix and (2) approval to deploy advanced meters across Rhode Island.
•
To help keep energy affordable as we invest in the clean energy transition, we exceeded our cost savings target of $50-$60 million, ultimately achieving $75 million in annual savings and keeping us on track to deliver at least $175 million in annual savings by 2026.
•
In addition, we continued to provide a smooth and seamless transition to PPL management for our Rhode Island Energy customers, completing all planned integration milestones for 2023.

In other notable 2023 developments, we continued to fuel clean energy innovation, partnering on more than 150 research and development initiatives. We remained focused on better positioning PPL to attract, engage and retain the best and brightest from an increasingly diverse talent pool in the U.S. Finally, we remained deeply engaged within the communities we serve, contributing $13.6 million to support programs and organizations that improve lives.

All of these accomplishments reflect an engaged, experienced and diverse company leadership team and independent Board aligned with and responsive to shareowner interests. Early in 2023, we further strengthened our Board with the addition of Linda Sullivan, whose deep utility and financial expertise have provided an excellent complement to our existing directors’ skills and backgrounds.

Moving forward, our vision is to be the best utility company in the U.S. As we pursue this vision, we’re proud to say the state of our business is strong, and it’s only getting stronger. As always, we welcome your feedback on our direction, we encourage you to vote your shares, and we appreciate your continued support.

Sincerely,

Craig A. Rogerson Independent Chair of the Board	Vincent Sorgi President and Chief Executive Officer

PPL CORPORATION

Mailing Address:

Two North Ninth Street

Allentown, Pennsylvania 18101

Notice of 2024 Annual Meeting of Shareowners

Date	May 15, 2024
Time	Online check-in begins: 8:45 a.m. Eastern Time Meeting begins: 9:00 a.m. Eastern Time
Place	The meeting will be conducted virtually via a live audio webcast. Please visit: www.virtualshareholdermeeting.com/PPL2024.
Items of Business
•
 To elect ten directors, as listed in this Proxy Statement, for a term of one year.
•
 To conduct an advisory vote to approve the compensation of our named executive officers.
•
 To ratify the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2024.
•
 To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date	You can vote if you were a shareowner of record on February 28, 2024.
Proxy Voting	Your vote is important. Please vote your shares by voting on the internet, by telephone or by completing and returning your proxy card. For more details, see the information beginning on page 91.

This year’s Annual Meeting will be conducted virtually via a live audio webcast. The virtual meeting format provides efficient and effective access to our shareowners and affords shareowners the same rights as if the meeting were held in person. You will be able to attend the Annual Meeting online, vote your shares electronically during the meeting and ask questions in accordance with our rules of conduct for the meeting by visiting www.virtualshareholdermeeting.com/PPL2024 and entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or the voting instructions that accompanied your proxy materials.

On Behalf of the Board of Directors,

Wendy E. Stark Corporate Secretary

April 3, 2024

Important Notice Regarding the Availability of Proxy

Materials for the Shareowner Meeting to Be Held on May 15, 2024:

This Proxy Statement and the Annual Report to Shareowners are available at

www.pplweb.com/PPLCorpProxy

QUICK INFORMATION

The following charts provide quick information about PPL Corporation’s 2024 Annual Meeting of Shareowners and our corporate governance and executive compensation practices. These charts do not contain all of the information provided elsewhere in the proxy statement; therefore, you should read the entire proxy statement carefully before voting.

We first released this proxy statement and the accompanying materials to shareowners on or about April 3, 2024.

ANNUAL MEETING INFORMATION

DATE & TIME Wednesday, May 15, 2024 9:00 a.m. Eastern Time	LOCATION The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/PPL2024	RECORD DATE February 28, 2024

Proposals That Require Your Vote

Proposal	Voting Options	Board Recommendation	More Information
Proposal 1 Election of Directors	FOR, AGAINST or ABSTAIN for each Director Nominee	FOR each Nominee	Page 6
Proposal 2 Advisory Vote to Approve Compensation of Named Executive Officers	FOR, AGAINST or ABSTAIN	FOR	Page 36
Proposal 3 Ratification of the Appointment of Independent Registered Public Accounting Firm	FOR, AGAINST or ABSTAIN	FOR	Page 88

See information beginning on page 91 on how you can vote.

Corporate Governance and Compensation Facts
Corporate Governance or Compensation Matter	PPL’s Practice

Board Composition, Leadership and Operations
Current Number of Directors	10
Independence of Current Directors	90%
Board Committee Membership Independence (except Executive Committee)	Yes
Independent Chair of the Board	Yes
Voting Standards in Director Elections: Majority with Plurality Carve-out for Contested Elections	Yes
Frequency of Director Elections	Annual
Resignation Policy in Uncontested Elections	Yes
Limits on Director Service on Other Boards	Yes

Corporate Governance or Compensation Matter	PPL’s Practice
Board Composition, Leadership and Operations
Mandatory Retirement Age	Yes (75)
Mandatory Tenure	No
Average Nominee Age	65
Average Nominee Tenure	8.6 years
Diversity of Nominees Based on Gender, Race, Ethnicity and Nationality	70%
Qualified Diverse Candidates Required to Be Considered in Director Search	Yes
Directors Attending Fewer than 75% of Meetings	None
Annual Board and Committee Self-Evaluation Process	Yes
Independent Directors Meet without Management Present	Yes
Number of Board Meetings Held in 2023	6
Total Number of Board and Committee Meetings Held in 2023	24
Proxy Access Bylaw	Yes
Sustainability and Other Governance Practices
Sustainability Strategy and Priorities	Yes
Voluntary Framework Disclosures (GRI, CDP Climate, TCFD, SASB & EEI-AGA)	Yes
Board and Committee Oversight of Sustainability Disclosure	Yes
ESG Considered in Enterprise Risk Management	Yes
Long-Term Incentives aligned with ESG Goals	Yes
Board Oversight of Corporate Culture	Yes
Board Oversight of Cybersecurity	Yes
Environmental Policy Statement	Yes
Carbon Reduction Goal Includes Net Zero by 2050	Yes
Health and Safety Policy Statement	Yes
Climate Policy Principles	Yes
Human Rights Policy Statement	Yes
DEI Goals and Metrics Disclosure (including EEO-1)	Yes
Code of Conduct for Directors, Officers and Employees	Yes
Supplier Code of Conduct	Yes
Shareowner Engagement Practice	Yes
Corporate Political Contribution Policy and Related Disclosure	Yes
Anti-hedging and Anti-pledging Policy	Yes
Robust Stock Ownership Policies	Yes
Material Related-Party Transactions with Directors	None
Independent Auditor	Deloitte & Touche LLP
Compensation Practices
CEO Pay Ratio	69:1
Compensation Recoupment (Clawback) Policy	Yes
Employment Agreements for Executive Officers	No
Pay-for-Performance	Yes
Double-Trigger Change-in-Control Provisions	Yes
Percentage of 2023 CEO Incentive Compensation at Risk	86%
Performance-based Percentage of 2023 CEO Long-term Incentive Compensation	72%
Tax “Gross-ups” for Change-in-Control Severance Agreements	None
Annual Risk Assessment of Compensation Policies and Practices	Yes
Independent Compensation Consultant	Frederic W. Cook & Co., Inc.

PROXY SUMMARY	Page 1	STOCK OWNERSHIP	Page 33
		DIRECTORS, EXECUTIVE OFFICERS AND
PROPOSAL 1: ELECTION OF DIRECTORS	Page 6	CERTAIN BENEFICIAL OWNERS	33
OUR NOMINEES STANDING FOR ELECTION	10
		TRANSACTIONS WITH RELATED PERSONS	Page 35
GOVERNANCE OF THE COMPANY	Page 20
BOARD OF DIRECTORS	20	EXECUTIVE COMPENSATION	Page 36
Attendance	20	PROPOSAL 2: ADVISORY VOTE TO APPROVE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS	36
Independence of Directors	20
Outside Board and Audit Committee
Memberships	20	PEOPLE AND COMPENSATION
Executive Sessions; Independent Chair of the		COMMITTEE REPORT	37
Board	20	COMPENSATION DISCUSSION AND
Board Leadership Structure	20	ANALYSIS (CD&A)	37
Board and Committee Evaluations	21	Table of Contents for CD&A	37
Guidelines for Corporate Governance	21	NAMED EXECUTIVE OFFICERS	38
Communications with the Board	21	2023 PERFORMANCE ACHIEVEMENTS
Code of Ethics	21	AND PAY ALIGNMENT	38
Shareowner Engagement	21	Overview of 2023 Performance	38
BOARD COMMITTEES	23	How We Align PPL’s Compensation Program
Board Committee Membership	23	with Performance	40
Principal Functions of Each Committee	24	Changes to the Compensation Program for
Audit Committee	24	2023 and 2024	42
Executive Committee	24	2023 Pay and Performance	42
Finance Committee	24	2023 Say-on-Pay Advisory Vote
Governance, Nominating and Sustainability		and Shareowner Engagement	42
Committee	25	OVERVIEW OF PPL’S EXECUTIVE
People and Compensation Committee	25	COMPENSATION PROGRAM FRAMEWORK	43
Compensation Processes and Procedures	26	Aligning Employees and Compensation
CEO and Other Management Succession	26	Strategies with Our Corporate Strategic
Chair of the Board Succession	27	Framework	43
Board Refreshment and Director Nomination		Elements of NEO Compensation	43
Process	27	Process for Setting Executive Compensation	45
Proxy Access - Nominations for Director for		Use of Market Data	45
Inclusion in PPL’s 2025 Proxy Statement	28	Establishing Performance Targets	46
Shareowner Nominations for the 2025 Annual		2023 NAMED EXECUTIVE OFFICER
Meeting	28	COMPENSATION	46
THE BOARD’S ROLE IN RISK OVERSIGHT	29	Base Salary	46
Overview	29	2023 Annual Cash Incentive Awards	47
Board Oversight of Key Topics	29	2023 Long-term Equity Incentive Award
Oversight of Cybersecurity Risks	29	Grants	53
Oversight of Sustainability	30	Other Elements of Compensation	56
COMPENSATION OF DIRECTORS	31	GOVERNANCE POLICIES UNDERPINNING
2023 Director Pay Components	31	OUR COMPENSATION FRAMEWORK	60
Directors Deferred Compensation Plan	31	Executive Equity Ownership Guidelines	60
Director Equity Ownership Guidelines	31	Hedging and Pledging Prohibitions	60
Continuing Education, Events and Expense		Clawback Policy	61
Reimbursement	31	Compensation Risk Assessment	61
2023 Director Compensation	32	ADDITIONAL INFORMATION	61

PPL CORPORATION 2024 Proxy Statement i

Other Compensation	61	Additional Benefits	74
Tax Implications of Our Executive		Termination Benefits	74
Compensation Program	62	Severance	74
EXECUTIVE COMPENSATION TABLES	63	Annual Cash Incentive Awards	75
Summary Compensation Table (SCT)	63	Long-term Incentive Awards	75
Grants of Plan-Based Awards During 2023	65	CEO PAY RATIO	82
Outstanding Equity Awards at Fiscal Year-End		PAY VERSUS PERFORMANCE	83
2023	66
Option Exercises and Stock Vested in 2023	68	PROPOSAL 3: RATIFICATION OF THE
Pension Benefits in 2023	68	APPOINTMENT OF INDEPENDENT
Nonqualified Deferred Compensation in 2023	71	REGISTERED PUBLIC ACCOUNTING FIRM	Page 88
POTENTIAL PAYMENTS UPON		Fees to Independent Auditor for 2023 and
TERMINATION OR CHANGE IN CONTROL		2022	88
OF PPL CORPORATION	73	Report of the Audit Committee	89
Change-in-Control Benefits	73
Payment Triggers and Benefits	73	GENERAL INFORMATION	Page 91
Defined Terms under Change-in-Control
Agreements	74	ANNEX A	Page A-1

Website References

Throughout this proxy statement, we identify certain materials that are available in full on our website. The information contained on, or available through PPL’s internet website is not and shall not be deemed to be, incorporated by reference in this proxy statement.

Forward-looking Statements and Non-GAAP Financial Measures

This proxy statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as "will," "likely," “believe,” “expect,” “plans,” “intends,” “may,” “strategy,” “target,” “goals,” “anticipate,” and other similar words, and include, without limitation, statements about our future goals, strategy, plans, earnings or dividend growth. These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated. Such risks include those contained in PPL’s Annual Report on Form 10-K for the year ended December 31, 2023 and other documents PPL files with the Securities and Exchange Commission. These risks are not comprehensive and given these and other possible risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Any forward-looking statements made by PPL speak only as of the date on which they are made. PPL is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

This proxy statement, including the “Compensation Discussion and Analysis” section, contains references to “earnings from ongoing operations” of PPL. This is a measure of financial performance used by PPL, among other things, in making incentive compensation grants and awards to executive officers. It is not, however, a financial measure prescribed by generally accepted accounting principles, or GAAP. This non-GAAP financial measure adjusts “net income” also known as “reported earnings” (which is a GAAP financial measure) for certain special items, with further adjustments for compensation purposes. For a reconciliation of earnings from ongoing operations to reported earnings, as well as a description and itemization of the special items and other adjustments used to derive earnings from ongoing operations for PPL and each of its business segments for compensation purposes, please see Annex A to this proxy statement.

ii PPL CORPORATION 2024 Proxy Statement

PROXY SUMMARY

This summary highlights information found elsewhere in this proxy statement. It does not contain all of the information you should consider in voting your shares. Please refer to the complete proxy statement and 2023 Annual Report before you vote.

We first released this proxy statement and the accompanying materials to shareowners on or about April 3, 2024.

VOTING MATTERS AND BOARD VOTING RECOMMENDATIONS

Election of Directors ... Page 6.
✓	Your Board recommends a vote FOR each nominee.

Management Proposals
• Advisory vote to approve the compensation of our named executive officers ... Page 36.
• Ratification of Deloitte & Touche LLP as independent auditor for 2024 ... Page 88.
✓ Your Board recommends a vote FOR both proposals.

PERFORMANCE HIGHLIGHTS FOR 2023

Earnings Growth	Dividend Growth	Premier Credit Rating	Prudent Investments
Exceeded the midpoint of 2023 earnings from ongoing operations forecast[1]	Delivered dividend growth aligned with our projected 6-8% earnings per share growth target	Maintained one of U.S. utility sector’s best credit profiles, that supports growth without equity issuances through 2027	Completed $2.4 billion in planned infrastructure investment to build a smarter, more resilient grid and integrate future DERs

Exceptional Reliability	Customer Affordability	Sustainable Energy Future	Innovative Technologies
Delivered first-quartile reliability performance[2] for our customers in our Kentucky, Pennsylvania and Rhode Island operations	Exceeded our 2023 O&M savings target, achieving $75 million in annual savings to help keep energy affordable for our customers	Secured approval to replace 650 MW of aging fossil-fuel generation[3] with a reliable, affordable and cleaner energy mix	Partnered on more than 150 research and development initiatives to accelerate clean energy technologies

See page 38 for additional information on PPL’s performance highlights for 2023.

1.
"Earnings from ongoing operations" is a non-GAAP financial measure that is adjusted for special items. See Annex A for a description of the adjustments.
2.
Based on the System Average Interruption Frequency Index (SAIFI), which represents the average number of interruptions that a customer experiences over a specific period for each customer served.
3.
Reflects approval of the Kentucky Public Service Commission for Louisville Gas and Electric Company and Kentucky Utilities Company to retire 600 MW of aging coal generation and more than 50 MWs of aging peaking units by 2027, replacing them with 640 MW of combined-cycle natural gas and more than 1,000 MW of solar and energy storage.

PPL CORPORATION 2024 Proxy Statement 1

PROXY SUMMARY

DIRECTOR NOMINEES

Name	Age	Director Since	Principal Occupation	Independent	Committee Memberships(1)
Arthur P. Beattie	69	2020	Retired Executive Vice President, Chief Financial Officer and Chief Risk Officer, Southern Company	●	AC, EC, FC
Raja Rajamannar	62	2011	Chief Marketing & Communications Officer and President, Healthcare, MasterCard Incorporated	●	GNSC, PCC
Heather B. Redman	59	2021	Co-Founder and Managing Partner, Flying Fish Partners	●	AC, FC
Craig A. Rogerson	67	2005	Executive Chairman, The Lycra Company, and retired Chairman, President and Chief Executive Officer, Hexion Holdings Corporation	● Chair of the Board	EC, PCC
Vincent Sorgi	52	2020	President and Chief Executive Officer, PPL Corporation	Management Director	EC
Linda G. Sullivan	60	2023	Retired Chief Financial Officer and Executive Vice President, American Water Works Company Inc.	●	AC, FC
Natica von Althann	73	2009	Retired financial and risk executive at Bank of America and Citigroup	●	EC, FC, PCC
Keith H. Williamson	71	2005	President and Director, Centene Foundation, and former Executive Vice President, Secretary and General Counsel, Centene Corporation	●	AC, GNSC
Phoebe A. Wood	70	2018	Principal of CompaniesWood and retired Vice Chairman and Chief Financial Officer of Brown-Forman Corporation	●	EC, GNSC, PCC
Armando Zagalo de Lima	65	2014	Retired Executive Vice President, Xerox Corporation	●	EC, FC, GNSC

(1)
Committees: AC – Audit EC – Executive FC – Finance GNSC – Governance, Nominating and Sustainability PCC – People and Compensation

For more detailed information as to individual nominees, please see “Proposal 1: Election of Directors” beginning on page 6.

2 PPL CORPORATION 2024 Proxy Statement

PROXY SUMMARY

*Based on gender, race, ethnicity and nationality

CORPORATE GOVERNANCE HIGHLIGHTS

•
Board composition and refreshment is a priority for the Board of Directors, as the board is most effective with directors representing various qualifications, backgrounds, experience and perspectives. Most recently, in January 2023, the Board elected Ms. Sullivan as an independent director. Ms. Sullivan joined the PPL Board with over 20 years of experience at Edison International, an electric and gas utility holding company, and with significant experience as the former Chief Financial Officer of American Water Works Company Inc., a water and wastewater utility. Ms. Sullivan was identified through a search for a new director with significant utility experience. Pursuant to our Guidelines for Corporate Governance, qualified candidates from diverse backgrounds, including diversity of gender and race, were included in the pool of candidates considered.
•
In 2023, we continued our ongoing outreach efforts through dialogue with our shareowners. Senior management and Board members, including PPL’s CEO and independent Chair, participated in this process and discussed the company’s clean energy transition strategy and related disclosures; corporate governance practices; safety initiatives; political spending disclosures; diversity, equity and inclusion initiatives; community engagement; and executive compensation programs.
•
In January 2023, at the recommendation of the Governance, Nominating and Sustainability Committee, or GNSC, the Board of Directors approved revisions to the Guidelines for Corporate Governance to clarify the ethics and conflict of interest provisions. The updated Guidelines require notification of any actual or potential conflict; recusal from discussions or decisions which present a conflict with personal, business or professional interests; and resignation if a significant conflict exists and cannot be resolved.

PPL CORPORATION 2024 Proxy Statement 3

PROXY SUMMARY

EXECUTIVE COMPENSATION PROGRAM

Overview

Our executive compensation program reflects the company’s ongoing commitment to pay for performance. The compensation of our named executive officers, or NEOs, is aligned with our corporate strategic framework, which links executive compensation with the interests of our shareowners. In 2023, 86% of the CEO’s target compensation opportunity was “at-risk” and 72% was performance-based.

Compensation Element	Features for 2023
Base Salary	• Reviewed annually • The People and Compensation Committee applies judgment in setting salary to reflect performance, experience and responsibility, and also considers market data
Annual Cash Incentive
•
Paid in cash
•
Combination of corporate financial performance, transition services agreement execution, and business segment operational performance, as well as individual performance
•
Capped at two times target payout for top performance

Long-term Equity Incentives (LTI)
Performance Units Based on TSR, EG and ESG 80% of LTI
•
Payable in shares of PPL common stock
•
Payout range from 0% to 200% of target, subject to certification of performance at the end of the three-year performance period
•
Dividends accrue quarterly in the form of additional performance units, and vest according to the applicable level of achievement of the performance goal, if any

TSR-based Performance Units (50% of Performance Units)

•
Based on three-year total shareowner return (TSR) performance relative to the PHLX Utility Sector Index (UTY)

EG-based Performance Units (25% of Performance Units)

•
Based on three-year compound annual growth rate from the mid-point of the ongoing earnings per share guidance for 2023 compared to the actual ongoing earnings results at the end of the performance period

ESG-based Performance Units (25% of Performance Units)

•
Based on three-year performance of three climate-related measures, consisting of reductions in company vehicle emissions, reductions in building energy usage, and closure of Mill Creek Unit 1, a coal-fired generating facility in Kentucky

Restricted Stock Units 20% of LTI
•
Payable in shares of PPL common stock
•
Restricted for three years following grant
•
Dividends accrue quarterly in the form of additional restricted stock units, but are not paid unless and until underlying award vests

Other Elements	• Limited perquisites • Retirement plans • Deferred compensation plans

4 PPL CORPORATION 2024 Proxy Statement

PROXY SUMMARY

Pay for Performance

For 2023, we based performance-related compensation targets for the NEOs primarily on (1) corporate earnings per share from ongoing operations as adjusted for compensation purposes, or Corporate EPS, (2) Transition Services Agreement, or TSA, Execution, (3) corporate and business segment operational goals, (4) individual performance, (5) relative TSR performance, (6) corporate earnings growth and (7) corporate ESG metrics. All of our goals align with our commitment to shareowners to create long-term value for shareowners.

Performance-based compensation paid out for 2023 performance resulted in:

•
Annual cash incentive award payouts for NEOs at approximately 134% of target.
•
2021-2023 performance awards paid out at approximately 132.5% of target in the aggregate.
•
TSR-based performance units, which comprised 40% of the total LTI grants made to our NEOs in 2021, paid out at target for the 2021-2023 performance period.
•
ROE-based performance units, which comprised 40% of the total LTI grants made to our NEOs in 2021, paid out at 165% of target for the one-year performance period of January 1 through December 31, 2021.

PPL CORPORATION 2024 Proxy Statement 5

PROPOSAL 1: ELECTION OF DIRECTORS

What are you voting on?

The Board of Directors is asking you to elect all 10 director nominees to hold office until the next Annual Meeting of Shareowners. Each nominee elected as a director will continue in office until the director’s successor has been elected and qualified, or until the director’s earlier death, resignation or retirement.

Vote Required

The affirmative vote of a majority of the votes cast, in person or by proxy, by all shareowners voting as a single class, is required to elect each director. For more information about voting, see “General Information – What vote is needed for these proposals to be adopted?” beginning at page 95.

Your Board of Directors recommends that you vote FOR each director nominee included in Proposal 1.

Board Overview

Our director nominees are 10 talented individuals who bring a diverse mix of skills, experience, and perspectives. The Board provides strong oversight and strategic direction, and it supports senior management as it executes a business plan to drive enhanced value for all stakeholders.

Skills, Experience and Attributes of Our Director Nominees

Each year, our Board of Directors considers the board composition and the corresponding qualifications, backgrounds, experience and perspectives of our directors. Our director nominees have expertise in fields that align with our business and long-term strategy, have a mix of PPL Board tenure that allows for both new perspectives and continuity, and reflect our commitment to diverse perspectives. Importantly, they:

•
have extensive knowledge of and experience in the regulated utility business and other regulated industries;
•
are seasoned senior executives in the areas of corporate finance, capital markets, and accounting;
•
bring deep knowledge of strategic planning, risk management, and operations;
•
understand human capital management, safety, and labor issues;
•
are adept at managing risks related to climate change and cybersecurity; and
•
represent diverse backgrounds and viewpoints.

All members of our Board of Directors have extensive senior executive management experience, enabling the Board to effectively guide and direct company strategy and oversee company risk management. The additional key skills of our directors are identified and described below.

Risk Management

Experience identifying, evaluating, and managing enterprise risk, including both financial and business risks. This experience was gained through senior management roles overseeing or managing a risk function, or through public company board service, including as a member of a public company audit committee.

6 PPL CORPORATION 2024 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Capital Markets, Finance and Accounting

Significant experience in capital markets, corporate finance, or accounting, through managing or serving in such functions at a large public or private company, or through service on a public company board. Directors with expertise in capital markets, finance and accounting promote effective capital allocation, robust controls, and oversight of financial planning for the company.

Operations Experience and Safety

Experience in senior management of operating companies. Directors with operations experience bring a practical approach to reviewing and overseeing the implementation of business plans and bring insights on the challenges and opportunities of our operating utilities, including a priority focus on safety and compliance.

Regulated Industry / Regulated Utility Experience

Significant experience as a senior executive of a regulated company, including utilities or companies in the banking, pharmaceutical, energy or financial services industries. The ability to navigate specific industry regulations, while developing and implementing corporate strategy at a senior executive level, gives these directors a distinct perspective on our company’s strategic plan and industry as a whole. For directors with specific regulated utility experience, their background allows for a detailed and nuanced understanding of the challenges facing the company and supports contributions to and refinements of the company’s strategic direction.

Environmental and Sustainability

Experience in overseeing, operating or managing the environmental, clean energy, and sustainability initiatives, including corporate social responsibility. Directors with these skills provide effective oversight for our clean energy strategy and our sustainability goals and disclosures.

Technology, Digitalization and Innovation

Leadership and oversight experience in technology, digital platforms, and innovation. These skills are gained through managing efficiency improvements through technology, implementing enterprise-wide digitalization and automation initiatives, and utilizing disruptive technologies. Our directors use this experience to oversee opportunities to leverage new technologies and improve the business model.

Cybersecurity

Experience and knowledge of cybersecurity risks and protections of grid operations, technology and data from cyber-attack. Our directors with cybersecurity skills apply these skills to oversee management’s efforts to protect the company’s assets from cyber risks.

Customer Relationships and Marketing

Experience at a national or global organization in customer marketing or branding, including leveraging evolving technologies. This experience translates to a focus on improved customer experience through service, communication, and innovative online initiatives.

PPL CORPORATION 2024 Proxy Statement 7

PROPOSAL 1: ELECTION OF DIRECTORS

All of our director nominees have extensive senior executive leadership skills. The table below identifies no more than five additional key skills and qualifications of each director nominee.

8 PPL CORPORATION 2024 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

* Tenure (based on anniversary date) and age as of April 3, 2024

Nominee Tenure

4
(0-5 years)
2
(6-11 years)
4
(12-18 years)

Average: 8.6 years
60% with 11 years or less

Nominee Diversity

70%
DIVERSE

■ Diverse nominees (based on gender, race, ethnicity, and nationality)

PPL CORPORATION 2024 Proxy Statement 9

PROPOSAL 1: ELECTION OF DIRECTORS

OUR NOMINEES STANDING FOR ELECTION

Director since: 2020

Age: 69

Board Committees:

•
Audit (Chair)
•
Executive
•
Finance

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Regulated Utility Experience
ARTHUR P. BEATTIE	INDEPENDENT DIRECTOR

Key qualifications and skills

Mr. Beattie brings to our Board his 42 years of experience in the utility industry, including as chief financial officer and chief risk officer of Southern Company, a large-cap publicly traded utility holding company. He has deep knowledge of the regulated utility industry, and the risks to and opportunities for our company. In particular, Mr. Beattie’s considerable experience with debt and equity capital markets, financial planning and reporting, and enterprise risk management makes him a valuable contributor to our Board and our Audit Committee. His utility industry experience in mergers, acquisitions and divestitures has been useful in helping to guide PPL through its strategic repositioning.

Additional experience

Mr. Beattie has served in multiple senior executive leadership positions for various operating subsidiaries of Southern Company and charitable foundations. He was instrumental in the creation of the Alabama Power Foundation, where he served as a board member and treasurer for 21 years and provided oversight for compliance with Internal Revenue Service regulations. Mr. Beattie also served on the board of Emageon, Inc. as an independent director and Chair of its Audit Committee before the company was acquired in 2009.

Career Overview

•
Retired Executive Vice President, Chief Financial Officer and Chief Risk Officer (2010–2018), Southern Company, an American gas and electric utility holding company based in the southern United States (Southern)
•
Executive Vice President and Chief Financial Officer (2005-2010), Alabama Power Company, a utility subsidiary of Southern
•
Prior to 2005, served in various executive, officer and management positions for nearly three decades at Alabama Power Company, including as a Vice President, Comptroller and Treasurer
•
Serves as an independent director of Southwest Water Company

10 PPL CORPORATION 2024 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2011

Age: 62

Board Committees:

•
Governance, Nominating and Sustainability
•
People and Compensation

Skills and Attributes:

•
Risk Management
•
Environmental and Sustainability
•
Technology, Digitalization and Innovation
•
Cybersecurity
•
Customer Relationships and Marketing

RAJA RAJAMANNAR	INDEPENDENT DIRECTOR

Key qualifications and skills

Mr. Rajamannar has extensive senior executive experience, focused on improving customer outcomes through technology. During his time at MasterCard, Mr. Rajamannar supported the company’s successful navigation of highly regulated environments by leading transformational strategies that leveraged technology and digital automation. His experience in managing risk while leading change for large, regulated, consumer-facing businesses adds value to our Board. His experience in cybersecurity, launching digital technology platforms and optimizing data analytics are all highly relevant areas of expertise as PPL invests in digitalization. Mr. Rajamannar also has extensive experience in customer-focused marketing and communications, which is essential to providing effective oversight as PPL evolves its customer experience.

Additional experience

Mr. Rajamannar has led sustainability initiatives within the global marketing space, including MasterCard’s participation in the World Federation of Advertisers program to combat climate change. In addition, he specialized in environmental management and sustainability as part of his post-graduate studies.

Career Overview

•
Chief Marketing & Communications Officer and President, Healthcare (2016–present), and Chief Marketing Officer (2013–2016), MasterCard Incorporated, a technology company in the global payments industry
•
Executive Vice President, Senior Business, and Chief Transformation Officer (2012–2013) of WellPoint, Inc. (now known as Elevance Health, Inc.), a managed care company
•
Senior Vice President and Chief Innovation and Marketing Officer (2009–2012) for Humana Inc., a health insurance company
•
Various senior management marketing and sales positions with (1994–2009) Citigroup, a global bank
•
Various sales and product management roles (1988–1994) with Unilever, a global consumer goods company

PPL CORPORATION 2024 Proxy Statement 11

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2021

Age: 59

Board Committees:

•
Audit
•
Finance

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Environmental and Sustainability
•
Technology, Digitalization and Innovation
•
Cybersecurity

HEATHER B. REDMAN	INDEPENDENT DIRECTOR

Key qualifications and skills

Ms. Redman brings to our Board extensive experience in advanced technologies, from artificial intelligence to big data to machine learning, including with applications for the energy sector. Her technology experience is critical as PPL creates the utilities of the future. Ms. Redman possesses a unique background and essential skills for oversight of our strategic transformation, pairing legal, operational and financial acumen with knowledge of emerging technologies.

Additional experience

Ms. Redman has notable strength in the area of disruptive cleantech for renewable energy and sustainability, having spent more than a decade in operational roles at Summit Power Group, a leading developer of clean energy projects. Her extensive career experience also includes service as general counsel of Getty Images, a publicly traded digital media company. Ms. Redman has completed the National Association of Corporate Directors (NACD) CERT Certificate in Cybersecurity Oversight and has received the NACD Directorship Certification.

Career Overview

•
Co-Founder and Managing Partner (2016-present), Flying Fish Partners, a venture capital firm investing in early stage artificial intelligence and machine learning startups, including energy-related applications
•
Vice President of Business Operations (2014-2017), Indix Corporation, a big data artificial intelligence startup
•
Principal and Senior Vice President (2001-2014), Summit Power Group, a leading developer of clean energy projects
•
Served in executive leadership positions with Atom Entertainment, PhotoDisc and Getty Images
•
Member of the North American Advisory Board for The Hawthorn Club, an international network for executive women in the energy industry, and serves on several nonpublic company boards, including Coldstream Holdings, Inc. and the Washington State Investment Board

12 PPL CORPORATION 2024 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2005

Age: 67

Board Committees:

•
Executive (Chair)
•
People and Compensation

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Environmental and Sustainability
•
Customer Relationships and Marketing

CRAIG A. ROGERSON	INDEPENDENT DIRECTOR CHAIR OF THE BOARD

Key qualifications and skills

As independent Chair, Mr. Rogerson brings to our Board significant senior executive leadership and strategic, organizational, operational and risk management expertise. Having retired in January 2023, Mr. Rogerson brings years of demonstrated leadership ability as the former chief executive officer of large global chemical manufacturing companies, which he led through business and industry transformations. Mr. Rogerson provides a continuity of perspective and institutional insight to our Board.

Additional experience

Mr. Rogerson’s early background as a chemical engineer and his prior service on the American Chemistry Council and Society of Chemical Industry boards have contributed to his skills in operations, safety and innovation. He also has extensive environmental oversight, board leadership and corporate governance experience.

Career Overview

•
Retired Chairman, President and Chief Executive Officer (2017–2023), Hexion Holdings Corporation and its predecessor Hexion, Inc., a global producer of thermoset resins as well as other chemical platforms serving a wide range of market applications. In April 2019, Hexion Inc. filed for reorganization under Chapter 11 of the U.S. Bankruptcy Code and successfully emerged in July 2019.
•
Chairman, President and Chief Executive Officer (2008–2017), Chemtura Corporation, a global manufacturer and marketer of specialty chemicals
•
President, Chief Executive Officer and director (2003–2008), Hercules Incorporated, a chemical company
•
Serves as a director for: Vibrantz Technologies, Inc.; Pancreatic Cancer Action Network; Advisory Board of the Chemical Engineering & Materials Science College; College of Engineering Alumni Board of Michigan State University; and McLaren Northern Michigan Hospital
•
Serves as Executive Chair of the Board of Directors of The Lycra Company, a producer of innovative fiber and textile solutions

Other public company boards and board committees

Origin Materials, Inc. (independent director, member of the audit committee and the compensation committee)

Served as an independent director of Ashland Global Holdings Inc. (2019–2021)

PPL CORPORATION 2024 Proxy Statement 13

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2020

Age: 52

Board Committees:

•
Executive

Skills and Attributes:

•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Regulated Utility Experience
•
Environmental and Sustainability
•
Cybersecurity

VINCENT SORGI	MANAGEMENT DIRECTOR

Key qualifications and skills

With approximately 30 years of experience in the utility industry, Mr. Sorgi brings to our Board extensive capital markets, finance and accounting expertise, providing particularly valuable insight into the areas of accounting and controls. He provides a wealth of knowledge of strategy, risk management, regulatory oversight, human capital management, financial planning, innovation in the utility space, and mergers and acquisitions from a regulated utility industry perspective. As Chief Executive Officer, Mr. Sorgi has led PPL’s transformation over the past two years as it evolves into a premier, pure-play U.S. regulated utility holding company. In his prior role as Chief Operating Officer, he led the day-to-day operations of PPL’s high-performing utilities. As Chief Financial Officer from 2014 to 2019, Mr. Sorgi was instrumental in guiding PPL through the spinoff of its competitive generation business. Under Mr. Sorgi's leadership, PPL is advancing the future of energy technology and infrastructure while driving long-term value for customers and shareowners.

Additional experience

Mr. Sorgi started his career in the accounting industry, providing him with foundational financial acumen that he has applied in his leadership roles in the energy industry. He also brings expertise in energy generation and supply.

Career Overview

•
President and Chief Executive Officer (June 2020-present), PPL Corporation
•
President and Chief Operating Officer (July 2019-May 2020), Executive Vice President (January 2019-June 2019) and Chief Financial Officer (2014-2019), Senior Vice President (2014-2019) and Vice President and Controller (2010-2014), PPL Corporation; Controller for PPL’s former energy supply and marketing segment (2007-2010) and financial director of the former PPL Generation subsidiary (2006-2007)
•
Prior to joining PPL, worked for Public Service Enterprise Group for nine years and prior to that, Deloitte & Touche LLP for four years
•
Member, American Institute of Certified Public Accountants
•
Serves as a director for the Electric Power Research Institute, the Edison Electric Institute, St. Luke’s Health Network and Da Vinci Science Center

14 PPL CORPORATION 2024 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2023

Age: 60

Board Committees:

•
Audit
•
Finance

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Regulated Utility Experience
•
Technology, Digitalization and Innovation
•
Cybersecurity

LINDA G. SULLIVAN	INDEPENDENT DIRECTOR

Key qualifications and skills

Ms. Sullivan brings three decades of financial and leadership experience in the regulated utility industry to our Board. As the newest Board member, Ms. Sullivan provides a fresh perspective while drawing on her deep roots in the utility industry, her significant history of driving growth and innovation and her experience across multiple regulated sectors. During her time as CFO at American Water Works Company Inc., the company experienced significant growth and increase in total shareholder returns. Ms. Sullivan led operations for technology, cyber and physical security, supply chain, research and development, and environmental compliance. Ms. Sullivan has received the NACD Directorship Certification, reflecting her commitment to strong governance and effective board leadership.

Additional experience

Ms. Sullivan is a Certified Public Accountant (inactive) and a Certified Management Accountant. Ms. Sullivan has been selected to succeed as the non-executive independent Board chair of NorthWestern Energy Group, Inc. d/b/a NorthWestern Energy.

Career Overview

•
Retired Chief Financial Officer and Executive Vice President (2014-2019), American Water Works Company Inc., one of the nation’s largest publicly traded water and wastewater utility companies
•
Chief Financial Officer and Senior Vice President (2009 to 2014) of Southern California Edison Company
•
Including the role above, more than 20 years of experience in a variety of leadership roles with the subsidiaries of Edison International, one of the nation’s largest electric utility holding companies
•
Prior to her time at Edison International, she was a senior auditor with Arthur Anderson, LLP

Other current public company boards and board committees

NorthWestern Energy (independent director, chair of the audit committee, member of the safety, environmental, technology and operations committee). Ms. Sullivan has been selected to succeed as NorthWestern Energy's non-executive independent Board chair and will no longer be the chair of the audit committee upon the current chair's retirement.

AltaGas Ltd. (independent director, chair of the audit committee, member of the human resources and compensation committee).

PPL CORPORATION 2024 Proxy Statement 15

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: Dec. 2009

Age: 73

Board Committees:

•
Executive
•
Finance
•
People and Compensation (Chair)

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Regulated Industry Experience
•
Environmental and Sustainability
•
Customer Relationships and Marketing

NATICA VON ALTHANN	INDEPENDENT DIRECTOR

Key qualifications and skills

With decades of experience as an executive in banking and financial services, Ms. von Althann brings to our Board her strong judgment, reasoned risk management skills, and significant finance expertise. Her long tenure as a senior executive in a regulated industry contributes insight to our current opportunities and risk management. Throughout her senior executive roles at Citigroup, Ms. von Althann managed complex global businesses, including in global relationship management, in corporate finance, and in private banking. Her deep experience in financial reporting, investment management and governance is valuable to the Board’s oversight role.

Additional experience

Ms. von Althann serves as a director of TD Bank US Holding Company and its two bank subsidiaries, TD Bank, N.A. and TD Bank USA, N.A. (all wholly owned subsidiaries of TD Bank Group). She is Chair of FuelCell Energy, Inc.’s board committee for environmental, social, governance and nominating. These roles at TD Bank and FuelCell provide additional insights into leadership, governance, and regulatory matters at evolving enterprises.

Career Overview

•
Founding Partner (2009–2013), C&A Advisors, a consulting firm in the areas of financial services and risk management
•
Retired Senior Credit Executive (2007–2008), Bank of America after U.S. Trust was acquired by Bank of America; former Chief Credit Officer (2003–2008), U.S. Trust, an investment management company owned by Schwab
•
26 years at Citigroup in various senior management roles, including region head for High Yield Finance in Citicorp Securities, managing director and co-head of Citigroup’s U.S. Telecommunications – Technology group, managing director and global industry head of the Retail and Apparel group in the Global Relationship Bank and division executive and market region head for Latin America in the Citigroup private banking group
•
Serves as a director for Friends of Caritas Cuba

Other current public company boards and board committees

FuelCell Energy, Inc. (independent director, chair of the environmental, social, governance and nominating committee, member of the audit, finance, and risk committee)

16 PPL CORPORATION 2024 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2005

Age: 71

Board Committees:

•
Audit
•
Governance, Nominating and Sustainability

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Regulated Industry Experience

KEITH H. WILLIAMSON	INDEPENDENT DIRECTOR

Key qualifications and skills

Mr. Williamson brings to our Board decades of legal, finance and senior executive leadership experience at the highest levels of publicly traded companies. In addition, his experience in regulated industries, including his service on the risk management committee while at Centene Corporation, contributes to the Board’s perspective and oversight. Leveraging his joint MBA and law degree from Harvard University, Mr. Williamson has contributed important insights on legal and governance matters as a Board member.

Additional experience

Mr. Williamson has extensive knowledge of government relations and corporate giving based on his work on the Centene Foundation.

Career Overview

•
President and Director (2020–present), Centene Foundation
•
Chief Charitable Giving Officer (2020-present) and former Executive Vice President, Secretary and General Counsel (2012–2020), Centene Corporation, a provider of managed healthcare services, primarily through Medicaid, commercial and Medicare products
•
Senior Vice President, Secretary and General Counsel (2006–2012), Centene Corporation
•
President, Capital Services Division (1999–2006), Pitney Bowes Inc. and various positions in tax, finance and legal groups, including oversight of the treasury function and rating agency activity (1988–1998)

PPL CORPORATION 2024 Proxy Statement 17

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2018

Age: 70

Board Committees:

•
Executive
•
Governance, Nominating and Sustainability (Chair)
•
People and Compensation

Skills and Attributes:

•
Risk Management
•
Capital Markets, Finance and Accounting
•
Regulated Industry Experience
•
Environmental and Sustainability
•
Technology, Digitalization and Innovation

PHOEBE A. WOOD	INDEPENDENT DIRECTOR

Key qualifications and skills

Ms. Wood has extensive experience as a senior financial executive, including in the energy industry, and as a board director with publicly traded companies in other industries. She brings to our Board her broad experience in finance, accounting, strategic planning, capital markets and risk management. Ms. Wood has also overseen management of information technology and brings significant knowledge and expertise of corporate governance and evolving ESG issues, directly relevant to the Board’s oversight function and our company’s clean energy strategy.

Additional experience

Ms. Wood has been actively engaged in environmental, health and safety matters through work experience and in her oversight role as a director of other corporate boards. She has been actively involved with sustainability reporting and ESG ratings and investor relations in these areas.

Career Overview

•
Principal (2008–present), CompaniesWood, a consulting firm specializing in early-stage investments
•
Retired Vice Chairman and Chief Financial Officer (2006-2008) and Executive Vice President and Chief Financial Officer (2001–2006), Brown-Forman Corporation, a diversified consumer products manufacturer
•
Vice President and Chief Financial Officer and director, Propel Corporation (2000–2001)
•
An almost 24-year tenure at Atlantic Richfield Corporation in various financial management capacities

Other current public company boards and board committees

Invesco Ltd. (independent director, chair of the audit committee, member of the nomination and corporate governance committee and the compensation committee)

Leggett & Platt, Incorporated (independent director, chair of the audit committee, member of the nominating, governance and sustainability committee)

Pioneer Natural Resources Company (independent director, chair of the nominating and corporate governance committee, member of the audit committee and the sustainability and climate oversight committee)

18 PPL CORPORATION 2024 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director since: 2014

Age: 65

Board Committees:

•
Executive
•
Finance (Chair)
•
Governance, Nominating and Sustainability

Skills and Attributes:

•
Capital Markets, Finance and Accounting
•
Operations Experience and Safety
•
Technology, Digitalization and Innovation
•
Cybersecurity
•
Customer Relationships and Marketing

ARMANDO ZAGALO DE LIMA	INDEPENDENT DIRECTOR

Key qualifications and skills

Having served as a senior executive of Xerox, a public technology company, Mr. Zagalo de Lima provides critical insight to our Board in the context of strategic initiatives, emerging technologies and services, business operations and the risks associated with these areas. Mr. Zagalo de Lima also brings knowledge and skills related to leadership of a global enterprise, including operating in a variety of regulatory jurisdictions. His experience and skills are instrumental as our utilities continue their digital innovation and grid modernization.

Additional experience

Mr. Zagalo de Lima has significant experience in customer service, sales, engineering, innovation, product development, manufacturing, distribution and marketing from his several decades at Xerox.

Career Overview

•
Retired Executive Vice President (2010–2015), Xerox Corporation, a multinational enterprise for business process and document management
•
President (2012–2014), Xerox Technology
•
President of Global Customer Operations (2010–2012), Xerox Corporation
•
President (2004–2010) and Chief Operating Officer (2001–2004), Xerox Europe
•
Various sales, marketing and management positions for Xerox across Europe (1983–2001)

* * *

Use of Proxy. The Board of Directors has no reason to believe that any of the director nominees will become unavailable for election. If, however, any nominee should become unavailable prior to the Annual Meeting, the accompanying proxy will be voted for the election of such other person as the Board of Directors may recommend in place of that nominee. The proxies appointed by the Board of Directors intend to vote the proxy for the election of each of the nominees unless you indicate otherwise on the proxy or ballot card.

Your Board of Directors recommends that you vote FOR each director nominee in Proposal 1.

PPL CORPORATION 2024 Proxy Statement 19

GOVERNANCE OF THE COMPANY

BOARD OF DIRECTORS

Attendance. The Board of Directors met six times during 2023. Each director attended at least 75% of the meetings held in 2023 by the Board and the committees on which the director served during the period of director service. The average attendance of directors at Board and committee meetings held during 2023 was 99%. Directors are expected to attend all meetings of shareowners, the Board and the committees on which they serve. All of our directors attended the 2023 Annual Meeting of Shareowners.

Independence of Directors. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements of the New York Stock Exchange, or NYSE, listing standards. In addition to applying these guidelines, which are available in the Corporate Governance section of our website (www.pplweb.com/governance-documents), the Board considers all relevant facts and circumstances in making an independence determination, including transactions and relationships between each director or members of the directors’ immediate family and the company and its subsidiaries. The Board determined that nine directors, constituting all of PPL’s non-employee directors, are independent from the company and management pursuant to its independence guidelines: Mr. Beattie, Mr. Rajamannar, Ms. Redman, Mr. Rogerson, Ms. Sullivan, Ms. von Althann, Mr. Williamson, Ms. Wood and Mr. Zagalo de Lima.

In making its independence determinations, the Board has broadly considered all relevant facts and circumstances including the other boards on which our directors serve. In 2023, the Board specifically considered Ms. Sullivan's position as a director for NorthWestern Energy Group d/b/a NorthWestern Energy, which is an unsecured creditor of affiliates of Talen Energy Corporation, because at the time PPL had pending litigation adverse to certain affiliates of Talen Energy Corporation. In December 2023, the company announced its settlement agreement with Talen affiliates to resolve all claims in the litigation, as more fully described in PPL’s Form 10-K for the period ended December 31, 2023. In 2024, the Board determined there were no facts or circumstances that impair the independence of any non-employee directors.

Outside Board and Audit Committee Memberships. Directors are expected to ensure that other commitments, including outside board memberships, do not interfere with their duties and responsibilities to the company. Before accepting a position on another public company board, directors notify the Corporate Secretary and the Chair of the GNSC. The Guidelines for Corporate Governance limit directors to serve on no more than three boards of public companies in addition to PPL. For any director who is a public company CEO, the limit is no more than one board of a public company in addition to PPL. Finally, a director who is a member of the Audit Committee may not serve on the audit committees of more than two public companies in addition to the PPL Audit Committee.

Executive Sessions; Independent Chair of the Board. The independent directors meet in executive sessions without management present during each regularly scheduled Board meeting. Mr. Rogerson presides at these executive sessions and also serves as the independent Chair of the Board.

Board Leadership Structure. Mr. Rogerson has served as independent Chair of the Board since his appointment in March, 2021. Prior to the appointment of Mr. Rogerson as independent Chair, the Board had an independent Lead Director, who provided independent oversight through the independent Lead Director’s significant authority and responsibilities, as more specifically outlined in our Guidelines for Corporate Governance.

At this time, the Board believes it is most effective for PPL to have an independent Chair. Mr. Rogerson has substantial knowledge of our company through his longstanding service on our Board and significant organizational, operational and risk management expertise, as well as extensive environmental oversight and board leadership experience. As the independent Chair, Mr. Rogerson engages effectively with management to question, challenge, provide advice and serve as a liaison to the other independent directors.

There has been ongoing recent refreshment among our Board members, including the addition of Ms. Sullivan in January 2023. Maintaining an appropriate blend of seasoned and new directors provides valuable perspectives, especially for long-term strategy and decisions. Based on these facts and circumstances, the Board is confident that Mr. Rogerson offers the valuable insight of an independent outside director who also has a deep understanding of our business and brings a breadth of experience and unique perspective regarding changes to our company and within our industry.

20 PPL CORPORATION 2024 Proxy Statement

GOVERNANCE OF THE COMPANY

The Board will continue to evaluate the effectiveness of the Board’s leadership structure, including a review of the need or desire for an independent Chair on at least an annual basis, and will make any future decisions based upon the best interests of the company and its shareowners at that time. The Board believes the company and its shareowners are best served by maintaining the flexibility for the Board to determine who should serve in the roles of Chair and CEO, and whether those roles should be combined or separated.

Board and Committee Evaluations. Annually, the Board and each committee, other than the Executive Committee, evaluate Board and committee performance. For the evaluation of the Board’s effectiveness in 2023, directors completed a questionnaire evaluating topics such as Board dynamics, Board and committee effectiveness and engagement, access to management, agenda requests and similar matters, encouraging a broad range of commentary from each director. The responses and feedback from the questionnaires were summarized and presented to the full Board, then discussed with the entire Board in executive session at its January 2024 meeting. The Board and management take appropriate action to address suggestions and feedback received from the Board members. The responses to the evaluations also inform board committee assignments and board succession planning. While every Board member is encouraged to provide comments as to the structure and operation of Board committees, each committee conducts its own annual assessment as well.

Guidelines for Corporate Governance. The full text of our Guidelines for Corporate Governance can be found in the Corporate Governance section of our website (www.pplweb.com/governance-documents).

Communications with the Board. Shareowners or other parties interested in communicating with the Board, the independent Chair, any Board member or with the independent directors as a group may write to the person or persons at our current mailing address:

c/o Corporate Secretary’s Office

PPL Corporation

Two North Ninth Street

Allentown, Pennsylvania 18101

On or about August 1, 2024, we plan to change the mailing address of our principal executive office to reflect the recent move of our corporate headquarters. Any communication after that date should be addressed to the following address:

c/o Corporate Secretary's Office

PPL Corporation

Two City Center

645 Hamilton Street

Allentown, Pennsylvania 18101

The Corporate Secretary’s Office assists the Board with all correspondence, including providing communications to Board members where appropriate, with the general exception of ordinary course business communications from customers and vendors, commercial solicitations, advertisements or obvious “junk” mail. Concerns relating to accounting, internal controls or financial statement fraud are to be brought immediately to the attention of the Corporate Audit group and are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Code of Ethics. We maintain a code of business conduct and ethics, our Standards of Integrity, which is applicable to all Board members and employees of the company and its subsidiaries, including the principal executive officer, the principal financial officer and the principal accounting officer of the company. You can find the full text of the Standards of Integrity in the Corporate Governance section of our website (www.pplweb.com/governance-documents).

Shareowner Engagement. We engage with our shareowners throughout the year in a variety of forums involving our directors, senior management, investor relations group, sustainability officer and legal department. We meet with our shareowners in person, by telephone or videoconference and at external venues, and attend conferences and other forums at which shareowners are present.

In the fall, we conduct our annual outreach to our largest shareowners, to receive feedback and engage in dialogue. These conversations allow our management and directors to hear directly from shareowners, understand various perspectives, and weigh and consider responsive steps by the company. Our engagement covers a broad range of topics, such as the company’s corporate governance practices; board composition and refreshment; clean energy transition strategy and related disclosures; political spending disclosure; diversity, equity and inclusion initiatives; community engagement; risk oversight; executive compensation; and culture and workforce development. These meaningful exchanges provide us with a direct understanding of our shareowners’ perspectives as well as an opportunity to share our views with shareowners.

PPL CORPORATION 2024 Proxy Statement 21

GOVERNANCE OF THE COMPANY

Over the past several years, the input we received from shareowners has influenced and informed the following actions related to sustainability, corporate governance, and executive compensation:

•
We communicated a multi-pronged clean energy strategy to guide the company’s transition. Our clean energy strategy includes net-zero by 2050 and interim goals. We have disclosed our strategy, specific clean energy initiatives and our emissions profile in company reports and in our CDP (formerly the Carbon Disclosure Project) climate survey.
•
In March of 2021, we appointed Mr. Rogerson as independent Chair of the Board, separating the positions of CEO and Chair of the Board.
•
We have continued our ongoing board refreshment, including the addition of Mr. Beattie in 2020, Ms. Redman in 2021, and Ms. Sullivan in January 2023.
•
We have established clear lines of oversight by our Board, including the oversight of cybersecurity by the full Board of Directors.
•
We included ESG target metrics in executive compensation beginning in 2022 and continuing in 2023, including in both the short-term incentive and long-term incentive awards, as more fully discussed in the Compensation Discussion and Analysis (CD&A) beginning on page 37.
•
For our 2024 compensation program, we identified a compensation peer group consisting of 16 publicly-traded utility companies that are comparably sized and operationally similar to PPL.
•
We adopted enterprise-wide policies on the environment, human rights, and health and safety to clearly articulate the company’s approach on these important ESG topics.
•
We enhanced our disclosure on public policy engagement to provide more information about how the company engages with policy makers on key issues directly and through our trade associations.
•
We made publicly available the company’s climate policy principles that guide the company’s advocacy on climate-related regulations and legislative proposals.

22 PPL CORPORATION 2024 Proxy Statement

GOVERNANCE OF THE COMPANY

BOARD COMMITTEES

The Board of Directors has five standing committees: Audit Committee; Executive Committee; Finance Committee; Governance, Nominating and Sustainability Committee; and People and Compensation Committee.

Each non-employee director usually serves on two or more committees. Except for the Executive Committee, all of our committees are composed entirely of independent directors under the listing standards of the NYSE and the company’s standards of independence described under the heading “Independence of Directors.” In addition, the Board of Directors has designated each member of the Audit Committee as an “audit committee financial expert.” (See the biographies of our Audit Committee members within Proposal 1.) Each committee has a charter, all of which are available in the Corporate Governance section of the company’s website (www.pplweb.com/governance-documents).

The following table shows the directors who are currently members or chairs of each of the standing Board committees and the number of meetings each committee held in 2023.

Board Committee Membership

Audit	Executive	Finance	Governance, Nominating and Sustainability	People and Compensation
Arthur P. Beattie[1]	I	●	■	■		
Raja Rajamannar	I				■	■
Heather B. Redman[1]	I	■		■		
Craig A. Rogerson	I / C		●			■
Vincent Sorgi			■			
Linda G. Sullivan[1] [2]	I	■		■		
Natica von Althann	I		■	■		●
Keith H. Williamson[1]	I	■			■	
Phoebe A. Wood[1] [3]	I		■		●	■
Armando Zagalo de Lima	I		■	●	■	
Number of Meetings in 2023		**5**	**0**	**4**	**4**	**5**

● Chair ■ Member **I** – Independent Director **C** – Chair of the Board

(1)
Designated as an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission, or SEC.
(2)
Joined the Audit Committee on October 27, 2023 and left the People and Compensation Committee.
(3)
Joined the People and Compensation Committee on October 27, 2023 and left the Audit Committee.

PPL CORPORATION 2024 Proxy Statement 23

GOVERNANCE OF THE COMPANY

Principal Functions of Each Committee

The following table describes the principal functions of each committee.

Committee	Principal Function

Audit Committee
•
Oversee:
•
the integrity of the financial statements of the company and its subsidiaries;
•
the effectiveness of the company’s disclosure controls and procedures and internal control over financial reporting;
•
the identification, assessment and management of risk;
•
the company’s compliance with legal and regulatory requirements and the company’s compliance and ethics program;
•
the qualifications, independence and selection of the independent registered public accounting firm, or “independent auditor”; and
•
the performance of the company’s independent auditor and internal audit function.

Executive Committee
•
Exercise all of the powers of the Board of Directors during periods between Board meetings, with the exception of:
•
submission to shareowners of any action requiring approval of shareowners;
•
creation or filling of vacancies on the Board;
•
changing the membership of and filling of vacancies on any committee of the Board;
•
adoption, amendment or repeal of the Bylaws;
•
amendment or repeal of any resolution of the Board that by its terms is amendable or repealable only by the Board;
•
action on matters committed by the Bylaws or resolution of the Board exclusively to another committee of the Board; and
•
taking any action as may not be exercised by a committee under the Pennsylvania Business Corporation Law or the Bylaws.

Finance Committee
•
Review and approve annually the business plan, which includes the annual financing plan, as well as the capital expenditure plan for the company and its subsidiaries;
•
Approve third-party financing transactions, guarantees or other credit or liquidity support in excess of $50 million, to the extent not contemplated by the annual financing plan approved by the Finance Committee;
•
Approve reductions of the outstanding securities of the company in excess of $100 million;
•
Authorize capital expenditures in excess of $100 million;
•
Authorize acquisitions and dispositions in excess of $100 million; and
•
Review, approve and monitor the policies and practices of the company and its subsidiaries in managing financial risk.

24 PPL CORPORATION 2024 Proxy Statement

GOVERNANCE OF THE COMPANY

Committee	Principal Function

Governance, Nominating and Sustainability Committee (GNSC)
•
Oversee corporate governance for the company, including annually review and recommend any changes to the Guidelines for Corporate Governance;
•
Establish and administer programs for evaluating the performance of the Board and committees, including developing and reviewing criteria for the qualifications of Board members and methods of recommendation;
•
Recommend to the Board any changes in size or composition of the Board, including recommendations for Board refreshment;
•
Identify and recommend to the Board candidates for election to the Board;
•
Recommend to the Board the composition of each committee of the Board;
•
Review and recommend to the Board the independence determination of non-management directors;
•
Recommend to the Board an independent director to serve as an independent Chair of the Board or as the Lead Director and annually review succession plans for the Chair of the Board and Lead Director, if any;
•
Make recommendations to the Board regarding tendered resignations of incumbent directors and incumbent director nominees;
•
Oversee the company’s practices and positions to further its sustainability strategy and corporate governance, including specific environmental and corporate social responsibility initiatives;
•
Provide oversight of the company’s corporate political activity, with such oversight to include receiving reports at least annually as to political spending and related activities by the company, if any; and
•
Conduct a reasonable prior review, and provide oversight of, any related-party transactions consistent with the company’s Related-Party Transaction Policy.

People and Compensation Committee (PCC) (Name revised from Compensation Committee, effective July 28, 2023, to better reflect the responsibilities of the committee)
•
Oversee the company’s executive compensation philosophy, policies and programs and how these policies and programs align with that philosophy and company’s overall business strategy;
•
Review and evaluate the performance of the CEO and other executive officers of the company, including setting goals and objectives, and approving their compensation, including salary, incentive awards and other remuneration;
•
Review and discuss with management whether risk arising from the company's compensation policies and practices for all employees could result in a material adverse effect on the company;
•
Oversee management’s executive officer succession planning;
•
Review and assess the company’s strategy for talent management as part of human capital management;
•
Review and approve any compensation-related clawback policy, incentive compensation plans and programs, including all equity-based plans, and employment agreements;
•
Review, discuss and make recommendations regarding annual Compensation Discussion and Analysis, and review and approve the People and Compensation Committee Report;
•
Discuss results of annual say-on-pay vote;
•
Review and approve the stock ownership requirements for the company’s directors and executive officers;
•
Review the fees and other compensation paid to outside directors for their services on the Board and its committees; and
•
Undertake independence and conflicts of interest assessments of its compensation consultant.

PPL CORPORATION 2024 Proxy Statement 25

GOVERNANCE OF THE COMPANY

Compensation Processes and Procedures

The PCC undertakes to compensate executive officers effectively and in a manner consistent with our stated compensation and corporate strategies. The PCC has the exclusive authority to grant equity awards to executive officers and delegates specified administrative functions to certain officers, including the CEO and the Chief Human Resources Officer, or CHRO. The PCC has strategic and administrative responsibilities with respect to our executive compensation arrangements, including:

•
reviewing and approving the design of the executive compensation program and practices;
•
monitoring new rules and regulations and assessing evolving best practices concerning executive compensation;
•
determining the elements of compensation and the financial and other metrics to be used to measure performance for the upcoming year;
•
setting annual goals and targets for each executive officer, including the NEOs;
•
evaluating the performance and leadership of the CEO, seeking input from all independent directors, and reviewing the performance of the other executive officers against their established goals and objectives; and
•
determining and approving the annual compensation of the executive officers based on such evaluations.

The PCC has retained Frederic W. Cook & Co., Inc., or FW Cook, as its independent compensation consultant to assist the committee in determining whether the company’s executive compensation program is reasonable and consistent with competitive practices. FW Cook provides advice and counsel on executive and director compensation matters and provides information and advice regarding market trends, competitive compensation programs and strategies including:

•
Reporting regularly on current trends in utility industry executive compensation and providing data analyses, market assessments or other information as requested to assist in the administration of the executive compensation programs.
•
Providing a detailed analysis of competitive pay levels and practices to the PCC, which the PCC uses to understand current market practices when it assesses performance and considers salary levels and incentive awards at its January meeting following the conclusion of the performance year.
•
Reviewing the pay program for the company’s non-employee directors relative to a group of utility companies and to a broad spectrum of general industry companies.
•
Providing a review of compensation for the executive officer positions at PPL, including each of the NEOs. This review includes information for both utility and general industry and results in a report on the compensation of executive officers and competitive market data. A detailed discussion of the competitive market comparison process is provided in the CD&A, beginning on page 37.

Although the PCC considers analysis and advice from its independent consultant when making compensation decisions for the CEO and other NEOs, the committee uses its own independent judgment in making final decisions concerning compensation paid to executive officers, including the CEO and other NEOs.

FW Cook and its affiliates did not provide any services to the company or any of the company’s affiliates other than advising the PCC on executive officer and director compensation during 2023. In addition, the PCC annually evaluates whether any work provided by FW Cook may present a conflict of interest and determined that there was no conflict of interest for 2023.

The PCC can also seek the input of management to inform decision-making. Each year, senior management develops a strategic business plan, which includes recommendations on the proposed goals for the annual cash incentive and long-term incentive programs. The PCC takes this into account when establishing and setting incentive goals for all executive officers.

No individual is present when matters pertaining to their own compensation are being discussed, and neither the CEO nor any of the other executive officers discusses their own compensation with the PCC or the PCC’s independent compensation consultant.

CEO and Other Management Succession

At least annually, consistent with its charter, the PCC reviews the company’s plan for management succession, recognizing the importance of continuity of leadership to ensure a smooth transition for its employees, customers and shareowners. At times, the PCC will review the company's succession plan as part of strategic positioning or emergency situations. As part of this process, the PCC reviews the top and emerging talent internally, their level of

26 PPL CORPORATION 2024 Proxy Statement

GOVERNANCE OF THE COMPANY

readiness and development needs. This process is conducted not only for the CEO position but also for other critical senior level positions in the company. When appropriate, the PCC also reviews external successor candidates for the CEO position, with assistance periodically from an independent third-party consultant.

Dean A. Del Vecchio joined the company as Executive Vice President and Chief Technology & Innovation Officer (CTIO), a new position that reflects the company's strong focus on creating technology-enabled utilities of the future. Mr. Del Vecchio will report directly to Mr. Sorgi. In addition, effective March 4, 2024, Ms. Stark's title was changed to Executive Vice President-Utilities, Chief Legal Officer (CLO) and Corporate Secretary and John R. Crockett III was named Chief Development Officer of the company, in addition to his role as President of LG&E and KU Energy LLC.

Chair of the Board Succession

The GNSC annually reviews a succession plan for the independent Chair of the Board, and if applicable, the Lead Director position. The review covers key skills and competencies of the Chair or lead director role, as applicable, the risk of loss of the current chair, an assessment of the current Board members relative to key skills and competencies and the identification of potential chair successors. As part of the regular review of attributes and skills for any potential director candidate, the GNSC also considers whether that candidate might qualify as a future chair or lead director in the succession pipeline.

Board Refreshment and Director Nomination Process

Board refreshment is integral to maintaining board composition that best serves PPL and its shareowners. In recent years, our Board has added several new directors, bringing with them a wealth of experience, diverse perspectives and backgrounds, and effective skills and qualifications.

The GNSC establishes guidelines for new directors and evaluates director candidates. In its evaluation, the GNSC will consider the qualifications, qualities and skills of director candidates as outlined in our Guidelines for Corporate Governance, including:

•
strong personal and professional ethics, high standards of integrity and values, independence of thought and judgment;
•
prior business experience at a senior executive level;
•
diverse experience relevant to serving on the Board, such as financial, operating, executive management, technology and utility or other regulated industry experience;
•
a broad range of demonstrated abilities and accomplishments beyond corporate leadership, including the skill and expertise sufficient to provide sound and prudent guidance with respect to all of the company’s operations and interests; and
•
capability to devote the required amount of time to serve effectively, including preparation time and attendance at Board, committee and shareowner meetings.

The Board recognizes that directors with varied perspectives and backgrounds improve the quality of dialogue, contribute to better decision-making, and enhance its effectiveness. Accordingly, the Guidelines for Corporate Governance require that the pool of candidates considered by the GNSC include qualified persons who reflect diverse backgrounds, including diversity of gender and race or ethnicity and if any third-party search firm is used, it will be specifically instructed to include such candidates. The GNSC assesses the effectiveness of this policy as part of its annual review of the Guidelines for Corporate Governance.

Requests to consider a candidate for nomination to election as a director may be made by the Board, the GNSC or any shareowner entitled to vote in the election of directors generally. The GNSC screens all candidates in the same manner regardless of the source of the recommendation.

When considering whether the Board’s directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of the company’s business and structure, the Board focused primarily on the information discussed in each of the Board members’ biographical information set forth beginning on page 10, their past contributions to the company’s success and their expected future engagement and contributions in furtherance of PPL’s strategic goals.

If the GNSC or management identifies a need to add a new Board member to contribute a particular qualification or to fill a vacancy, the GNSC may retain a third-party search firm to identify a candidate or candidates. The GNSC also seeks prospective nominees through personal referrals and independent inquiries by directors. Once the GNSC has identified a prospective nominee, it generally requests the third-party search firm to gather additional information about the prospective nominee’s background and experience. The Chair of the Board, the CEO, the Chair of the GNSC and any additional directors, if available, then interview the prospective candidate. After completing the

PPL CORPORATION 2024 Proxy Statement 27

GOVERNANCE OF THE COMPANY

interview and evaluation process, the GNSC makes a recommendation to the full Board as to any persons who should be nominated by the Board. The Board then votes on whether to approve the nominee after considering the recommendation and report of the GNSC. As a result of the most recent director search process, the Board elected Ms. Sullivan effective January 10, 2023.

Shareowners may recommend candidates to be considered by the GNSC. The GNSC uses the same process and criteria to consider and evaluate shareowner recommendations as it uses for candidates identified through the process described above. On or about August 1, 2024, we plan to change the mailing address of our principal executive office to reflect the recent move of our corporate headquarters. After that date, shareowners should submit their candidate recommendations in writing to:

Corporate Secretary

PPL Corporation

Two City Center

645 Hamilton Street

Allentown, Pennsylvania 18101

Proxy Access - Nominations for Director for Inclusion in PPL’s 2025 Proxy Statement

The Board of Directors adopted proxy access in 2015. Pursuant to the company’s Bylaws, a shareowner, or a group of up to 25 shareowners, owning 3% or more of PPL’s outstanding common stock continuously for at least three years, may nominate, and include in PPL’s proxy statement and materials, nominees for director constituting up to the greater of (1) 20% of the Board or (2) two director nominees, provided that the shareowner(s) and the nominee(s) satisfy the requirements specified in the Bylaws. Notice of director nominations submitted under these proxy access Bylaw provisions must be received no earlier than November 4, 2024 and no later than December 4, 2024 for inclusion in the company’s 2025 proxy statement.

Shareowner Nominations for the 2025 Annual Meeting

In order to be duly nominated for the 2025 annual meeting, we must receive advance notice of nominations by shareowners not less than 90 days nor more than 120 days prior to the anniversary of the 2024 Annual Meeting, or no earlier than January 15, 2025 and no later than February 14, 2025. The notice must contain the information required by our Bylaws, such as the name and address of the shareowner making the nomination and of the proposed nominee(s), information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and certain other information concerning the shareowner and the nominee. The exact procedures for making nominations are included in our Bylaws, which can be found at the Corporate Governance section of our website (www.pplweb.com/governance-documents).

To comply with the “universal proxy rules” adopted by the SEC, shareowners who intend to solicit proxies in support of director nominees other than PPL’s nominees for our 2025 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, during the time period prescribed by our Bylaws as set forth above.

28 PPL CORPORATION 2024 Proxy Statement

GOVERNANCE OF THE COMPANY

THE BOARD’S ROLE IN RISK OVERSIGHT

Overview

The Board, together with its committees, oversees the company’s risk management practices with the aid and input of our senior management and professional advisors. The Board regularly reviews the material risks associated with the company’s business plans and activities as part of its consideration of the ongoing operations and strategic direction of the company.

While systemic risk oversight is a function of the full Board, the Board recognizes that material risks may arise from or impact multiple areas of the organization. Accordingly, the Board retains primary oversight of certain risks, including strategic, operational, cultural, legal, regulatory, cybersecurity and physical security risks, and tasks its Audit Committee, Finance Committee, GNSC and PCC with principal oversight of the company’s management of material risks within each respective committee’s areas of responsibility. In turn, each committee reports to the Board regularly, including with respect to material risks within its purview, fostering awareness and communication of significant matters among all directors, and promoting a coordinated approach to risk oversight.

At meetings of the Board and its committees, directors receive updates from management regarding our risk profile and risk management activities. Outside of formal meetings, the Board, its committees and individual Board members have full access to the company's Corporate Leadership Council, which consists of the CEO, Chief Financial Officer (CFO), Chief Operating Officer (COO), CLO, CTIO, and CHRO, and access to other key employees, including the Vice President-Corporate Audit and Chief Compliance Officer, Vice President-Controller, Chief Security Officer (CSO), Vice President-Public Affairs and Sustainability and Chief Risk Officer. In addition, the Board, and each committee, may request information from any of the company’s professional advisors or engage its own independent advisors.

Board Oversight of Key Topics

Oversight of Cybersecurity Risks. The full Board of Directors has direct oversight of our cybersecurity programs through reports from the CSO, at least twice per year, regarding cybersecurity matters and risks as well as the adequacy and effectiveness of the company's cybersecurity risk management program. Through these reports, the Board monitors the company's’ programs, processes and procedures related to cybersecurity. The Board has directed the CEO and CSO to promptly inform the Board in the event of a material or potentially material cybersecurity event. Each member of the Board has access to management, including the CEO and CSO, to ask questions and engage on the company’s approach to prevent, detect, assess, and mitigate cybersecurity risk. PPL’s Board has several Board members with experience in cybersecurity, including one with a certificate in Cyber-Risk Oversight from the National Association of Corporate Directors.

PPL CORPORATION 2024 Proxy Statement 29

GOVERNANCE OF THE COMPANY

A primary function of the Audit Committee is to assist the Board in the oversight of the identification, assessment and management of risk. Cybersecurity risks are included in PPL’s enterprise risk management process and are reported to the Audit Committee of the Board on a quarterly basis or more frequently, as needed.

Oversight of Sustainability. The Board has delegated to the GNSC responsibility for overseeing the company’s practices and positions to further its sustainability strategy and corporate governance, including specific environmental and corporate social responsibility initiatives. The committee receives updates, which include climate-related matters, at regularly scheduled meetings, and the full Board receives sustainability updates throughout the year, as appropriate. The committee also oversees the company’s corporate political activity and, in that capacity, receives reports at least annually of political spending and related activities by the company. The company has also established a Corporate Sustainability Committee, which includes senior leaders throughout the company. The Corporate Sustainability Committee is responsible for recommending a sustainability strategy to executive leadership, providing oversight and establishing priorities and performance metrics. The sustainability strategy, commitments and priorities are reviewed and approved by the Corporate Leadership Council, and then reviewed with the Board. The company also maintains a robust enterprise risk management process that provides a business portfolio view of material risks that may affect achievement of the company’s business strategy. As part of this process, representatives from the company’s operating companies and service groups identify, assess, monitor and report on ongoing and emerging risks, including climate-related and broader sustainability risks. The company’s Risk Management group oversees this process and reports quarterly to the Audit Committee.

30 PPL CORPORATION 2024 Proxy Statement

GOVERNANCE OF THE COMPANY

COMPENSATION OF DIRECTORS

2023 Director Pay Components

Directors who are company employees, currently only Mr. Sorgi, do not receive any separate compensation for service on the Board of Directors or committees of the Board. During 2023, compensation for non-employee directors consisted of the elements described in the table below. The independent Chair of the Board and committee chairs received additional compensation due to the increased workload and additional responsibilities associated with these critical Board leadership positions.

		Additional Retainers for Board Leadership
Annual Retainer Components	Non- Employee Directors	Independent Chair of the Board Fee	Audit Committee Chair Fee	All Other Committee Chair Fees
Cash(1)	$120,000	$165,000	$25,000	$20,000
Deferred Stock Units(2)	$155,000	N/A	N/A	N/A
(1)
The annual cash retainer and other fees are payable in quarterly installments to each director unless voluntarily deferred to the director’s deferred stock account or deferred cash account under the Directors Deferred Compensation Plan, or DDCP.
(2)
Each deferred stock unit represents the right to receive a share of PPL common stock and is fully vested upon grant but is not paid to the director until after retirement (as discussed below with respect to payments under the DDCP). Deferred stock units do not have voting rights, but accumulate quarterly dividend equivalents, which are reinvested in additional deferred stock units and are also not paid to the director until retirement.

The People and Compensation Committee, or PCC, assesses the compensation of directors annually and, if applicable, makes recommendations to the Board. As part of this assessment, FW Cook, the PCC’s independent compensation consultant, provides a Director Pay Analysis, which reviews the pay program for PPL’s non-employee directors relative to a group of utility companies and to a broad spectrum of general industry companies.

Directors Deferred Compensation Plan

Pursuant to the DDCP, non-employee directors may elect to defer all or any part of their fees or any retainer that is not part of the mandatory stock unit deferrals. Under this plan, directors can defer compensation other than the mandatory deferrals into a deferred cash account or the deferred stock account. The deferred cash account earns a return as if the funds had been invested in one or more of the core investment options offered to employees under the PPL Deferred Savings Plan at Fidelity Investments. These investment accounts include large, mid and small cap index and investment funds, international equity index funds, target date funds, bond funds and a stable value fund, with returns that ranged from 1.81% to 46.22% during 2023. Payment of the amounts allocated to a director’s deferred cash account and accrued earnings, together with deferred stock units and accrued dividend equivalents, is deferred until after the director’s retirement from the Board of Directors, at which time the deferred cash and stock is disbursed in one or more annual installments for a period of up to 10 years, as previously elected by the director.

Director Equity Ownership Guidelines

The Board requires directors to hold, within five years after their election to the Board, shares of company common stock (including deferred stock units held in the DDCP) with a value of at least five times the annual cash retainer fee. All outside directors who have been on the Board five years or more were in compliance with their equity ownership guidelines as of December 31, 2023. Mr. Beattie, Ms. Redman and Ms. Sullivan, who have served on the Board less than five years, have achieved or were on track as of December 31, 2023 to meet their equity ownership requirements within five years of their respective election to the Board.

Continuing Education, Events and Expense Reimbursement

In addition to director education sessions presented at scheduled Board meetings, directors are encouraged to participate in continuing education sessions of their own choosing that will enhance their effectiveness as a director. The company reimburses reasonable and customary expenses incurred for continuing education sessions and related travel.

PPL CORPORATION 2024 Proxy Statement 31

GOVERNANCE OF THE COMPANY

The following table summarizes all compensation earned during 2023 by our non-employee directors with respect to Board of Directors and committee service.

2023 DIRECTOR COMPENSATION

	Fees Earned or Paid in Cash
Name of Director	Paid in Cash(1)	Deferred into Restricted Stock Units(2)	Total	Stock Awards(3)	All Other Compensation(4)	Total
Arthur P. Beattie	$72,500	$72,500	$145,000	$155,000	$10,000	$310,000
Raja Rajamannar	120,000	—	120,000	155,000	—	275,000
Heather B. Redman	120,000	—	120,000	155,000	10,000	285,000
Craig A. Rogerson	—	305,000	305,000	155,000	10,000	470,000
Linda G. Sullivan	117,000		117,000	151,125	—	268,125
Natica von Althann	140,000	—	140,000	155,000	4,000	299,000
Keith H. Williamson	120,000	—	120,000	155,000	10,000	285,000
Phoebe A. Wood	140,000	—	140,000	155,000	10,000	305,000
Armando Zagalo de Lima	—	140,000	140,000	155,000	—	295,000
(1)
This column reports the dollar amount of retainers either actually paid in cash or voluntarily deferred into cash accounts under the DDCP for Board and committee service by each director for 2023. The cash retainers for the 2023 committee chairs were: Mr. Beattie (Audit — $25,000); Mr. Rogerson (Executive — $20,000); Ms. von Althann (PCC — $20,000); Ms. Wood (GNSC — $20,000); and Mr. Zagalo de Lima (Finance — $20,000). Mr. Rogerson also received a $165,000 retainer for serving as the independent Chair of the Board. Ms. Redman voluntarily deferred $120,000 of her retainer into the deferred cash account under the DDCP.
(2)
This column reports the dollar amount of retainers voluntarily deferred into deferred stock accounts under the DDCP in 2023.
(3)
This column represents the grant date fair value of the mandatorily deferred portion of the annual retainer during 2023 as calculated under ASC Topic 718. The grant date fair value for the deferred stock units was calculated using the closing price of PPL common stock on the NYSE on the date of grant. Deferred stock units are granted in quarterly installments on the first business day of each fiscal quarter.

All deferred stock units held in each director’s deferred stock account are vested. As of December 31, 2023, the aggregate number of deferred stock units (including additional units granted for dividend equivalents) held by each current non-employee director was as follows: Mr. Beattie — 27,450; Mr. Rajamannar — 75,653; Ms. Redman – 13,033; Mr. Rogerson — 194,369; Ms. von Althann — 86,913; Mr. Williamson — 116,031; Ms. Wood — 35,681 and Mr. Zagalo de Lima — 100,239.

(4)
For Mr. Beattie, Ms. Redman, Mr. Rogerson, Ms. von Althann, Mr. Williamson and Ms. Wood, this column reflects contributions made under our charitable matching gift program. Non-employee directors are eligible to participate in our charitable matching gift program on the same basis as employees. Under the program, PPL will contribute, on a 100% matching basis, up to $10,000 per year per person to specified charitable institutions. For Mr. Rogerson, this column also includes $0 incremental cost for spousal flights.

32 PPL CORPORATION 2024 Proxy Statement

STOCK OWNERSHIP

DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

All directors and executive officers as a group hold less than 1% of PPL’s outstanding common stock. The table below shows the number of shares of our common stock beneficially owned as of March 1, 2024, by: each of our directors; each NEO for whom compensation is disclosed in the Summary Compensation Table; all of our director nominees and executive officers as a group; and the persons known by the company to be beneficial owners of more than 5% of PPL’s common stock as of February 14, 2024. The table also includes information about restricted stock units granted to executive officers under the company’s Incentive Compensation Plan for Key Employees, or ICPKE, the company’s Amended and Restated 2012 Stock Incentive Plan, or SIP, and stock units credited to the accounts of our directors under the DDCP.

Name of Directors and NEOs	Shares of Common Stock Owned(1)
Arthur P. Beattie	29,826	(2)
Joseph P. Bergstein, Jr.	138,192	(3)
John R. Crockett III	39,135	(4)
Raja Rajamannar	77,767	(2)
Stephanie R. Raymond	41,228	(5)
Heather B. Redman	14,600	(2)
Craig A. Rogerson	200,427	(2)
Vincent Sorgi	456,469	(6)
Wendy E. Stark	48,569	(7)
Francis X. Sullivan	23,889	(8)
Linda G. Sullivan	7,313	(2)
Natica von Althann	89,125	(2)
Keith H. Williamson	118,497	(2)
Phoebe A. Wood	37,446	(2)
Armando Zagalo de Lima	103,885	(2)
All 21 executive officers and directors as a group	1,653,372	(9)

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

The Vanguard Group, Inc.(10)
100 Vanguard Blvd. Malvern, PA 19355	94,052,723	12.76%
BlackRock, Inc.(11)
50 Hudson Yards New York, NY 10001	64,137,817	8.70%
State Street Corporation(12)
State Street Financial Center One Congress Street, Suite 1 Boston, MA 02114	38,236,246	5.19%
(1)
The number of shares owned includes: (a) shares directly owned by certain relatives with whom directors or officers share voting or investment power; (b) shares held of record individually by a director or officer or jointly with others or held in the name of a bank, broker or nominee for such individual’s account; (c) shares in which certain directors or officers maintain exclusive or shared investment or voting power, whether or not the securities are held for their benefit; and (d) with respect to executive officers, shares held for their benefit by the Trustee under PPL’s Employee Stock Ownership Plan, or ESOP.
(2)
Consists of stock units credited to the director’s deferred stock account under the DDCP.
(3)
Includes 37,846 restricted stock units.
(4)
Includes 18,269 restricted stock units.
(5)
Includes 13,585 restricted stock units which vested on March 2, 2024.

PPL CORPORATION 2024 Proxy Statement 33

STOCK OWNERSHIP

(6)
Includes 133,301 restricted stock units.
(7)
Includes 30,890 restricted stock units.
(8)
Includes 23,125 restricted stock units.
(9)
Includes 373,752 restricted stock units and 678,886 stock units credited to the directors’ deferred stock accounts under the DDCP.
(10)
Based solely on a review of the Schedule 13G/A filed by The Vanguard Group, Inc. with the SEC on February 13, 2024. As reported on the Schedule 13G/A, as of December 29, 2023, The Vanguard Group beneficially owned, in the aggregate, 94,052,723 shares held by The Vanguard Group affiliates and had shared voting power over 1,282,505 shares, shared dispositive power over 3,570,103 shares and sole dispositive power over 90,482,620 shares.
(11)
Based solely on a review of the Schedule 13G filed by BlackRock, Inc. with the SEC on January 25, 2024. As reported on the Schedule 13G, as of December 31, 2023, BlackRock, Inc. beneficially owned, in the aggregate, 64,137,817 shares held by BlackRock, Inc. affiliates and had sole voting power over 59,777,988 shares and sole dispositive power over 64,137,817 shares. We and our affiliates engage in ordinary course brokerage, asset management or other transactions or arrangements with BlackRock, Inc. and its affiliates. These transactions are negotiated on arm’s-length bases and contain customary terms and conditions. Affiliates of BlackRock, Inc. also provide investment management services for the company’s pension trusts, post-retirement benefit plan trusts, defined contribution master trust, and ESOP. The company and the company’s affiliates paid fees of about $1,275,000 in 2023 to BlackRock, Inc. and its affiliates. While BlackRock, Inc.’s affiliates’ engagement is unrelated to BlackRock, Inc.’s common stock ownership, these relationships were reviewed, pre-approved and ratified by the GNSC in compliance with the company’s related-party transaction policy.
(12)
Based solely on a review of the Schedule 13G/A filed by State Street Corporation with the SEC on January 29, 2024. As reported on the Schedule 13G/A, as of December 31, 2023, State Street Corporation beneficially owned, in the aggregate, 38,236,246 shares held by State Street affiliates and had shared voting power over 24,280,727 shares and shared dispositive power over 38,125,238 shares.

34 PPL CORPORATION 2024 Proxy Statement

TRANSACTIONS WITH RELATED PERSONS

The Board of Directors has adopted a written related-party transaction policy that reflects the process the Board uses to identify potential conflicts of interest arising out of financial transactions, arrangements or relations between PPL and any related persons. This policy applies to any transaction or series of transactions in which PPL Corporation or a subsidiary is a participant, the amount exceeds $120,000 and a “related person” has a direct or indirect material interest. A related person includes the company’s directors and executive officers, others related to them by certain family relationships, and shareowners who own more than 5% of any class of PPL Corporation’s voting securities. There are no related-party transactions to disclose regarding the company’s directors or executive officers. For information on certain transactions involving the company and its 5% shareowners, see “Stock Ownership” above.

Under the policy, the GNSC conducts a prior review of each related-party transaction, and any material amendment or modification to a related-party transaction, for potential conflicts of interest, and to either (i) approve (or ratify), and, to the extent applicable, provide ongoing GNSC oversight regarding such a transaction, or (ii) prohibit such a transaction if the GNSC determines it to be inconsistent with the interests of the company and its shareowners.

In connection with its review and approval or ratification of a related-party transaction, the GNSC or the Board, as applicable, will consider the relevant facts and circumstances, including:

•
the importance of the transaction both to PPL and to the related person;
•
whether the transaction would likely impair the judgment of a director or executive officer or his or her ability to act in the best interest of PPL, or the independence of a non-employee director;
•
whether the value and the terms of the transaction are substantially similar to transactions previously entered into by PPL with non-related persons, if any; and
•
any other matters that disinterested directors deem appropriate.

We collect information about potential related-party transactions in annual questionnaires completed by directors and executive officers. We also review any payments made by the company or its subsidiaries to each director and executive officer and their immediate family members, and payments made to or received from those companies that either employ a director or an immediate family member of any director or executive officer. In addition, we review any payments made by the company or its subsidiaries to, or any payments received by the company and its subsidiaries from, any shareowner who owns more than 5% of any class of PPL Corporation’s voting securities. The company’s Office of General Counsel determines whether a transaction requires review by the GNSC and transactions that fall within the definition of the policy are reported to the GNSC. The disinterested independent members of the GNSC or the Board, as applicable, review and consider the relevant facts and circumstances and determine whether to approve, prohibit or ratify the related-party transaction. The GNSC or the Board, as applicable, will prohibit a related-party transaction that it determines to be inconsistent with the interests of the company and its shareowners.

PPL CORPORATION 2024 Proxy Statement 35

EXECUTIVE COMPENSATION

PROPOSAL 2: ADVISORY VOTE TO APPROVE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

What are you voting on?	The Board of Directors is asking you to vote, in an advisory manner, to approve the 2023 compensation of our named executive officers, or NEOs, as described on pages 37-82.

The Board recommends a vote FOR this proposal, because it believes our compensation policies and practices are effective in achieving their objectives to:

•
Drive the executive team to produce superior, sustainable financial and operating results.
•
Support strategic initiatives that increase value for shareowners.
•
Align compensation effectively with short- and long-term shareowner interests.
•
Attract and retain talented and experienced individuals.

As required pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, our shareowners are being given the opportunity to vote to approve on an advisory, non-binding basis, the compensation of our NEOs. Our executive compensation program reflects the company’s ongoing commitment to pay for performance. Our NEOs’ compensation is aligned with the interests of shareowners and is linked to short- and long-term company performance. For 2023, we base annual cash incentives for NEOs on (1) corporate earnings per share from ongoing operations as adjusted for compensation purposes, or Corporate EPS, (2) Transition Services Agreement, or TSA, Execution, (3) corporate and business segment operational goals, and (4) individual performance. Beginning in 2022 and continuing in 2023, our performance-based long-term incentives awards were based upon (1) relative total shareowner return, or TSR, (2) corporate earnings growth, or EG, and (3) corporate environmental, social and governance metrics, or ESG. All of our goals align with our commitment to create long-term value for shareowners. In 2023, 86% of the CEO’s target compensation opportunity was “at-risk” and 72% was performance-based. For the CFO, 77% of target compensation was “at-risk,” while for the other NEOs, on average, 72% of target compensation was “at-risk.”

In considering your vote, you may wish to review the information on PPL’s compensation policies and decisions regarding the NEOs presented in the “Compensation Discussion and Analysis” and “Executive Compensation Tables” beginning on page 37, as well as the discussions regarding “Compensation Processes and Procedures” beginning on page 26, and “Pay Versus Performance” beginning on page 83.

The company currently holds advisory votes on an annual basis. Although the results of the vote are non-binding and advisory in nature, the Board values the opinions of our shareowners and will consider the outcome of the vote when making future decisions on the compensation of our NEOs and about our executive compensation program. In addition, the company is required at least once every six years to submit to shareowners the question of how frequently the company is required to seek shareowner approval of executive compensation. We currently expect the next shareowner vote on frequency will be held at the company’s 2029 annual meeting.

The Board of Directors recommends approval of the following resolution:

RESOLVED, that the compensation paid to the company’s named executive officers for 2023, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is approved.

Vote Required for Approval. The affirmative vote of a majority of the votes cast, in person or by proxy, by all shareowners voting as a single class, is required to approve the advisory vote on 2023 compensation of our NEOs.

Your Board of Directors recommends that you vote FOR Proposal 2.

36 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

PEOPLE AND COMPENSATION COMMITTEE REPORT

The People and Compensation Committee, or PCC, has reviewed the following Compensation Discussion and Analysis (CD&A) and discussed it with management.

Based on its review and discussions with management, the PCC recommended to the Board that the CD&A be incorporated by reference into the company’s Annual Report on Form 10-K for the year ended December 31, 2023 and included in this Proxy Statement.

People and Compensation Committee

Natica von Althann, Chair

Raja Rajamannar

Craig A. Rogerson

Phoebe A. Wood

COMPENSATION DISCUSSION AND ANALYSIS (CD&A)

TABLE OF CONTENTS FOR CD&A

PPL CORPORATION 2024 Proxy Statement 37

EXECUTIVE COMPENSATION

NAMED EXECUTIVE OFFICERS

For 2023, our named executive officers, or NEOs, were:

Named Executive Officer	Title
Vincent Sorgi	President and Chief Executive Officer (CEO)
Joseph P. Bergstein, Jr.	Executive Vice President and Chief Financial Officer (CFO)
Francis X. Sullivan(1)	Executive Vice President and Chief Operating Officer (COO)
Wendy E. Stark(2)	Executive Vice President, Chief Legal Officer (CLO), and Corporate Secretary
John R. Crockett III(3)	President, LG&E and KU Energy LLC (LKE)
Stephanie R. Raymond(4)	Former President, PPL Electric Utilities Corporation (PPL Electric)

(1)
Effective January 1, 2023, Mr. Sullivan was promoted to Executive Vice President and Chief Operating Officer (COO) from Vice President-Operations Performance.
(2)
Effective January 1, 2023, Ms. Stark’s title changed to Executive Vice President, CLO and Corporate Secretary from Senior Vice President, General Counsel, Corporate Secretary and CLO. Effective March 4, 2024, Ms. Stark's title changed to Executive Vice President-Utilities, CLO and Corporate Secretary.
(3)
Effective March 4, 2024, Mr. Crockett was named Chief Development Officer of the company, in addition to his role as President of LKE.
(4)
Ms. Raymond separated from the company on September 1, 2023.

The 2023 compensation of these NEOs is explained in the following sections and in the Executive Compensation Tables that follow this CD&A.

2023 PERFORMANCE ACHIEVEMENTS AND PAY ALIGNMENT

Overview of 2023 Performance

In 2023, we made significant progress in advancing our utilities of the future strategy to deliver safe, reliable, affordable and cleaner energy and create long-term value for our customers and shareowners. Included below are highlights of our 2023 performance to deliver long-term value for customers and shareowners.

Delivering on our Commitments

We established a de-risked and disciplined business plan that advances a safe, reliable, affordable and sustainable energy future while providing investors with an attractive return proposition. In executing this plan, we:

•
Delivered on our commitments to both customers and shareowners in 2023 despite over $100 million in mild weather and storm impacts, as well as challenging macroeconomic factors.
•
Achieved reported earnings of $1.00 per share and, adjusting for special items, ongoing earnings of $1.60 per share, or Corporate EPS, through our strong focus on operational efficiency and our outperformance in key areas.
•
Invested responsibly in the future for our customers and communities, completing $2.4 billion in infrastructure improvements on time and on budget.
•
Maintained one of the best credit profiles in our sector.
•
Exceeded our operation and maintenance (O&M) cost savings target of $50-$60 million, ultimately achieving $75 million in annual savings and keeping us on track to deliver at least $175 million in annual savings by 2026.

Creating Utilities of the Future

As we delivered on commitments, we also continued to expand the use of data and technology across PPL to optimize asset planning, improve decision-making and deliver better outcomes for customers. Combined with our industry-leading use of smart grid technology, automation and data analytics, we are laying the foundation for a smarter, more resilient, more reliable and more dynamic energy grid.

As we pushed forward with our utility of the future strategy in 2023, we received unanimous approval from the Rhode Island Public Utilities Commission to deploy advanced metering functionality for our Rhode Island Energy (RIE) customers. We currently operate advanced metering functionality in Pennsylvania and are in midst of a systemwide deployment in Kentucky. With the completion of these full deployments, we’ll operate next-generation digital meters across all areas we serve.

38 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

In other 2023 highlights, PPL Electric and RIE were selected by the U.S. Department of Energy to receive up to $100 million in federal funding, combined, through the Bipartisan Infrastructure Law for grid modernization projects.

Our ongoing investments in system hardening, technology and automation continue to deliver outstanding results for customers, with each of our utilities achieving top-quartile reliability in 2023.

Advancing a Clean Energy Transition

In 2023, we also continued to advance our clean energy strategy, focused on decarbonizing our Kentucky generation fleet while maintaining reliability and affordability for our customers, positioning the grid as an enabler of clean energy resources, driving energy efficiency and demand-side management programs, investing in research and development, and decarbonizing our non-generation operations.

We achieved a constructive and unanimous decision from the Kentucky Public Service Commission (Commission) on our generation investment plans in Kentucky that will allow us to continue serving our customers safely and reliably while supporting economic development. The Commission authorized Louisville Gas and Electric Company (LG&E) and Kentucky Utilities Company (KU) to retire 600 megawatts (MW) of aging coal generation and more than 50 MWs of aging peaking units by 2027. The Commission approved LG&E and KU adding an approximately 640 MW combined-cycle natural gas plant and more than 1,000 MW of solar and energy storage.

RIE issued a request for proposals to secure up to 1,200 megawatts of offshore wind. This is in addition to RIE's agreement for a 400MW offshore wind project referred to as Revolution Wind Farm, which could begin electricity production in 2026.

We continued to collaborate with more than 30 industry and academic partners on more than 150 research and development projects. These ongoing projects range from accelerating low-carbon energy technologies to strengthening network resiliency and building the grid of the future.

As a result of our strong focus on research and development (R&D) in 2023, PPL and its research partners were recently selected for a $72 million award by the U.S. Department of Energy Office of Clean Energy Demonstrations to help fund a ground-breaking carbon capture R&D project expected to cost in excess of $100 million. The project will include LG&E and KU hosting a new carbon capture system at the Cane Run 7 natural gas combined-cycle generating station in Louisville, Kentucky.

Driving Operational Efficiencies and Long-term Value

We provided electricity and natural gas safely and reliably to our more than 3.5 million customers, including top-quartile reliability across PPL, despite increased storm frequency and severity, and generation reliability in Kentucky that was among the nation’s best.

In addition, we continued to provide a smooth and seamless transition to PPL management for our RIE customers, completing all planned integration milestones for 2023 and keeping us on pace to end in 2024 our remaining transition services currently provided by National Grid.

As noted above, we exceeded our annual O&M savings target for 2023 through our strong, enterprise-wide focus on technology and business transformation, achieving $75 million in savings from our 2021 baseline. This reinforces our strong focus on affordability for customers as we invest in a cleaner energy future.

These achievements are a direct result of our laser focus on execution, our disciplined investment strategy and our ability to adjust when challenges arise.

Leading with Integrity and Passion

As always, PPL continued to adhere to strong ethical values in everything we do and focused on efforts that strengthen the communities we serve and foster a workplace where individuals are valued and respected.

We reframed our company values and took additional steps to further align our organizational structure to deliver on our vision to be the best utility company in the U.S.

We continued to make progress in creating a more diverse and inclusive workplace. We filled nearly 1,200 positions last year, of which 34% are women and 18% are minority individuals.

We remained deeply engaged within the communities we serve. Our employees, together with matching grants from the affiliated PPL Foundation and LG&E and KU Foundation, contributed an aggregate of $14 million to support community programs and organizations that improve lives.

In addition to financially supporting our communities, employees also generously volunteer their time and talents. More than 400 employees volunteered their time with more than 30 local nonprofits during our United Way Day of Caring, and many employees volunteer year-round with organizations in their local communities.

PPL CORPORATION 2024 Proxy Statement 39

EXECUTIVE COMPENSATION

How We Align PPL’s Compensation Program with Performance

We align our compensation program with corporate strategy through several types of performance-related incentives.

Annual cash incentives for NEOs are based upon (1) corporate earnings per share from ongoing operations as adjusted for compensation purposes, or Corporate EPS, (2) Transition Services Agreement, or TSA, Execution, (3) corporate and business segment operational goals, and (4) individual performance. Beginning in 2022 and continuing in 2023, our performance-based long-term incentives awards were based upon (1) relative total shareowner return, or TSR, (2) corporate earnings growth, or EG, and (3) corporate environmental, social and governance metrics, or ESG. All of our goals align with our commitment to create long-term value for shareowners.

The selection of measures is given careful consideration, with a view to both short-term and longer-term strategic goals, while focusing on areas most within management’s control. Our annual cash incentive awards measure performance based upon achievement of select financial and operational goals. Earnings are central to our business strategy and a primary focus of the investment community. Corporate EPS performance measures have historically been central to the annual compensation program for our NEOs. TSA Execution goals were added to focus the organization on successfully integrating applications that would allow us to end services provided under the TSA on time and on budget, which is critical for PPL to optimize centralization efforts. Successful completion of these efforts will benefit customers across the organization, as well as help us meet our financial goals and regulatory obligations. For 2023, all NEOs were also compensated based on achievement of operational goals at each business segment as well as individual contributions towards the company’s focus in the areas of safety; diversity, equity and inclusion; employee engagement; environmental stewardship; and the modeling of the company’s corporate values.

Our equity-based awards use relative TSR, EG and ESG metrics to further align executives’ interests with the long-term interests of shareowners. The TSR metric provides a comparison of our three-year TSR performance relative to the companies in the PHLX Utility Sector Index (UTY). The EG metric measures the change in the company’s ongoing earnings over the three-year performance period. The ESG metrics measure three priority ESG measures tied to climate-related performance over the three-year performance period. This approach provides a robust assessment of multiple aspects of our performance and how the market is responding to our current and prospective operational performance in comparison to our peers, which is correlated to market performance.

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EXECUTIVE COMPENSATION

Although virtually all PPL operations are fully regulated, the company operates in multiple regulatory environments that vary significantly by region. To align our NEOs’ actions with the company’s overall goals, NEO performance objectives are focused on enterprise-wide metrics that measure the financial and operational performance of PPL, as well as operational metrics for its largest business segments during 2023. This provides direct alignment to our goal of increasing shareowner value.

	How We Define It	Where We Use It
Corporate EPS

•
PPL Corporation earnings per share from ongoing operations

•
Corporate EPS is adjusted for compensation purposes to reflect impacts of merger, acquisition and disposition activity, if any; and regulatory agreements that are economically net neutral

•
See Annex A for a reconciliation of financial measures presented in accordance with GAAP to non-GAAP measures used for compensation

• Portion of Annual Cash Incentive

TSA Execution Goals
•
Transition Service Agreement Execution goals which include the successful, on-budget integration of five critical applications that then allow for PPL to end services under the TSA with National Grid.

• Portion of Annual Cash Incentive

Corporate Operational Goals	• Operational goals of LKE, PPL Electric and RIE weighted for each business segment (see page 49 for a description of the goals and the respective weighting)	• Portion of Annual Cash Incentive

Business Segment Operational Goals	• Operational goals for each of LKE, PPL Electric and RIE (see page 49 for a description of the goals for each business segment)	• Portion of Annual Cash Incentive

Individual Performance
•
Individual performance goals for each NEO based upon results and personal leadership in the areas of (i) safety, (ii) diversity, equity and inclusion, (iii) employee engagement, (iv) environmental stewardship, and (v) the modeling of PPL corporate values

• Portion of Annual Cash Incentive

TSR
•
Total shareowner return, which is a combination of share price appreciation and accrued dividends measured over the three-year performance period

•
Performance assessed relative to companies in the UTY

• Performance Units • Portion of long-term incentive, or LTI, compensation

EG
•
Corporate earnings growth, which is the compound annual growth rate of ongoing earnings over the three-year performance period. For 2023, the baseline was the mid-point of the ongoing earnings forecast range.

• Performance Units • Portion of LTI compensation

ESG	• Three priority corporate environmental, social and governance metrics focused on climate-related performance measures over the three-year performance period	• Performance Units • Portion of LTI compensation

Further information about the targets that apply to specific awards for each NEO is set out in “2023 Named Executive Officer Compensation” beginning on page 46 of this CD&A.

A substantial portion of NEO compensation is delivered in the form of equity, and our senior executives are subject to Executive Equity Ownership Guidelines as described on page 60. These practices directly align our compensation structure with our performance by linking NEO compensation to share price appreciation and sustainable long-term shareowner value creation.

PPL CORPORATION 2024 Proxy Statement 41

EXECUTIVE COMPENSATION

Changes to the Compensation Program for 2023 and 2024

•
Following the acquisition of RIE, the PCC approved the Corporate TSA Execution Goals, new in 2023, to ensure the organization is focused on successful, on-budget integration of five critical applications that then allow for PPL to end services under the TSA with National Grid.
•
Following discussion with shareowners, for 2024, the PCC reviewed and identified a compensation peer group consisting of 16 publicly-traded utility companies that are comparably sized and operationally similar to PPL. This new formal compensation peer group will be used in the compensation benchmarking phase of our program as a formal market reference point in making compensation based decisions.
•
For our 2024 performance-based TSR awards, the relative performance peer group was changed from the UTY to match the newly adopted compensation peer group, which is comprised of other companies we believe investors view as market competitors.

2023 Pay and Performance

•
Annual cash incentive award payouts were approximately 134% of target.
•
2021-2023 equity performance awards, with 50% TSR-based and 50% ROE-based, were paid out at approximately 132.5% of target in the aggregate.
•
TSR-based performance units, which comprised 40% of the total LTI grants made to our NEOs in 2021, paid out at 100% of target for the 2021-2023 performance period.
•
ROE-based performance units, which comprised 40% of the total LTI grants made to our NEOs in 2021, paid out at 165% of target for the one-year performance period of January 1 through December 31, 2021, following the three-year restriction period.

We provide further details of these matters throughout this CD&A and particularly in “2023 Named Executive Officer Compensation” beginning on page 46.

2023 Say-on-Pay Advisory Vote and Shareowner Engagement

In response to shareowner feedback, for the first time in 2022 and continuing in 2023, our long-term incentives included awards based on EG and ESG metrics. The PCC also considered the results of the last shareowner advisory vote on executive compensation, as well as market review and benchmarking by FW Cook, when reviewing potential changes to PPL’s executive compensation program. PPL received approval of over 96% of the shares voted in support of the compensation of our NEOs in response to our say-on-pay proposal at the company’s 2023 Annual Meeting.

During our annual engagement efforts in the fall of 2023, we discussed our clean energy strategy, our compensation program and our corporate governance practices with a number of our shareowners. See “Shareowner Engagement” beginning on page 21 for annual outreach efforts. Of note, our shareowners indicated that disclosing a compensation peer group would provide additional clarity. The responses were favorable, including support for long-term incentives based on EG and ESG metrics.

In consideration of the shareowner feedback, the PCC identified a compensation peer group for the 2024 compensation program and otherwise determined that our executive compensation philosophy, compensation objectives and program design remain appropriate. Otherwise, the PCC decided not to make significant changes to the core design of our program for 2024.

42 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

OVERVIEW OF PPL’S EXECUTIVE COMPENSATION PROGRAM FRAMEWORK

Our executive compensation program reflects PPL’s ongoing commitment to pay-for-performance, with executive compensation aligned to shareowner interests and linked to short- and long-term company performance.

Aligning Employees and Compensation Strategies with Our Corporate Strategic Framework

PPL’s corporate strategic framework provides the basis for determining annual and longer-term performance goals and objectives under our executive compensation program.

The performance goals that PPL has established reinforce the core features of our operational mission to provide safe, affordable, reliable, sustainable energy to our customers, as well as our enhanced focus on advancing the clean energy transition. If we are effective in these areas, our underlying performance should increase shareowner value. Our executive compensation program is structured to reward our executives for performance toward these goals.

Elements of NEO Compensation

The executive compensation program is composed of three key elements — base salary, an annual cash incentive and long-term equity incentives — which make up total direct compensation.

Compensation Element	Purpose	Features	Performance Measures and Time Horizon

Base Salary	To reward sustained performance, experience, value in the market and to PPL, and individual skills, knowledge and behaviors	• PCC applies judgment in setting annual salary to reflect performance, experience and responsibility, and considers market data	• Review annually individual performance and market position

Annual Cash Incentive	To motivate and reward corporate performance over the short term

•  Paid in cash

•  Combination of corporate financial performance, TSA Execution, corporate and business segment operational performance, and individual performance

•  Capped at two times target payout for top performance

• Financial measures, or Corporate EPS, TSA Execution goals, business segment operational goals, and individual goals • One-year performance period

PPL CORPORATION 2024 Proxy Statement 43

EXECUTIVE COMPENSATION

Compensation Element	Purpose	Features	Performance Measures and Time Horizon
Long-term Equity Incentives

Performance Units Based on TSR, EG and ESG	To align shareowner and executive interests and to drive sustainable growth over the long term

•  Vests between 0% and 200% of target payout, subject to certification of performance at the end of the three-year performance period

•  Payable in shares of PPL common stock

•  Dividends accrue quarterly in the form of additional performance units, and vest according to the applicable level of achievement of the performance goal, if any

•  Represents 80% of the total long-term equity incentive opportunity

•  50% relative TSR, using the UTY over the defined performance period

•  25% EG, based on the change in the company’s ongoing earnings over the defined performance period

•  25% ESG metrics, with a focus on climate-related performance over the defined performance period

•  Three-year performance period

Restricted Stock Units	To align shareowner and executive interests while rewarding and encouraging retention

•  Payable in shares of PPL common stock

•  Dividends accrue quarterly in the form of additional restricted stock units, but are not paid unless and until underlying award vests

•  Represents 20% of the total long-term equity incentive opportunity

• Time based • Restricted for three years following grant

In addition, the NEOs receive modest perquisites, such as executive physicals, financial planning, tax preparation services and matching charitable contributions, as well as certain retirement benefits. Executive officers may also receive periodic residential security system upgrades, relocation benefits, certain retirement benefits, company car, and tickets to local sporting and entertainment events. For additional information, see “Other Elements of Compensation” section beginning on page 56.

The PPL compensation framework places a heavy emphasis on performance-based pay through the use of annual and long-term performance-based compensation elements. In 2023, 86% of the CEO’s target compensation opportunity was “at-risk” and 72% was performance-based. For the CFO, 77% of target compensation was “at-risk,” for the other NEOs, on average, 72% of target compensation was “at-risk.”

44 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

The following charts illustrate the 2023 elements of compensation divided among base salary, target annual cash incentive and target long-term incentive opportunity.

Elements of Compensation as a Percentage of Target Total Direct Compensation — 2023(1)

(1)
Based on target compensation as a percentage of target total direct compensation for performance as of December 31, 2023.
(2)
Includes Mr. Sullivan, Ms. Stark and Mr. Crockett. Excludes Ms. Raymond who separated from the company in September 2023.
(3)
At-Risk Compensation includes target short-term incentive and all long-term equity awards.
(4)
Performance-Based Compensation includes target short-term incentive and performance-based equity awards.

Process for Setting Executive Compensation

As part of its duties, there are a number of activities the PCC undertakes each year in reviewing the operation and effectiveness of the executive compensation program.

Use of Market Data

The PCC uses market compensation data from the Willis Towers Watson General Industry Executive Compensation Survey as one of several criteria when reviewing individual NEO compensation levels. The survey data provide a large sample size resulting in more consistent and reliable market comparisons. Although the survey participants can vary slightly from year to year, the large nature of the sample size minimizes the risk that this change could distort general market trends. The market data are adjusted to appropriately reflect our size.

The PCC also uses information on compensation practices from an informal group of industry companies, which includes public utilities with revenue, market capitalization and enterprise value that are generally between one-half to two times those of PPL. For 2024, the PCC adopted a formal compensation peer group.

PPL CORPORATION 2024 Proxy Statement 45

EXECUTIVE COMPENSATION

For additional insight into executive compensation practices, the PCC directed FW Cook, to conduct an executive market assessment and present market findings to the PCC. When determining 2023 compensation for our NEOs, the PCC considered these compensation data points.

Establishing Performance Targets

Each year, the PCC reviews and sets the performance targets that apply to incentive awards. This process is particularly important in seeking to ensure alignment between pay and performance over short- and long-term periods. Incentive targets are aligned with annual business plans and budgets. The PCC sets goals that it deems to be rigorous but attainable with strong performance.

In setting the PPL Corporate EPS performance target for compensation purposes for 2023, the PCC reviewed comprehensive data and systematically assessed PPL’s targets by considering the following:

•
PPL’s historical performance,
•
Historical performance within the industry, and
•
PPL’s earnings forecasts for the coming year.

In setting the targets for the business segments, the PCC considers historical business segment performance and segment business plans that support PPL’s earnings forecasts for the coming year, as well as key operational metrics to support our mission of providing safe, affordable, reliable, sustainable energy to our customers and competitive, long-term returns to our shareowners. This information is used to set goals that are considered challenging and competitive within the industry. The targets for the 2023 awards were reviewed during the first quarter of 2023 and are summarized in the following sections.

2023 NAMED EXECUTIVE OFFICER COMPENSATION

Base Salary

Each year, the PCC reviews base salary in the context of responsibilities, experience, value in the market and to PPL, sustained individual performance and internal parity to determine whether an executive’s base salary will be increased. In reaching a decision, the PCC reviews market compensation data and whether each executive’s current salary is competitive and commensurate with their performance, skills and experience.

In 2023, the PCC approved base salary increases of 3% effective January 1, 2023 for each NEO, except Mr. Sullivan who was promoted to COO as of January 1, 2023. The table below reflects base salary increases during the year.

Name	2022 Year-End Salary	2023 Salary	% Change
Vince Sorgi	$1,166,990	$1,202,000	3.0%
Joe Bergstein	651,475	671,019	3.0%
Fran Sullivan	—	620,000	—
Wendy Stark	551,250	567,788	3.0%
John Crockett	489,250	503,928	3.0%
Steph Raymond	453,200	466,796	3.0%

Individual base salaries for each of the NEOs were generally adjusted to bring salaries in line with market and maintain market competitiveness aligned with their performance, skills and experience in their positions.

46 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

2023 Annual Cash Incentive Awards

The annual cash incentive awards measure and reward performance against the company’s financial and operational goals for the year and the individual contributions towards the achievement of those goals. The company's financial performance must meet a minimum financial performance level for any NEO annual cash incentive payouts to occur. No annual cash incentive award would have been made to NEOs for 2023 if Corporate EPS had been below a funding gate of $1.48 regardless of achievement levels attained for the other measures. The measures used to assess management’s success in executing the company’s strategy and initiatives were (1) Corporate EPS, (2) TSA Execution, (3) corporate operational goals that include all three business segments weighted for their relative forecasted contribution to EPS, (4) business segment operational goals (if applicable), and (5) individual performance. These measures align with our goals of increasing shareowner value and were set and communicated to the NEOs in the first quarter of 2023.

In summary, the performance measures for 2023 were as follows:

2023 PPL Cash Incentive Goal Weighting
	Corporate Financial	TSA	Operational Performance		Individual
Name(1)	Performance (EPS)	Execution	Corporate	Business Segment	Performance
Vince Sorgi	65%	15%	10%	—	10%
Joe Bergstein	65%	15%	10%	—	10%
Fran Sullivan	65%	15%	10%	—	10%
Wendy Stark	65%	15%	10%	—	10%
John Crockett	55%	15%	10%	10%	10%

(1)
Per her Separation Agreement, Ms. Raymond received a cash payment at target in lieu of her annual cash incentive award. For additional information, please see below under "Separation Agreement for Ms. Raymond" on page 62.

PPL CORPORATION 2024 Proxy Statement 47

EXECUTIVE COMPENSATION

2023 PPL Corporate Financial Performance

Corporate EPS

For compensation purposes, annual cash incentive awards are based, in part, on PPL Corporation earnings per share from ongoing operations as adjusted for compensation purposes, to reflect impacts of merger, acquisition and disposition activity, if any, and regulatory agreements that are economically net neutral (see Annex A for a description of the adjustments).

In January 2023, the PCC approved an EPS target of $1.58. The actual Corporate EPS for 2023 was $1.60, which was above the target performance level.

200%
150%
100%
50%
0%
Percentage of Target Incentive Earned
116.67%
$1.60
50%
100%
150%
200%
$1.45
$1.50
$1.55
$1.60
$1.65
$1.70
EPS Goal

The percent of target opportunity earned in relation to PPL’s Corporate EPS goal was 116.67% of target.

No payout for the corporate financial goal would have been made to NEOs for 2023 if Corporate EPS had been below the 50% threshold goal of $1.52.

No annual cash incentive award would have been made to NEOs for 2023 if Corporate EPS had been below the funding gate of $1.48.

Corporate TSA Execution Goal Performance

2023 Corporate TSA Execution Goal
Goal Summary Statement	Target	Actual Results	Attainment Score	Goal Weight	Goal Score	Adjusted Goal Score
IT Critical TSA Application Go-Live	3 of 5 by December 2023	5 of 5 by October 2023	200.00%	50%	100.00%
Total TSA Budget (millions)	$72.00	$56.00	200.00%	50%	100.00%
Total Corporate TSA Execution Attainment					200%	175%

Upon PPL's acquisition of RIE in 2022, RIE entered into a transition services agreement, or TSA, with the seller National Grid U.S. and its affiliate (National Grid) pursuant to which National Grid has agreed to provide certain transition services while PPL completes several phases of system and operations integration. The TSA was entered for an initial two-year term and certain aspects have been extended to the third quarter of 2024. The full integration of RIE and successful exit from the services provided under the TSA is a priority for the company. In 2023, new TSA

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Execution goals were added to the annual cash incentive plan to help focus the organization on the successful and on-budget transition of five important applications by December 31, 2023 that were critical to the successful and timely integration of RIE into the PPL structure and the termination of services under the TSA. The company performed extremely well on the time and budget metrics, with the successful, under-budget integration of all five applications by October 2023, earlier than the target date of December 2023, resulting in maximum attainment for these metrics. However, due to other challenges related to the TSA, the PCC exercised negative discretion to reduce the payout to a 175% adjusted attainment.

Corporate Operational Goal Performance

2023 PPL Operational Performance
Goal Summary Statement	Target	Actual Results	Attainment Score	Goal Weight	Goal Score	Adjusted Goal Score(1)	Corporate Weight	Corporate Goal Score
LKE
Achieve J.D. Power Residential Electric Customer Satisfaction targeted rating	Mid 2nd Quartile Nationally 718.7	719.05	101.88%	30%	30.56%
Achieve the reliability non-storm System Average Interruption Frequency Index (SAIFI) goal target(2)	0.810	0.700	190.91%	30%	57.27%
Achieve Equivalent Forced Outage Rate (EFOR) goal target(2)	2.50%	1.64%	186.00%	10%	18.60%
Achieve Equivalent Availability Factor (EAF) goal target	86.30%	87.71%	133.57%	10%	13.36%
Achieve Gas Leak Response Time goal target - On-Hours (No Payout if any significant event occurs)(2)	35.50	30.60	200.00%	10%	20.00%
Achieve Gas Leak Response Time goal target - Off-Hours (No Payout if any significant event occurs)(2)	32.70	31.40	181.25%	10%	18.13%
Total Operational Performance for LKE					157.92%	150.02%	44%	66.01%
PPL Electric
Achieve J.D. Power Residential Electric Customer Satisfaction targeted rating	1st Quartile Nationally 728.9	714.85	63.80%	40%	25.52%
Achieve the reliability non-storm System Average Interruption Frequency Index (SAIFI) goal target(2)	0.700	0.642	168.93%	60%	101.36%
Total Operational Performance for PPL Electric					126.88%	120.53%	45%	54.24%
RIE
Achieve J.D. Power Residential Electric Customer Satisfaction targeted rating	Average 4th Quartile Nationally 656.6	661.77	121.19%	20%	24.24%
Achieve the reliability non-storm System Average Interruption Frequency Index (SAIFI) goal target(2)	0.880	0.669	200.00%	40%	80.00%
Achieve Gas Leak Response Time goal target - On-Hours (No Payout if any significant event occurs)(2)	92.00%	97.80%	200.00%	20%	40.00%
Achieve Gas Leak Response Time goal target - Off-Hours (No Payout if any significant event occurs)(2)	94.40%	98.50%	200.00%	20%	40.00%
Total Operational Performance for RIE					184.24%	175.03%	11%	19.25%
Total Weighted Corporate Operational Performance							100%	139.50%

(1) The PCC exercised negative discretion to reduce each business segment's total operational goal score by 5%, such that they received 95% of the actual goal attainment, as shown in the Adjusted Goal Score column. This reduction was made to recognize challenges related to contractor safety, customer service and operational integration.

(2) For these measures, a lower actual result is better.

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Customer Satisfaction

The Customer Satisfaction goal for each business segment is measured by J.D. Power Residential Satisfaction Survey. J.D. Power provides a standardized scoring and methodology for comparison across business segments. The focus is on electric residential to ensure consistency across dissimilar mixes of customer bases. Positional scores (average in region, quartiles, etc.) utilize raw utility scores and do not use the J.D. Power weighted methodology.

LKE’s Customer Satisfaction achievement was slightly above target, resulting in a payout of this measure at 101.88%.

PPL Electric’s Customer Satisfaction achievement was below target resulting in a payout of this measure at 63.8%. Customer satisfaction was negatively affected due to a customer billing issue in late 2022, which was resolved in 2023.

RIE’s Customer Satisfaction achievement was above target resulting in a payout of this measure at 121.19%.

Customer Satisfaction Payout as a % of Target

LKE
101.88%
PPL Electric
63.80%
RIE
121.19%

Reliability - SAIFI

The primary electric reliability goal for each business segment is measured by non-storm System Average Interruption Frequency Index, or SAIFI. Each non-storm SAIFI target is based on an industry-recognized metric used to measure reliability by electric utilities. The metric measures the average number of interruptions per customer, based on standards set by the Institute of Electrical and Electronics Engineers (IEEE), with the objective of achieving the lowest possible actual result. The annual target is set based on previous performance and current management expectations.

Reliability - SAIFI Payout as a % of Target

LKE
190.91%
PPL
Electric
168.93%
RIE
200.00%

All three business segments delivered very strong, first quartile reliability in 2023, resulting in achievement well above target. In RIE’s first full year under PPL ownership, its SAIFI performance was its best on record. LG&E and KU also delivered their best reliability on record despite a record number of storms. This resulted in payout of this measure at 190.91%, 168.93% and 200% respectively for LKE, PPL Electric and RIE.

Reliability – EFOR / EAF

LKE’s EFOR is the measurement of the percent of steam generation not available due to forced outages or reduction in generation output, with the objective of achieving the lowest possible actual result. Targets are set using historical regional results to drive optimal business performance. LKE’s exceptional performance resulted in a payout of 186% for this measure.

LKE’s EAF measures the ratio of a given period in which a generating unit is available without any outages or reductions in capacity. It is calculated by summing the available capacity of a unit on an hour-by-hour basis and comparing that sum to its rated capacity. LKE performed exceptionally well, resulting in a payout of this measure at 133.57%.

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Public Safety – Gas Leak Response Time

For our business segments with gas operations, LKE and RIE, the gas leak response time metrics measure the utility’s response to the potential hazard of a gas leak, which is critical to public safety. For LKE, this metric is a measurement of the average response time, in minutes, for on-hours and off-hours. For RIE, this metric is a measurement of the total leak response success rate, defined as arriving at the affected locations within thirty minutes on-hours and within forty-five minutes off-hours. Annual targets were set based upon previous performance, current management expectations and regulatory mandated performance. If any significant event would have occurred in 2023, there would have been no payout on this portion of the operational goals.

Gas Leak Response Time Payout as a % of Target
LKE On-Hours
200%
LKE Off-Hours
181.25%
RIE On-Hours
200%
RIE Off-Hours
200%

LKE achieved a gas leak response time attainment above target for both on-hours and off-hours, resulting in a payout of 200% for on-hours and 181.25% for off-hours.

RIE achieved above maximum performance for both on-hours and off-hours gas leak response time, resulting in a maximum payout of 200% for both measures. RIE has stringent regulatory requirements for gas leak response at 93.0% responded to within 30 minutes on-hours and 94.4% within 45 minutes off-hours for 2023. The company’s actual results were above these regulatory requirements at 97.8% and 98.5% on-time response for on-hours and off-hours, respectively.

Final Operational Goal Attainment

For 2023, the PCC exercised negative discretion to reduce each business segment's total operational goal score by 5%, resulting in a final payout of 95% of the actual goal attainment. This reduction was made to recognize challenges related to contractor safety, customer service and operational integration. The final weighted attainment, including this adjustment, resulted in a business segment operational goal attainment of 150.02% for LKE, 120.53% for PPL Electric and 175.03% for RIE. The consolidated Corporate operational goal attainment, weighted for each business segment based upon expected contribution towards EPS in the approved Business Plan, was 139.50%.

Operational Goal Payout as a % of Target
LKE
150.02%
PPL Electric
120.53%
RIE
175.03%
Corporate
139.50%

Safety at PPL

PPL is committed to the health, safety and welfare of its employees and of those with whom we do business. Because safety is an integral part of our values and culture, beginning in 2021 "leadership in safety" was included as a component of the individual performance portion of annual cash incentive awards for NEOs. As recommended by OSHA, the "leadership in safety" portion of cash incentive awards was not based on OSHA recordable injury rate, which could inhibit reporting of injuries. Additionally, in the event of an employee fatality, the PCC may exercise negative discretion as to cash incentive payouts.

Individual Performance

NEOs have an individual goals portion of the annual cash incentive awards weighted at 10% of the total annual incentive. Goal achievement was assessed by the PCC in January following the performance year, based on results and personal leadership in the areas of safety; diversity, equity and inclusion; employee engagement; environmental stewardship; and the modeling of PPL corporate values. Consistent with other goals, individual performance was assessed using a scale of 0-200% of target. The evaluation was holistic and considered, in part, absolute and relative performance, improvement or decline during the performance period and headwinds/tailwinds experienced.

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•
Mr. Sorgi achieved performance of 180% of target. The PCC recognized his outstanding leadership in executing PPL’s strategic repositioning post-purchase of RIE and roll out of the OnePPL philosophy, and his continued commitment to advancing the operations, financial strength and culture of the organization.
•
Mr. Bergstein achieved performance of 180% of target. The PCC recognized his achievements in modeling PPL corporate values and his significant contributions to PPL’s strategic repositioning post-purchase of RIE, leading significant components of the acquisition’s integration, and successfully establishing the company’s integrated business plan and transformation management office.
•
Mr. Sullivan achieved performance of 180% of target. The PCC recognized his achievements in maintaining health and safety as a critical corporate priority, successfully establishing a centralized safety function in line with the OnePPL philosophy, his contributions in advancing the strategic repositioning of PPL and his direct leadership over the post-integration planning activities related to the RIE acquisition, including support for PPL's initiative to end services provided under the TSA.
•
Ms. Stark achieved performance of 180% of target. The PCC recognized her achievements in modeling PPL corporate values and her significant contribution to PPL’s strategic repositioning post-purchase of RIE, her direct leadership over the regulatory and approval processes including the support PPL received for a substantial portion of LG&E's and KU's generation replacement plan, overseeing the litigation settlement with Talen Energy Corporation related to the company's 2014 sale of hydroelectric facilities in Montana, and successfully integrating the entire legal function yielding both efficiencies as well as cost savings.
•
Mr. Crockett achieved performance of 150% of target. The PCC recognized his contributions toward the regulatory approval PPL received for a substantial portion of LG&E's and KU's generation replacement plan, while fostering DEI as a critical part of the company culture, supporting strong corporate values, and strong leadership developing and advancing the company’s clean energy transition strategy.

Individual Annual Cash Incentive Awards for 2023 Performance

The following annual incentive awards were approved by the PCC for 2023 performance. As discussed further below under "Separation Agreement for Ms. Raymond" on page 62, Ms. Raymond received a cash payment at target in lieu of her annual cash incentive award.

	Weight x Goal Results
Name	Corporate Financial	TSA	Operational Performance		Individual	2023 Earned
	Performance	Execution	Corporate	Business Segment	Performance	Award
Vince Sorgi	65% x 116.67%	15% x 175%	10% x 139.50%	—	10% x 180%	134.03%
Joe Bergstein	65% x 116.67%	15% x 175%	10% x 139.50%	—	10% x 180%	134.03%
Fran Sullivan	65% x 116.67%	15% x 175%	10% x 139.50%	—	10% x 180%	134.03%
Wendy Stark	65% x 116.67%	15% x 175%	10% x 139.50%	—	10% x 180%	134.03%
John Crockett	55% x 116.67%	15% x 175%	10% x 139.50%	10% x 150.02%	10% x 150%	134.37%

This resulted in the following approved annual cash incentive awards:

Name	2023 Base Salary	Target Opportunity (% of Base Salary)	2023 Earned Award	2023 Annual Cash Incentive Award
Vince Sorgi	$1,202,000	125%	134.03%	$2,013,800
Joe Bergstein	671,019	80%	134.03%	719,494
Fran Sullivan	620,000	80%	134.03%	664,789
Wendy Stark	567,788	80%	134.03%	608,804
John Crockett	503,928	70%	134.37%	473,989
Steph Raymond	466,796	70%	100.00%	326,757

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2023 Long-term Equity Incentive Award Grants

The purpose of the long-term incentive program is to align our executives’ interests with those of shareowners by providing long-term equity incentives that are earned based on company performance. This goal is achieved through two distinct equity awards — performance units and restricted stock units. Performance units tie compensation to the financial performance, share price of PPL and corporate strategy based on TSR, EG and ESG performance measured over a three-year performance period. Restricted stock units align shareowner and executive interests while rewarding and encouraging retention.

Total LTI Target Opportunity (% of Base Salary)
Name	2023 LTI Grant(1)	20% Restricted Stock Units	40% Performance Units (Based on TSR)	20% Performance Units (Based on EG)	20% Performance Units (Based on ESG)
Vince Sorgi	500%	100%	200%	100%	100%
Joe Bergstein	275%	55%	110%	55%	55%
Fran Sullivan	200%	40%	80%	40%	40%
Wendy Stark	225%	45%	90%	45%	45%
John Crockett	160%	32%	64%	32%	32%
Steph Raymond	165%	33%	66%	33%	33%
(1)
Actual 2023 LTI Grants were made in consideration of the NEO's individual target as well as 2022 performance contributions.

The PCC customarily grants the annual long-term incentive awards at its regularly scheduled January meeting. Consistent with our compensation program, off-cycle awards may be made from time-to-time, for example, on the date of hire, appointment or promotion of an executive officer. No off-cycle awards were made in 2023.

2023 Restricted Stock Unit Grants (20% of Total LTI)

Restricted stock units are PPL stock-equivalent units representing a future delivery of a specified number of shares of PPL common stock at the end of three years. The value of the shares that may ultimately vest may be greater than or less than the targeted value, depending on future increases or decreases in PPL’s common stock share price.

Restricted Stock Unit Awards Granted in 2023(1)
Name	2023 Base Salary	Target (% of Salary)	Target Value	Units Granted(2)
Vince Sorgi	$1,202,000	100%	$1,202,000	40,996
Joe Bergstein	671,019	55%	369,060	12,588
Fran Sullivan	620,000	40%	248,000	8,459
Wendy Stark	567,788	45%	255,505	8,715
John Crockett	503,928	32%	161,257	5,500
Steph Raymond	466,796	33%	154,043	5,254

(1)
Number of restricted stock units granted is the award value divided by the closing price of PPL common stock on the date of approval or, if later, the effective date (January 20, 2023, $29.32). All NEOs were awarded grants on January 20, 2023.
(2)
The number of units is rounded up to the nearest full unit.

2023 Performance Unit Award Grants (80% of Total LTI)

The performance units awarded in 2023 were designed to align the interests of our NEOs with those of our shareowners by directly linking NEO pay with sustained long-term company performance over a designated performance period. Performance units granted in 2023 were calculated based on 2023 salary.

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Target award values are established at the start of the year, and the actual number of shares that an NEO receives is contingent on PPL’s TSR performance relative to the companies in the UTY, the company’s EG performance and three primary ESG metrics, as follows.

Performance Units – TSR (50% of the performance units granted)

TSR combines the impact of share price movement and reinvested dividends during the three-year performance period from January 1, 2023 to December 31, 2025.

The PCC determined that, for the TSR awards granted in 2023, the UTY is an appropriate TSR industry group for PPL. The UTY is a market capitalization-weighted index of 20 geographically diverse, North American utility companies that are considered to be our peers by analysts and investors.

To achieve the target TSR award value granted in 2023, PPL’s TSR performance must be at or above the 50th percentile relative to the companies in the UTY at the end of the three-year performance period.

At the end of the performance period, awards can range from 0% to 200% of target depending on relative performance. TSR awards are forfeited if PPL ranks below the 25th percentile of the companies in the UTY at the end of the three-year period.

Performance Units – EG (25% of the performance units granted)

EG performance metrics are intended to further align executive compensation with PPL’s key strategic objective of earnings growth. Payout of the EG performance units will be based on the earnings growth above the projected midpoint of ongoing earnings for the three-year performance period for PPL. For 2023, the baseline was the mid-point of the ongoing earnings forecast range of $1.50 - $1.65.

At the end of the three-year performance period from January 1, 2023 to December 31, 2025, actual performance will be determined as the compound annual growth from the 2023 baseline compared to the actual ongoing earnings results in 2025.

EG performance units can be paid up to 200% of target or not paid if performance is below the minimum established performance threshold. To achieve the target EG award value granted in 2023, PPL’s EG performance must be at 6% at the end of the three-year performance period. EG awards are not paid if PPL’s EG is below 3% at the end of the three-year period.

Performance Units – ESG (25% of the performance units granted)

ESG performance units align executive compensation with PPL’s clean energy transition strategy.

Payout of the ESG performance units will be based on (1) reductions in company vehicle emissions over the three-year performance period in furtherance of the overall PPL goal of electrifying 100% of light-duty vehicles and 50% of medium/heavy duty vehicles by 2030, (2) reductions in building energy use in Pennsylvania and Kentucky over the three-year performance period, measured by gigawatt hours (GWh) energy use in Pennsylvania and Kentucky and Billion British Thermal Units (BBtu) energy use in Kentucky, and (3) the retirement of Mill Creek Unit 1, a coal-fired generating facility in Kentucky, by December 31, 2025. For this metric, retirement of this coal plant means that it will no longer produce energy from coal. The retirement of Mill Creek Unit 1 was also included as a metric in the 2022 performance-based ESG grants with a target retirement date of December 31, 2024 and a weighting of 75%. The PCC determined it was important to include this metric in the 2023 grants in the event regulatory delays or other

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extenuating circumstances result in Mill Creek Unit 1 retirement occurring in 2025 or later. To focus the executive team on a retirement of Mill Creek Unit 1 by the end of its economic useful life, this metric was included in the 2023 performance-based ESG awards with a reduced weight of 50%, and payout potential capped at 100% for retirement prior to December 31, 2024 and 150% for retirement between January 1, 2025 and December 31, 2025. If successful retirement of Mill Creek Unit 1 occurs prior to December 31, 2024, the payout for the 2023 award is capped at 100% because this portion of the 2022 award would have already met the performance condition and paid out at 200%.

Because the Mill Creek Unit 1 metric is capped at 150% of target payout rather than 200% like the other measures, the maximum payout for the 2023 ESG performance units is 175%.

2023 Performance Units - ESG Metrics
Performance Measure	Goal Weight	0% Target	50% Target	100% Target	150% Target	200% Target
Achieve Cumulative Electrified Fleet Vehicle target(1)	10%	13.7%	15.2%	16.8%	19.2%	21.6%
Achieve Building GWh Energy Use Target	30%	-15.4%	-16.1%	-16.7%	-17.3%	-18.0%
Achieve Building BBtu Energy Use Target	10%	-12.4%	-13.1%	-13.7%	-14.3%	-15.0%
Retirement of Mill Creek Unit 1 by 12/31/2025	50%			Complete by 12/31/2024	Complete by 12/31/2025
(1)
0% to 200% target values represent the percentage of total fleet vehicles expected to be an EV or hybrid at year-end.

The PCC granted the following performance unit awards for 2023 subject to PPL’s performance on TSR, EG and ESG over the 2023-2025 performance period.

Performance Unit Awards Granted in 2023(1) 50% TSR, 25% EG, and 25% ESG
Name	2023 Base Salary	Target (% of Salary)	Target Value	TSR Units Granted(2)	EG Units Granted(2)	ESG Units Granted(2)
Vince Sorgi	$1,202,000	400%	$4,808,000	81,992	40,996	40,996
Joe Bergstein	671,019	220%	1,476,242	25,175	12,588	12,588
Fran Sullivan	620,000	160%	992,000	16,917	8,459	8,459
Wendy Stark	567,788	180%	1,022,018	17,429	8,715	8,715
John Crockett	503,928	128%	645,028	11,000	5,500	5,500
Steph Raymond	466,796	132%	616,171	10,508	5,254	5,254
(1)
Number of performance units granted is the award value divided by the closing price of PPL common stock on the date of approval or, if later, the effective date (January 20, 2023, $29.32). All NEOs were awarded grants on January 20, 2023.
(2)
The number of units is rounded up to the nearest full unit.

Following the PCC’s assessment and certification of performance in early 2026, the applicable percentage of the performance unit awards and dividend equivalents will vest, if any. The PCC has no discretion to provide for payment other than as reflected in the actual attainment of the stated performance goals. Dividend equivalents accrue on the performance units as additional performance units and will vest and be paid according to the applicable level of achievement of the performance goal, if any.

2021–2023 Performance Units

TSR-based performance unit awards, accounting for 40% of the total LTI award, were made to the NEOs in 2021, subject to a three-year performance period. The actual number of units that could vest at the end of the performance period was contingent on PPL’s TSR from January 1, 2021 to December 31, 2023 relative to companies in the UTY.

ROE-based performance unit awards, accounting for 40% of the total LTI award, were made to the NEOs in 2021, subject to a one-year performance period and a three-year restriction period. The actual number of units that could vest at the end of the three-year restriction period was contingent on PPL’s annual ROE from January 1, 2021 to December 31, 2021.

2021–2023 TSR-based Performance Units

Over the three-year performance period, PPL’s TSR ranked at the 50th percentile relative to companies in the UTY. Consequently, the 2021-2023 TSR-based performance units, and accrued dividend equivalents on the units, resulted in a payout at 100% of target. Performance units that paid out at target as a result of 2021–2023 TSR performance

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had a grant date value of over $2.88 million in the aggregate for the NEOs, including $1.92 million for Mr. Sorgi and $0.96 million in the aggregate for Mr. Bergstein, Mr. Sullivan, Ms. Stark and Mr. Crockett. Upon her separation, all of Ms. Raymond's outstanding TSR-based performance units were forfeited.

2021–2023 ROE-based Performance Units

Over the one-year performance period, PPL’s annual ROE was 13.6%. In order to pay at or above target of 11% or maximum of 15%, PPL’s credit rating was also required to be above investment grade. Having met these requirements, the 2021-2023 ROE-based performance units, and accrued dividend equivalents on the units, paid out at 165% of target. Performance units that paid out at 165% as a result of PPL’s 2021-2023 ROE performance had a grant date value of $2.88 million in the aggregate for the NEOs, including $1.92 million for Mr. Sorgi and $0.96 million in the aggregate for Mr. Bergstein, Mr. Sullivan, Ms. Stark and Mr. Crockett. Upon her separation, all of Ms. Raymond's outstanding ROE-based performance units were forfeited.

Other Elements of Compensation

In addition to the three elements of total direct compensation (base salary, annual cash incentive and long-term equity incentives in the form of performance units and restricted stock units), the company also provides other forms of compensation to the NEOs, which are summarized below.

Limited Perquisites

PPL provides limited executive perquisites to its NEOs. We believe these perquisites are consistent with market practice and serve a direct business interest.

Financial planning and tax preparation and support, up to an aggregate cost of $11,000 per year, and estate planning, not to exceed $5,000 in the aggregate, are offered to each NEO. These services are provided in recognition of time constraints on executives and their more complex compensation program that requires professional financial, tax and estate planning. We believe that good financial planning by experts reduces the amount of time and attention that executive officers must spend on such issues. Such planning also helps ensure the objectives of our compensation program are met and not hindered by unexpected tax or other consequences.

Additionally, each NEO is eligible for an executive physical, up to an aggregate cost of $6,000 every two years, and genetic testing not to exceed $5,000 in the aggregate. The PCC believes the benefit is beneficial to both the employee and the company through potential reduced costs and increased productivity.

PPL periodically provides security assessments and residential security system upgrades to its NEOs. The company also provides relocation benefits to employees in connection with joining the company. In addition, the NEOs may receive matching charitable contributions, certain retirement benefits, company car, and tickets to local sporting and entertainment events.

The incremental cost to PPL of all perquisites received by each of our NEOs for the year is summarized in Note 6 to the Summary Compensation Table on page 64.

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Retirement Programs

The company provides eligible employees with the opportunity to build financial resources for retirement through tax-qualified defined benefit pension plans and defined contribution plans (401(k) plans). In addition, the company provides eligible executives with non-tax-qualified supplemental pension benefit and deferred compensation opportunities. We have historically viewed our retirement benefits as a means of providing financial security to our salaried employees after they have spent a substantial portion of their careers with the company.

NEOs are eligible for the following pension benefit plans.

Retirement Plan	Description	NEO Participants
PPL Retirement Plan	• Tax-qualified defined benefit pension plan • Closed to new salaried employees after December 31, 2011	Sorgi, Bergstein and Raymond
PPL Supplemental Executive Retirement Plan (PPL SERP)
•
Nonqualified defined benefit pension plan to provide for retirement benefits above amounts available under the PPL Retirement Plan
•
Vested and eligible to commence payment at age 50 with 10 years of service
•
 Closed to new officers after December 31, 2011

Sorgi
PPL Supplemental Compensation Pension Plan	• Nonqualified defined benefit pension plan that applies to certain employees hired before January 1, 2012 who are not eligible for the PPL SERP	Bergstein and Raymond

Additional details about these plans are provided under “Executive Compensation Tables — Pension Benefits in 2023” beginning on page 68.

NEOs are eligible for the following voluntary retirement savings opportunities.

Savings Plans	Description	NEO Participants
PPL Deferred Savings Plan (PPL DSP)
•
Tax-qualified defined contribution plan
•
PPL provides matching contributions of up to 3% of the participant’s compensation subject to contribution limits imposed by the Internal Revenue Service, or IRS
•
Compensation includes base salary plus annual cash incentive award
•
Participants vest in PPL’s matching contributions after one year of service
•
Participants may request distribution of their account at any time following termination of employment

Sorgi, Bergstein and Raymond
PPL Retirement Savings Plan (PPL RSP)
•
Tax-qualified defined contribution plan
•
PPL provides matching contributions of up to 4.5% of the participant’s compensation subject to contribution limits imposed by the IRS
•
PPL provides an additional fixed contribution based on years of service and compensation, subject to contribution limits imposed by the IRS. Contributions range from 3% to 7% of participants eligible compensation
Sullivan and Stark

PPL CORPORATION 2024 Proxy Statement 57

EXECUTIVE COMPENSATION

Savings Plans	Description	NEO Participants

•
Compensation includes base salary plus annual cash incentive award
•
Participants vest in PPL’s matching contributions and fixed contributions after two years of service
•
Participants may request distribution of their account at any time following termination of employment

PPL Executive Deferred Compensation Plan (PPL EDCP)
•
Non-qualified deferred compensation plan
•
Participants may defer some or all of their compensation in excess of the estimated minimum legally required annual payroll tax withholding and in excess of the amounts allowed by statute under the PPL DSP and PPL RSP
•
For participants in the PPL DSP, matching contributions of up to 3% of the participant’s compensation are made under this plan on behalf of participating officers to make up for matching contributions that could not be made on behalf of such officers under the PPL DSP because of statutory limits on qualified plan benefits
•
For participants in the PPL RSP, matching contributions of up to 4.5% and fixed contributions based on years of service and eligible compensation, contributions range from 3% to 7% of the participants’ compensation are made under this plan on behalf of participating officers to make up for matching contributions that could not be made on behalf of such officers under the PPL RSP because of statutory limits on qualified plan benefits
•
Compensation includes base salary plus annual cash incentive award
•
There is no vesting condition for the company matching contributions or fixed contributions

Sorgi, Bergstein, Sullivan, Stark and Raymond

58 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

Savings Plans	Description	NEO Participants
LG&E and KU Savings Plan
•
Tax-qualified defined contribution plan
•
LKE provides matching contributions of up to 4.5% of the participant’s compensation subject to contribution limits imposed by the IRS
•
LKE provides an additional fixed contribution based on years of service and eligible compensation, subject to contribution limits imposed by the IRS. Contributions range from 3% to 7% of participants eligible compensation
•
Compensation includes base salary, plus annual cash incentive award
•
Participants may request distribution of their account at any time following termination of employment, though there may be applicable tax consequences

Crockett
LG&E and KU Nonqualified Savings Plan
•
Non-qualified deferred compensation plan
•
Participants may defer up to 75% of their compensation in accordance with the terms and conditions of the plan
•
Matching contributions and fixed contributions are made under this plan on behalf of eligible participants to make up for matching contributions and fixed contributions that could not be made on behalf of such participants under the LG&E and KU Savings Plan because of statutory limits on qualified plan benefits
•
Compensation includes base salary plus annual cash incentive award
•
There is no vesting condition for the company matching contributions or fixed contributions

Crockett

In addition to the retirement programs described above, the primary capital contribution opportunities for NEOs are stock gains under the company’s long-term equity incentive program (as described above) and the tax-qualified employee stock ownership plan, or ESOP. Mr. Sullivan, Ms. Stark and Mr. Crockett are not eligible to participate in the ESOP. For eligible participants, no contributions have been made to the ESOP since 2012.

PPL CORPORATION 2024 Proxy Statement 59

EXECUTIVE COMPENSATION

GOVERNANCE POLICIES UNDERPINNING OUR COMPENSATION FRAMEWORK

At PPL, the People and Compensation Committee and the Governance, Nominating and Sustainability Committee have adopted strong corporate governance practices that are intended to drive results and support accountability to shareowners, as well as align interests of executive officers with those of shareowners.

What We Do		What We Don’t Do

✓	Conduct annual pay risk assessment	✗	No “single trigger” change-in-control severance agreements

✓	Require significant equity ownership: 2x to 6x base salary for executive officers; 5x cash retainer for directors	✗	No hedging or pledging of PPL stock by officers and directors permitted

✓	Maintain NYSE-compliant clawback policy	✗	No dividend equivalents paid on unvested equity awards granted to executive officers

✓	Annual Say on Pay vote	✗	No tax “gross-ups” in change-in-control severance agreements

✓	Limit perquisites	✗	No new participants in the PPL SERP or LG&E SERP since 2011

Additional information on PPL’s Executive Equity Ownership Guidelines, hedging and pledging policy and clawback policy can be found below.

Executive Equity Ownership Guidelines

An important part of PPL’s compensation philosophy is ensuring a strong linkage between executives and shareowners. The Executive Equity Ownership Guidelines enable the company to align executives with this philosophy. The guidelines provide that NEOs should maintain the following robust levels of ownership in PPL stock:

Executive Officer Level	Equity Guideline (Multiple of Salary)
CEO (PPL Corporation)	6x
Executive Vice Presidents (PPL Corporation)	3x
Senior Vice Presidents (PPL Corporation)	2x
Presidents of business segments	2x

NEOs must attain the minimum ownership requirement that applies to their level by the end of their fifth anniversary at that level. If an NEO fails to achieve the required level within the specified time frame, the following additional requirements apply until the guideline is exceeded:

•
The NEO must not sell any shares of PPL stock.
•
The NEO will be required to retain any vesting equity awards, net of required tax withholding.
•
The PCC retains the right, at its discretion, to deliver annual cash incentive awards in the form of restricted stock unit grants.

All NEOs who have served in their current position more than five years were in compliance with their equity ownership guidelines as of December 31, 2023. All other NEOs were on track as of December 31, 2023 to meet their equity ownership requirements as of the required date.

Hedging and Pledging Prohibitions

In accordance with best governance practices, the company has an established policy that prohibits its officers and directors from the following actions:

•
Pledging shares of company stock as collateral for any loans, including any margin loans.
•
Engaging in any form of hedging transaction.
•
Trading in derivatives of PPL common stock.

60 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

Clawback Policy

Effective October 2, 2023, pursuant to applicable rules of the SEC and the NYSE, the PCC approved a compensation recoupment policy, or clawback policy, providing for the recovery of erroneously awarded incentive compensation in certain circumstances from our executives, including our NEOs. The clawback policy applies to compensation that is granted, earned, or vested based upon company performance of financial reporting measures. A clawback is triggered when an accounting restatement is required and, in such event, any excess compensation received by our executives during the three completed years immediately preceding the restatement date is required to be repaid or returned. The PCC administers and interprets the policy, including, in the event of an accounting restatement, the determination of the amount of excess compensation received by our executives. The company may not indemnify its executives against the loss of compensation recouped under the policy. On March 8, 2024, the PCC adopted a supplemental clawback policy that covers all of our employees holding a position of vice president or above, subject to committee discretion, in the event of an accounting restatement.

Compensation Risk Assessment

The PCC regularly considers risks related to the attraction and retention of talent, the design of our compensation programs, and succession planning. Specifically, the PCC annually reviews management’s assessment of whether risks arising from our compensation policies and practices for all employees, including non-executive officers, are reasonably likely to have a material adverse effect on the company. To do so, the PCC follows a risk assessment process that formally identifies and prioritizes compensation plan features that could induce excessive risk-taking, misstatement of financial results or fraudulent misconduct to enhance an employee’s compensation and cause material harm to the company. Based on this detailed risk assessment process, the PCC determined that PPL’s compensation programs do not encourage risk-taking incentives that are reasonably likely to have a material adverse effect on PPL.

ADDITIONAL INFORMATION

Other Compensation

In addition to the annual direct compensation and retirement programs described above, the company provides other compensation under specific situations as described below.

Employment Agreements. We generally do not enter into traditional employment agreements with our NEOs. There are no specific agreements with respect to length of employment that would commit the company to pay an NEO for a specific period. Generally, our NEOs are “employees-at-will” whose employment is conditioned on performance and subject to termination by the company at any time.

Change-in-Control Protections. The company believes certain executive officers who are terminated without cause or who resign for “good reason” (as defined in “Change-in-Control Benefits” beginning on page 73) in connection with a change in control of PPL Corporation should be provided separation benefits. These benefits are intended to ensure that executives focus on serving the company and shareowner interests without the distraction of possible job and income loss. All of our NEOs have, or in the case of Ms. Raymond prior to her separation, had, agreements with the company providing for benefits upon qualifying terminations of employment in connection with a change in control, which generally include cash severance and accelerated vesting of specific outstanding equity awards. The company believes that its change-in-control benefits are consistent with the practices of companies with whom PPL competes for talent and assist in retaining executives and recruiting new executives to the company. Details on current arrangements and agreements are discussed further in “Change-in-Control Benefits,” beginning on page 73, and “Termination Benefits” beginning on page 74.

Severance Benefits. To continue to retain and protect our executives, the company has an Executive Severance Plan that provides severance benefits for officers, including all NEOs, terminated for reasons other than cause.

The key features of the plan include (1) two years of base pay; (2) an allowance for benefit continuation; and (3) outplacement or career services support. Severance benefits payable under this program are conditioned on the executive officer agreeing to release the company from any liability arising from the employment relationship.

PPL CORPORATION 2024 Proxy Statement 61

EXECUTIVE COMPENSATION

As noted above, the company has agreements with all of the NEOs that provide benefits to the executives upon specified terminations of employment in connection with a change in control of PPL Corporation. The benefits provided under these agreements, if triggered, replace any other severance benefits provided to these officers by PPL Corporation, including the Executive Severance Plan or any prior severance agreement.

Additional details on current arrangements and agreements for NEOs are discussed further below under “Change-in-Control Benefits” beginning on page 73 and “Termination Benefits” beginning on page 74.

Separation Agreement for Ms. Raymond. Stephanie Raymond separated from the company on September 1, 2023 and Ms. Raymond and the company entered into a Separation Agreement dated September 1, 2023. As reflected in her Separation Agreement, the PCC determined that Ms. Raymond’s separation from employment was a qualifying termination by the company without cause under the terms of the PPL Executive Severance Plan, which is described on page 74. Upon the qualifying termination, the Executive Severance Plan provided for a severance payment to Ms. Raymond of $933,592, equal to two times Ms. Raymond’s base salary, and a lump sum cash payment equal to (i) the aggregate amount of $17,501, which is the employee portion of COBRA premiums for 24 months, and (ii) $50,000.00 for outplacement assistance. In addition, the PCC authorized the accelerated vesting of Ms. Raymond’s outstanding RSUs and a cash payment of $326,757 in lieu of the 2023 annual cash incentive payment at target. In consideration of the foregoing payments and benefits, Ms. Raymond executed an effective release of claims with respect to the company. All of Ms. Raymond's 60,248 performance-based awards were forfeited upon separation, a forfeiture of approximately $1,492,000 calculated using the closing share value as of her separation date on September 1, 2023.

Tax Implications of Our Executive Compensation Program

Section 162(m) of the Internal Revenue Code precludes deduction for compensation awarded to certain of our executive officers in excess of $1 million. While the PCC continues to consider tax deductibility in structuring compensation paid to executive officers, the primary goals of our executive compensation program are to attract, incentivize and retain key employees and align pay with performance. The PCC retains the ability to provide compensation that exceeds deductibility limits as it determines appropriate.

62 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION TABLES

The following table summarizes all compensation for our chief executive officer, our chief financial officer, our next three most highly compensated executives for 2023 and a former executive, known as our named executive officers, or NEOs, for service to PPL and its subsidiaries.

SUMMARY COMPENSATION TABLE (SCT)

Name and Principal Position(1)	Year	Salary(2)	Bonus(3)	Stock Awards(4)	Non-Equity Incentive Plan Compensation(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total	Total Without Change in Pension Value(8)
Vincent Sorgi	2023	$1,201,326	—	$6,442,931	$2,013,800	$2,198,654	$112,845	$11,969,556	$9,770,902
President and CEO	2022	1,166,336	—	5,926,933	1,918,678	—	134,628	9,146,575	9,146,575
	2021	1,132,492	—	5,111,866	2,654,619	2,361,092	96,412	11,356,481	8,995,389
Joseph P. Bergstein, Jr.	2023	670,643	—	1,978,295	719,494	1,275,015	41,075	4,684,522	3,409,507
EVP and CFO	2022	651,110	—	1,671,799	698,538	—	47,379	3,068,826	3,068,826
	2021	631,615	—	1,477,271	928,206	868,741	32,936	3,938,769	3,070,028
Francis X. Sullivan	2023	613,227	—	1,329,392	664,789	—	41,335	2,648,743	2,648,743
EVP and COO
Wendy E. Stark	2023	567,469	$250,000	1,369,615	608,804	—	97,374	2,893,262	2,893,262
EVP, CLO and	2022	550,745	—	1,178,835	586,662	—	104,478	2,420,720	2,420,720
Corporate Secretary	2021	373,558	250,000	647,967	722,295	—	166,582	2,160,402	2,160,402
John R. Crockett III	2023	503,646	—	864,380	473,989	—	72,748	1,914,763	1,914,763
President, LKE	2022	488,976	—	837,059	370,108	—	56,100	1,752,243	1,752,243
Stephanie R. Raymond	2023	322,905	—	1,194,370	—	77,939	1,381,802	2,977,016	2,899,077
Former President, PPL Electric

(1)
This column reflects the title of each NEO as of December 31, 2023. Effective March 4, 2024, Ms. Stark's title changed to Executive Vice President-Utilities, Chief Legal Officer (CLO) and Corporate Secretary and Mr. Crockett was named Chief Development Officer of the company, in addition to his role as President of LKE. Ms. Raymond separated from the company on September 1, 2023.
(2)
Salary includes cash compensation deferred to the PPL Executive Deferred Compensation Plan or, for Mr. Crockett, to the LG&E and KU Nonqualified Savings Plan. The following NEOs deferred salary in 2023 in the amounts indicated: Mr. Sorgi ($36,040); Mr. Bergstein ($46,945); Ms. Stark ($56,747) and Mr. Crockett ($58,140). These amounts are included in the “Nonqualified Deferred Compensation in 2023” table on page 71 as executive contributions for the last fiscal year.
(3)
Bonus for Ms. Stark in 2021 and 2023 represents a sign-on award, which was payable 50% upon her employment start date and 50% upon completion of a full two years of employment.
(4)
This column represents the aggregate grant date fair value of restricted stock units and performance units as calculated under ASC Topic 718, without taking into account estimated forfeitures. The grant date fair value of restricted stock units is calculated using the closing price of PPL common stock on the NYSE on the date of grant. The grant date fair value of the performance units reflected in this column are the target payouts estimated using a Monte Carlo pricing model based on the probable outcome of the performance condition, determined as of the grant date, and are disclosed in the “Grants of Plan-Based Awards During 2023” table on page 65. The maximum potential values as of the grant date of the TSR-based performance units granted in 2023 assuming the highest level of performance are as follows: Mr. Sorgi — $5,673,846; Mr. Bergstein — $1,742,110; Mr. Sullivan — $1,170,656; Ms. Stark — $1,206,087; Mr. Crockett — $761,200 and Ms. Raymond — $727,154. The maximum potential values as of the grant date of the EG-based performance units granted in 2023 assuming the highest level of performance are as follows: Mr. Sorgi — $2,404,005; Mr. Bergstein — $738,160; Mr. Sullivan— $496,036; Ms. Stark — $511,048; Mr. Crockett — $322,520 and Ms. Raymond — $308,095. The maximum potential values as of the grant date of the ESG-based performance units granted in 2023 assuming the highest level of performance are as follows: Mr. Sorgi — $2,404,005; Mr. Bergstein — $738,160; Mr. Sullivan— $496,036; Ms. Stark — $511,048; Mr. Crockett — $322,520 and Ms. Raymond — $308,095. The assumptions used in the Monte Carlo pricing model of performance units-TSR were a 69.4% correlation coefficient, a 3-year expected life and a stock price volatility assumption of 25.38%. Ms. Raymond's amount represents the incremental increase in value of $368,652 computed in accordance with ASC Topic 718 resulting from the accelerated vesting of her outstanding restricted stock units as of her separation date of September 1, 2023, pursuant to her Separation Agreement. Further information regarding the 2023 awards is included in the “Grants of Plan-Based Awards During 2023” and “Outstanding Equity Awards at Fiscal Year-End 2023” tables elsewhere in this proxy statement.
(5)
Amounts for 2023 represent cash awards paid in March 2024 for performance under the company’s annual cash incentive award program for 2023. These amounts include amounts the NEOs have elected to defer to the PPL Executive Deferred Compensation Plan or, for Mr. Crockett, to the LG&E and KU Nonqualified Savings Plan. The following NEOs deferred cash awards in the amounts indicated: Mr. Sorgi — $120,828; Mr. Bergstein — $143,899; Ms. Stark — $91,321 and Mr. Crockett — $28,439. These amounts will be included in the “Nonqualified Deferred Compensation in 2023” table as executive contributions in next year’s proxy statement if the executive is an NEO for 2024.

PPL CORPORATION 2024 Proxy Statement 63

EXECUTIVE COMPENSATION

(6)
This column represents the sum of the changes during 2023 in the actuarial present value of accumulated benefit in the PPL Retirement Plan and PPL Supplemental Executive Retirement Plan, or PPL SERP, for Mr. Sorgi, and the PPL Retirement Plan and PPL Supplemental Compensation Pension Plan for Mr. Bergstein and Ms. Raymond. No above-market or preferential earnings under the PPL Executive Deferred Compensation Plan or the LG&E and KU Nonqualified Savings Plan were reportable for 2023. No amounts are shown for 2022 for Mr. Sorgi or Mr. Bergstein because their change in pension value during 2022 was a negative amount. Mr. Sorgi’s net decrease in pension value for 2022 was ($1,679,475) and consisted of a decrease in the value of his accumulated benefit under the PPL Retirement Plan of ($368,817) and a decrease in the value of his accumulated benefit under the PPL SERP of ($1,310,658). Mr. Bergstein’s net decrease in pension value for 2022 was ($595,981) and consisted of a decrease in the value of his accumulated benefit under the PPL Retirement Plan of ($413,589) and a decrease in the value of his accumulated benefit under the PPL Supplemental Compensation Pension Plan of ($182,392).

See “Nonqualified Deferred Compensation in 2023” beginning on page 71 for additional information.

(7)
The table below reflects the components of this column for 2023, which include (i) the company’s matching contribution for each individual’s 401(k) plan contributions; (ii) the company’s fixed contribution for any individual participating in the PPL RSP or the LG&E and KU Nonqualified Savings plans; (iii) the company’s contributions under nonqualified deferred compensation plans, or NQDC; (iv) certain perquisites including financial planning and tax preparation services, and executive physicals; and (v) other benefits or payments as noted.

Name	401(k) Match	401(k) Fixed Contribution	NQDC Employer Contributions	Financial Planning and Tax Preparation	Other		Total
Sorgi	$9,900	N/A	$83,700	$11,000	$8,245	(a)	$112,845
Bergstein	9,900	N/A	31,175	—	—		41,075
Sullivan	14,850	$9,900	12,235	—	4,350	(b)	41,335
Stark	14,850	9,900	61,810	10,814	—		97,374
Crockett	3,638	13,200	44,910	11,000	—		72,748
Raymond	9,900	N/A	945	7,200	1,363,757	(c)	1,381,802

(a)
For Mr. Sorgi includes $6,750 of contributions made by the company under our charitable matching gift program, $1,495 for residential security updates, and $0 for spousal travel with no incremental cost. Under our charitable matching gift program, we will contribute, on a 100% matching basis, up to $10,000 per year per person to specified charitable institutions.
(b)
For Mr. Sullivan includes the cost attributed to his personal use of a company car.
(c)
For Ms. Raymond includes $933,592, which is equal to two times Ms. Raymond's base salary, and a lump sum cash payment equal to (i) the aggregate amount of $17,501, which is the employee portion of COBRA premiums for 24 months and (ii) $50,000 for outplacement assistance. This also includes $35,907 that was paid to Ms. Raymond for accrued vacation. In addition, the PCC authorized the accelerated vesting of Ms. Raymond's outstanding RSUs and a cash payment of $326,757 in lieu of the 2023 annual cash incentive payment at target.
(8)
In order to show the effect that the year-over-year change in pension value had on total compensation, as determined under applicable SEC rules, we have included an additional column to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column. The change in pension value is subject to many external variables, such as interest rates, assumptions about life expectancy and changes in the discount rate determined at each year end, which are functions of economic factors and actuarial calculations that are not related to the company’s performance and are outside of the control of the PCC.

64 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

GRANTS OF PLAN-BASED AWARDS DURING 2023

The following table provides information about equity and non-equity incentive plan awards granted in 2023.

Name	Grant		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock and
	Date		Threshold	Target	Maximum	Threshold	Target	Maximum	Stock or Units(3)	Option Awards(4)
Vincent			$751,250	$1,502,500	$3,004,999
Sorgi	1/20/2023								40,996	$1,202,003
	1/20/2023	(5)				20,498	81,992	163,984		2,836,923
	1/20/2023	(6)				20,498	40,996	81,992		1,202,003
	1/20/2023	(6)				20,498	40,996	81,992		1,202,003
Joseph P.			268,408	536,815	1,073,631
Bergstein, Jr.	1/20/2023								12,588	369,080
	1/20/2023	(5)				6,294	25,175	50,350		871,055
	1/20/2023	(6)				6,294	12,588	25,176		369,080
	1/20/2023	(6)				6,294	12,588	25,176		369,080
Francis X.			248,000	496,000	992,000
Sullivan	1/20/2023								8,459	248,018
	1/20/2023	(5)				4,229	16,917	33,834		585,328
	1/20/2023	(6)				4,230	8,459	16,918		248,018
	1/20/2023	(6)				4,230	8,459	16,918		248,018
Wendy E.			227,115	454,230	908,460
Stark	1/20/2023								8,715	255,524
	1/20/2023	(5)				4,357	17,429	34,858		603,043
	1/20/2023	(6)				4,358	8,715	17,430		255,524
	1/20/2023	(6)				4,358	8,715	17,430		255,524
John R.			176,375	352,749	705,499
Crockett III	1/20/2023								5,500	161,260
	1/20/2023	(5)				2,750	11,000	22,000		380,600
	1/20/2023	(6)				2,750	5,500	11,000		161,260
	1/20/2023	(6)				2,750	5,500	11,000		161,260
Stephanie R.			163,379	326,757	653,514
Raymond	1/20/2023								5,254	154,047
	9/01/2023	(7)							14,889	368,652
	1/20/2023	(5)				2,627	10,508	21,016		363,577
	1/20/2023	(6)				2,627	5,254	10,508		154,047
	1/20/2023	(6)				2,627	5,254	10,508		154,047
(1)
These columns show the potential payout range under the 2023 annual cash incentive award program. For additional information, see “CD&A — 2023 Named Executive Officer Compensation — 2023 Annual Cash Incentive Awards” beginning on page 47. The cash incentive payout range is generally from 50% to 200% of target. If the actual Corporate EPS performance is below the funding gate requirement to achieve a payout, then the entire award will be forfeited.
(2)
These columns show the potential payout range for the performance units, TSR, EG and ESG, granted in 2023 to the NEOs under PPL’s SIP. Each performance unit entitles the executive to receive additional performance units each quarter equal in value to the amount of quarterly dividends paid on PPL common stock. For additional information, see “CD&A — 2023 Named Executive Officer Compensation — 2023 Long-term Equity Incentive Award Grants — 2023 Performance Unit Award Grants (80% of Total LTI)” beginning on page 53.
(3)
This column shows the number of forward-looking time-vested restricted stock units granted in 2023 to the NEOs under PPL’s SIP. In general, restrictions on the awards will lapse three years from the date of grant. Each restricted stock unit entitles the executive to receive additional restricted stock units each quarter equal in value to the amount of quarterly dividends paid on PPL common stock. These additional restricted stock units are payable in shares of PPL common stock at the end of the restriction period, subject to the same conditions as the underlying restricted stock units.
(4)
This column shows the grant date fair value, as calculated under ASC Topic 718, of the performance units and restricted stock units granted to the NEOs, without taking into account estimated forfeitures. The grant date fair value for restricted stock units and performance units based on EG and ESG were based on the closing price of PPL common stock on the NYSE on the grant date of January 20, 2023, which was $29.32. For performance units based on TSR, the grant date fair value of $34.60 was calculated on the grant date of January 20, 2023 using a Monte Carlo pricing model value, assuming a 69.4% correlation coefficient, a 3-year expected life and stock price volatility of 25.38%.
(5)
The payout range for TSR-based performance unit awards granted in 2023 is from 25% to 200% of target. The performance period is from 2023 through 2025. At the end of the performance period, PPL TSR for the three-year period is compared to the total return of the companies in the UTY. Shares of PPL common stock reflecting the applicable number of performance units, as well as dividend equivalents, will vest and be paid according to the applicable level of achievement of the performance goal, if any. If actual performance falls below the 25% payout level, the payout is zero.
(6)
The payout range for EG-based performance unit awards granted in 2023 is from 50% to 200% of target and the payout range for ESG-based performance unit awards granted in 2023 is from 50% to 175% of target. The performance period is from 2023 through 2025.
(7)
As a result of Ms. Raymond's Separation Agreement, the 14,889 represents a modification to accelerate the vesting of all of outstanding restricted stock units, including the 5,254 granted on January 20, 2023. In addition, Ms. Raymond forfeited all outstanding TSR, ROE, EG and ESG performance based awards totaling 60,248 including the 10,508 TSR, 5,254 EG and 5,254 ESG awards granted on January 20,2023 included in this table.

PPL CORPORATION 2024 Proxy Statement 65

EXECUTIVE COMPENSATION

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2023

The following table provides information on all unexercised stock option awards, as well as all unvested restricted stock unit awards and unearned and unvested performance units, for each NEO as of December 31, 2023. Each stock option grant, as well as each grant of performance units that is unearned and unvested, is shown separately for each NEO, and the restricted stock units that have not vested are shown in the aggregate. The vesting schedule for each grant is shown following this table, based on the grant date of the stock option, restricted stock unit award or performance unit award grant date. The market value of the stock awards is based on the closing price of PPL common stock on the NYSE as of December 29, 2023, the last trading day of 2023, which was $27.10. For additional information about stock awards, see “CD&A — 2023 Named Executive Officer Compensation — 2023 Long-term Equity Incentive Award Grants” beginning on page 53.

			Option Awards(1)				Stock Awards
Name	Grant Date(1)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Vincent Sorgi							121,243	3,285,685
	1/27/2022	(4)							80,172	2,172,670
	1/27/2022	(5)							60,130	1,629,524
	1/27/2022	(6)							70,152	1,901,111
	1/20/2023	(4)							126,507	3,428,336
	1/20/2023	(5)							84,338	2,285,557
	1/20/2023	(6)							42,169	1,142,779
Joseph P. Bergstein, Jr.							35,523	962,673
	1/27/2022	(4)							22,614	612,829
	1/27/2022	(5)							16,961	459,644
	1/27/2022	(6)							19,788	536,251
	1/20/2023	(4)							38,843	1,052,644
	1/20/2023	(5)							25,896	701,790
	1/20/2023	(6)							12,948	350,895
Francis X. Sullivan							9,847	266,854
	1/27/2022	(4)							1,937	52,486
	1/27/2022	(5)							1,453	39,386
	1/27/2022	(6)							1,696	45,950
	1/20/2023	(4)							26,102	707,351
	1/20/2023	(5)							17,402	471,596
	1/20/2023	(6)							8,701	235,798
Wendy E. Stark							21,645	586,580
	1/27/2022	(4)							15,946	432,135
	1/27/2022	(5)							11,959	324,102
	1/27/2022	(6)							13,953	378,118
	1/20/2023	(4)							26,892	728,760
	1/20/2023	(5)							17,929	485,868
	1/20/2023	(6)							8,964	242,934
John R. Crockett III							14,011	379,698
	1/27/2022	(4)							11,322	306,832
	1/27/2022	(5)							8,492	230,145
	1/27/2022	(6)							9,908	268,503
	1/20/2023	(4)							16,972	459,944
	1/20/2023	(5)							11,315	306,629
	1/20/2023	(6)							5,657	153,315
Stephanie R. Raymond							15,030	407,313

(1)
For a better understanding of this table, we have included an additional column showing the grant date of the unearned and unvested performance units. No stock options are outstanding and no options have been granted since 2013.
(2)
All restricted stock units for the NEOs under PPL’s SIP and ICPKE vest on the third anniversary of the grant date. The dates that restrictions lapse for each restricted stock unit award granted to the NEOs and the number of restricted stock units, including any accrued dividend equivalents reflected as additional restricted stock units, are:

66 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

Name	Grant Date	1/21/2024	3/2/2024	4/12/2024	10/1/2024	1/27/2025	1/20/2026
Sorgi	1/21/21	38,987
	1/27/22					40,087
	1/20/23						42,169
Bergstein	1/21/21	11,268
	1/27/22					11,307
	1/20/23						12,948
Sullivan	10/1/21				233
	1/27/22					913
	1/20/23						8,701
Stark	4/12/21			4,707
	1/27/22					7,973
	1/20/23						8,965
Crockett	1/21/21	1,677
	10/1/21				1,015
	1/27/22					5,662
	1/20/23						5,657
Raymond	9/01/23		15,030

(3)
These performance units, including TSR, EG and ESG, are payable in shares of PPL common stock following a three-year performance period. While the performance period ends on December 31, 2024 for the 2022 awards and on December 31, 2025 for the 2023 awards, the number of performance units earned is not determined until the PCC certifies that the level of performance goals have been achieved. The number of performance units earned at the time of certification may be more or less than the number of awards reflected in this table, depending on whether or not the performance goals have been achieved and the level of achievement. See “CD&A — 2023 Named Executive Officer Compensation — 2023 Long-term Equity Incentive Award Grants — 2023 Performance Unit Award Grants (80% of Total LTI)” beginning on page 53 for a discussion of the performance goals related to TSR, ROE, EG and ESG awards and the attainment levels for each award.
(4)
The number of TSR-based performance units granted in 2022 disclosed in the table for each NEO represents the threshold payout amount. The threshold amount is used because PPL’s TSR was below threshold as compared to its industry peers for 2022 and 2023, the first and second year of the three-year performance period for the 2022 awards. The number of TSR-based performance units granted in 2023 disclosed in the table for each NEO represents 150% of the target payout amount. 150% of the target amount is used because PPL’s TSR was above target as compared to its industry peers for 2023, the first year of the three-year performance period for the 2023 awards, and 150% represents the next higher performance measure above target. The number of shares shown in the table for each NEO also includes dividend equivalents reflected as additional performance units.
(5)
The number of EG-based performance units granted in 2022 disclosed in the table for each NEO represents 150% of the target payout amount. 150% of target amount is used because, based upon 2022 and 2023 performance, the company currently expects to exceed target performance, and 150% represents the next higher performance measure above target. The number of EG-based performance units granted in 2023 disclosed in the table for each NEO represents the maximum payout amount. Although it is still early in the three-year performance period, a maximum payout amount was used because, based upon 2023 performance, the company currently expects to exceed the 150% performance measure. The number of shares shown in the table for each NEO also includes dividend equivalents reflected as additional performance units.
(6)
The number of ESG-based performance units granted in 2022 disclosed in the table for each NEO represents 175% of the targeted payout amount. A projected attainment of 175% reflects a projected maximum payout (200%) for the Mill Creek Unit 1 metric and a projected target payout (100%) for each of the reduction in vehicle emissions and building energy usage metrics. These projections are based upon 2022 and 2023 performance and Kentucky regulatory approvals. The number of ESG-based performance units granted in 2023 disclosed in the table for each NEO represents the targeted payout amount, because based on 2023 performance, the company currently expects to exceed the threshold performance. The number of shares shown in the table for each NEO also includes dividend equivalents reflected as additional performance units.

PPL CORPORATION 2024 Proxy Statement 67

EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED IN 2023

The following table provides information for each of the NEOs with respect to (1) stock option exercises during 2023, including the number of shares acquired or treated as acquired upon exercise and the value realized, and (2) the number of shares acquired during 2023 upon the vesting of restricted stock units and the deemed vesting of performance units and the value realized, each before payment of any applicable withholding tax and broker commissions. No options have been granted since 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting	Value Realized on Vesting(2)
Vincent Sorgi	—	—	233,254	$6,330,982
Joseph P. Bergstein, Jr.	—	—	67,531	1,846,292
Francis X. Sullivan	—	—	1,338	36,260
Wendy E. Stark	—	—	25,167	682,026
John R. Crockett III	—	—	16,734	456,226
Stephanie R. Raymond	18,580	$50,538	1,147	33,630
(1)
Amounts reflect the difference between the exercise price of the stock option award and the closing price on the NYSE of the shares of PPL common stock underlying the stock option award at the time of exercise.
(2)
Amounts reflect the closing price on the NYSE of the shares of PPL common stock underlying the restricted stock units on the day the restrictions lapsed and the closing price on December 29, 2023 on the NYSE of the shares of PPL common stock underlying the TSR-based and ROE-based performance unit awards granted in 2021 that are deemed to have been earned as of December 31, 2023, the last day of the three-year performance period.

PENSION BENEFITS IN 2023

The following table sets forth information on the pension benefits for the NEOs under (1) the PPL Retirement Plan, (2) the PPL Supplemental Compensation Pension Plan, (3) the PPL Supplemental Executive Retirement Plan (PPL SERP). Mr. Sullivan, Ms. Stark and Mr. Crockett do not participate in a PPL Pension Plan.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)(2)	Payments During Last Fiscal Year
Vincent Sorgi	PPL Retirement Plan	17.7	$744,205	—
	PPL SERP	17.7	7,765,572	—
Joseph P. Bergstein, Jr.	PPL Retirement Plan	24.4	927,814	—
	PPL Supplemental Compensation Pension Plan	24.4	3,864,273	—
Stephanie R. Raymond	PPL Retirement Plan	12.5	492,153	—
	PPL Supplemental Compensation Pension Plan	12.5	579,631	—

68 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

(1)
The assumptions used in estimating the present values of each NEO’s accumulated pension benefit are as follows:

Plan	Assumed Retirement Date(a)	Discount Rate	Mortality Assumption(b)
PPL Retirement Plan	60	5.53%	Annuity Form of Payment. Pri-2012 gender specific healthy annuitant tables with white collar adjustment and mortality projection applying Scale MP-2020 mortality improvements on a generational basis.
PPL Supplemental Compensation Pension Plan	60	5.53%

Adjustment factor of -1% applied to base table. Contingent survivor tables are used for beneficiary survivors and contingent survivors after the future death of the primary retiree. No pre-retirement mortality is assumed

PPL SERP	60	5.55%

Lump-sum Form of Payment. 50%/50% blend at the male and female Pri-2012 nondisabled annuitant tables without collar adjustment and applying modified mortality projection Scale MP-2021 mortality improvements on a generational basis.

(a)
For each plan, this column reflects the age at which retirement may occur without any reduction in benefits. For the PPL Retirement Plan and the PPL Supplemental Compensation Pension Plan, an employee may retire without any reduction in benefits at age 60 provided that the employee has at least 20 years of service.
(b)
The annuity form of payment is used for the PPL Supplemental Compensation Pension Plan as that is the only form of benefit under those plans. A blend of the annuity and lump-sum forms of payment is used for the PPL Retirement Plan as both forms of payment are available under those plans. The lump-sum form of payment is used for the PPL SERP as the covered NEOs have elected that form of payment.
(2)
The present values in the column reflect theoretical figures prescribed by the SEC for disclosure and comparison purposes. The table below reflects the benefits payable under the PPL SERP and the PPL Supplemental Compensation Pension Plan upon the listed events assuming termination of employment occurred as of December 31, 2023.

Name(a)	Retirement	Death	Disability
Sorgi	$8,501,704	$8,501,704	$8,501,704
Bergstein(b)	—	1,626,985	—
Raymond(c)	N/A	269,875	N/A

(a)
Mr. Sorgi has elected to receive benefits payable under the PPL SERP as a lump-sum payment, subject to applicable law. For Mr. Bergstein, the PPL Supplemental Compensation Pension Plan does not provide for a lump-sum payment, but a lump-sum amount is shown here for comparison purposes. The amounts shown in this table represent the values that would have become payable based on a December 31, 2023 termination of employment. Actual payment would be made following December 31, 2023 subject to plan rules and in compliance with Section 409A of the Internal Revenue Code.
(b)
Mr. Bergstein participates in the PPL Supplemental Compensation Pension Plan. He does not participate in the PPL SERP. If Mr. Bergstein had died on December 31, 2023, he would have been eligible to receive benefits under the PPL Supplemental Compensation Pension Plan. If he had terminated employment on December 31, 2023, he would be eligible at age 55 for a monthly payment of approximately $20,737 under the PPL Supplemental Compensation Pension Plan.
(c)
Ms. Raymond participated in the PPL Supplemental Compensation Pension Plan. She did not participate in the PPL SERP. If Ms. Raymond had died on December 31, 2023, she would have been eligible to receive benefits under the PPL Supplemental Compensation Pension Plan.

PPL CORPORATION 2024 Proxy Statement 69

EXECUTIVE COMPENSATION

PPL Retirement Plan. The PPL Retirement Plan covers Mr. Sorgi, Mr. Bergstein and Ms. Raymond and is a funded and tax-qualified defined benefit retirement plan that covers approximately 1,040 active employees as of December 31, 2023 and was closed to new salaried employees after December 31, 2011.

•
Benefit Formula. The plan provides benefits based primarily on a formula that reflects the executive’s earnings for each fiscal year. Benefits under the PPL Retirement Plan for eligible employees are determined as the greater of (1) a “career average pay formula” of 2.25% of annual earnings for each year of credited service under the plan; or (2) a “final average pay formula” comprised of 1.3% of final average earnings up to the Average Social Security Wage Base plus 1.7% of final average earnings in excess of the Average Social Security Wage Base multiplied by the sum of years of credited service (up to a maximum of 40 years). Under the final average pay formula, “final average earnings” equal the average of the highest 60 months of pay during the last 120 months of credited service. The Average Social Security Wage Base is the average of the taxable Social Security Wage Base for the 35 consecutive years preceding an employee’s retirement date or, for employees retiring at the end of 2023, $95,177. The executive’s annual earnings taken into account under each formula include base salary and cash incentive awards but may not exceed an IRS-prescribed limit applicable to tax-qualified plans.
•
Form of Benefit. The benefit an employee earns is payable starting at retirement or termination on a monthly basis for life or in a lump sum. Benefits are computed based on the life annuity form of pension, with a normal retirement age of 65. Benefits are reduced for retirement prior to age 60 for employees with 20 years of credited service and reduced prior to age 65 for other employees. Employees vest in the PPL Retirement Plan after five years of credited service. In addition, the plan provides for joint and survivor annuity choices and does not require employee contributions. Benefits under the PPL Retirement Plan are subject to the limitations imposed under Section 415 of the Internal Revenue Code. Benefits in excess of these federal limits are payable from company funds under the PPL Supplemental Compensation Pension Plan described below unless the employee is eligible for benefits under the PPL SERP described below.

PPL Supplemental Compensation Pension Plan. This plan covers Mr. Bergstein and Ms. Raymond and is unfunded, is not qualified for tax purposes and covers approximately 20 active employees hired prior to January 1, 2012 who are vested in the PPL Retirement Plan at the time of termination or retirement. All benefits under this plan are subject to the claims of the company’s creditors in the event of bankruptcy. The benefit formula is the same as the PPL Retirement Plan but reflects compensation in excess of the IRS-prescribed limit of $330,000 for 2023. The plan benefit is calculated using all PPL-affiliated company service, not just service credited under the PPL Retirement Plan. Upon retirement, this plan will only pay out the “excess” benefit above and beyond the PPL Retirement Plan.

PPL Supplemental Executive Retirement Plan (PPL SERP). The PPL SERP covers Mr. Sorgi and provides for retirement benefits above amounts available under the PPL Retirement Plan described above. The PPL SERP is unfunded and is not qualified for tax purposes. Accrued benefits under the PPL SERP are subject to claims of the company’s creditors in the event of bankruptcy. The PPL SERP was closed to new officers hired after December 31, 2011.

•
Benefit Formula. The PPL SERP formula is 2.0% of final average earnings for the first 20 years of credited service plus 1.5% of final average earnings for the next 10 years. “Final average earnings” is the average of the highest 60 months of earnings during the last 120 months of credited service. “Earnings” include base salary and annual cash incentive awards.
•
Form of Benefit. The normal retirement age in the PPL SERP is age 65. Generally, no benefit is payable under the PPL SERP if the executive officer has less than 10 years of service unless specifically authorized, such as upon a qualifying termination in connection with a change in control. Benefits under the PPL SERP are paid, in accordance with a participant’s advance election, as a single sum or as an annuity, including choices of a joint and survivor or years-certain annuity. At age 50 with 10 years of service, accrued benefits are vested. Benefits begin accruing after age 30. Prior to age 60 benefits are reduced for early retirement. After the completion of 10 years of service, participants are eligible for death benefit protection.
•
Years of Service. The total PPL SERP benefit cannot increase beyond 30 years of service for any participant.

70 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

NONQUALIFIED DEFERRED COMPENSATION IN 2023

PPL Executive Deferred Compensation Plan. The PPL Executive Deferred Compensation Plan allows participants to defer all or a portion of their cash compensation in excess of the required minimum payroll taxes. In addition, the company made matching contributions to this plan during 2023 to Mr. Sorgi, Mr. Bergstein, and Ms. Raymond of up to 3% of the executive’s cash compensation (base salary plus annual cash incentive award) to match executive contributions that would have been made to PPL’s tax-qualified 401(k) deferred savings plan, also known as the PPL Deferred Savings Plan, except for IRS-imposed limitations on those contributions. The company made matching contributions to this plan during 2023 to Ms. Stark of up to 4.5% and a fixed contribution based on years of service of the executive’s cash compensation (base salary plus annual cash incentive award) to match executive contributions that would have been made to PPL’s tax-qualified 401(k) retirement savings plan, also known as the PPL Retirement Savings Plan, except for IRS-imposed limitations on those contributions. The PPL Executive Deferred Compensation Plan is unfunded and is not qualified for tax purposes. All benefits under this plan are subject to the claims of the company’s creditors in the event of bankruptcy. A hypothetical account is established for each participant who elects to defer, and the participant selects one or more deemed investment choices that generally mirror those that are available to employees under the PPL Deferred Savings Plan and the PPL Retirement Savings Plan at Fidelity Investments. These investment accounts include large, mid and small cap index and investment funds, international equity index funds, target date funds, bond funds and a stable value fund, with returns that ranged from 1.81% to 46.22% during 2023. Earnings and losses on each account are determined based on the performance of the investment funds selected by the participant. The company maintains each account as a bookkeeping entry. During 2023, Mr. Sorgi, Mr. Bergstein, Mr. Sullivan and Ms. Stark notionally invested in one or more of those funds.

In general, the NEOs who participate in this plan cannot withdraw any amounts from their deferred accounts until they have either left or retired from the company. However, the plan allows in-service withdrawals provided the date of payment is at least twelve months after the deferral election becomes irrevocable. In addition, the company’s Corporate Leadership Council has the discretion to approve a “hardship distribution” if there is an unforeseeable emergency that causes a severe financial hardship to the participant.

Participants may elect distribution in one or more annual installments for a period of up to 15 years, provided the participant complies with the election and timing rules of Section 409A of the Internal Revenue Code.

LG&E and KU Nonqualified Savings Plan. Mr. Crockett is a participant in the LG&E and KU Nonqualified Savings Plan. The plan allows participants to defer up to a maximum of 75% of base salary and annual cash incentive awards. In addition, the participant receives a matching contribution up to 4.5% and a fixed contribution based on years of service if that participant is not eligible for matching contributions in the LG&E and KU Savings Plan (a tax-qualified 401(k) plan) at the time the deferred compensation would have otherwise been paid to the participant. The participant is also eligible to participate in the Retirement Income Account. The employer will deposit a contribution based on a percentage of compensation based on years of service. The LG&E and KU Nonqualified Savings Plan is unfunded and is not qualified for tax purposes. All benefits under the LG&E and KU Nonqualified Savings Plan are subject to the claims of creditors in the event of bankruptcy. A hypothetical account is established for each participant who elects to defer. The amount in the participant’s hypothetical account is credited with interest at an annual rate equal to the Prime Interest Rate as reported in The Wall Street Journal. The Prime Interest Rate is reset quarterly based on the last day of the preceding calendar quarter or March 31, June 30, September 30, and December 31. Under this investment option, the interest is calculated by applying the Prime Interest Rate to the balance in the hypothetical account. Mr. Crockett’s rate of return for 2023 was 21.6%.

Participants may elect a lump-sum payment or annual installment payments for a period of not less than two years and not more than 10 years, provided the participant complies with the election and timing rules of Section 409A of the Internal Revenue Code.

Name	Name of Plan	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
Vincent Sorgi	PPL Executive Deferred Compensation Plan	$151,161	$83,700	$948,652	—	$3,772,174
Joseph P. Bergstein, Jr.	PPL Executive Deferred Compensation Plan	186,653	31,175	253,323	—	1,341,146
Francis X. Sullivan	PPL Executive Deferred Compensation Plan	—	12,235	664	—	12,999
Wendy E. Stark	PPL Executive Deferred Compensation Plan	144,746	61,810	74,731	—	496,083
John R. Crockett III	LG&E and KU Nonqualified Savings Plan	58,140	44,910	51,897	—	325,275
Stephanie R. Raymond	PPL Executive Deferred Compensation Plan	31,502	945	12,997	—	96,816

PPL CORPORATION 2024 Proxy Statement 71

EXECUTIVE COMPENSATION

(1)
The following NEOs deferred salary in 2023 in the amounts indicated: Sorgi — $36,040; Bergstein — $46,945; Stark — $56,747; and Crockett — $58,140, which is included in the “Salary” column of the Summary Compensation Table for 2023. In addition, the following NEOs deferred a portion of their cash incentive awards for 2022 performance paid in 2023, which were included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for 2022: Sorgi — $115,121; Bergstein — $139,708; and Stark — $87,999.
(2)
Amounts in this column are company matching contributions during 2023 and are included in the Summary Compensation Table for 2023 under the heading “All Other Compensation.”
(3)
Aggregate earnings for 2023 are not reflected in the Summary Compensation Table because such earnings are not deemed to be “above-market” or preferential earnings.
(4)
Represents the total balance of each NEO’s account as of December 31, 2023. Of the totals in this column, the following amounts were reported as compensation to the NEO in the Summary Compensation Table for previous years, when the individuals were reported as NEOs:

Name	Executive Contributions	Registrant Contributions	Total
Sorgi	$1,168,706	$352,485	$1,521,191
Bergstein	520,111	92,543	612,654
Stark	136,885	98,348	235,233
Crockett	34,877	32,653	67,530

72 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL OF PPL CORPORATION

The following section describes the benefits payable to the company’s NEOs in two circumstances: (1) a change in control of PPL and (2) a termination of employment.

CHANGE-IN-CONTROL BENEFITS

The company has entered into change-in-control severance agreements with each of its currently employed NEOs that provide benefits to these officers upon qualifying terminations of employment in connection with a change in control of the company (a so-called “double trigger”), as summarized below. See the table beginning on page 76 for the estimated value of benefits to be paid if any of the NEOs were terminated on December 31, 2023, after a change in control of PPL for qualifying reasons. The benefits provided under each NEO’s agreement replace any other severance benefits that the company or any prior severance or change-in-control agreement would provide to that NEO.

Payment Triggers and Benefits

The following benefits will be paid if, in connection with a change in control, employment is terminated for any reason other than death, disability, retirement or “cause.” A voluntary termination of employment by an NEO would result in the payment of these benefits only if there was “good reason” for leaving. If an NEO is discharged for “cause”, there is no benefit payable before or after a change in control.

Terms of Agreement

Lump-sum Payment
•
Lump-sum payment equal to three times the sum of (1) each NEO’s base salary in effect immediately prior to the date of termination or, if higher, immediately prior to the first occurrence of an event or circumstance constituting “good reason“ and (2) the average annual bonus in respect of the last three fiscal years ending immediately prior to the fiscal year in which the change in control occurs or, if higher, the fiscal year immediately prior to the fiscal year in which an event or circumstance constituting ”good reason“ first occurs

Continued Health and Welfare / COBRA Payments
•
Lump-sum payment equal to the aggregate amount of COBRA premiums otherwise payable for the 24-month period following termination (assuming COBRA would have been available for the 24 months at the rate in effect at date of termination)

Incentive Compensation
•
Unpaid incentive compensation that has been allocated or awarded for a previous performance period

•
Lump-sum payment of all contingent cash incentive compensation awards for all then uncompleted periods, calculated on a prorated basis of months of completed service, assuming achievement at the actual level of performance

Other Benefits
•
Outplacement services until December 31 of the second calendar year after termination but limited to fees of $50,000

•
Post-retirement health care and life insurance benefits if eligibility would have occurred within the 24-month period following termination or, if more favorable to the NEO, within 24 months of the date on which the event or circumstance constituting “good reason” first occurs

Term of the Agreement
•
Continues in effect until December 31 and automatically extends for additional one-year periods

•
If a change in control occurs during the agreement’s term, the agreement expires no earlier than 24 months after the month in which the change in control occurs

Change in Control Definition
•
A change in a majority of the members of our Board of Directors occurs during a 12-month period through contested elections;

•
An investor group acquires 30% or more of the company’s common stock;

•
A merger occurs that results in less than 70% control of the company or the surviving entity by the current shareowners; or

•
The sale or other disposition of substantially all the company’s assets.

PPL CORPORATION 2024 Proxy Statement 73

EXECUTIVE COMPENSATION

Defined Terms under Change-in-Control Agreements

Terms of Agreement

Cause	• Willful conduct that can be shown to cause material injury to the company or the willful refusal to perform duties after written demand by the Board of Directors

Good Reason
•
Includes a number of circumstances in which the NEO has a substantial adverse change in the employment relationship or duties assigned, including a reduction in salary, a relocation of the place of work of more than 30 miles, or a cutback or exclusion from a compensation plan, pension plan or welfare plan

Additional Benefits

In addition to the benefits that the change-in-control agreements provide, the following events would occur in the event of a change in control under the company’s compensation arrangements:

•
Under the SIP, the restriction period applicable to any outstanding restricted stock unit awards lapses upon termination within 24 months following a change in control. Under the ICPKE, the restriction period applicable to any outstanding restricted stock unit awards lapses upon change in control;
•
The performance period applicable to any outstanding performance unit awards will be deemed to conclude prior to the change in control, and a pro rata portion of all unvested units will become immediately vested as though the NEO had achieved the goals satisfying the target award, subject to additional payout as set forth above under the terms of the change-in-control agreements;
•
Upon a qualifying termination, all participants in the PPL SERP immediately vest in their accrued benefit, even if not yet vested due to age and service; and
•
Upon a qualifying termination, the PPL SERP benefit improves by a pro rata portion of the additional years of service granted to the officer, if any, that otherwise would not be earned until a specified period of years had elapsed or the officer had reached a specified age.

PPL has trust arrangements in place to facilitate the funding of benefits under the PPL SERP, the PPL Supplemental Compensation Pension Plan, the PPL EDCP, change-in-control agreements and the PPL DDCP if a change in control were to occur.

TERMINATION BENEFITS

The NEOs are entitled to various benefits in the event of a termination of employment for reasons of retirement, voluntary termination, death, disability, or involuntary termination not for cause, but the value of those benefits and their components vary depending upon the circumstances.

For a termination of employment due to a change in control, the benefits provided under the company’s change-in-control agreements, as discussed above in “Change-in-Control Arrangements,” replace any other severance benefits provided to the NEOs by PPL.

Severance

See “CD&A — Additional Information — Other Compensation — Severance Benefits” for a discussion of the company’s practice as to severance benefits. The NEOs are participants in the PPL Executive Severance Plan.

•
The plan provides for severance benefits for executives in the event of a termination of employment that is not for cause. “Cause” is defined as misconduct materially injurious to the company, insubordination, fraud or breach of confidentiality against the company or egregious violation of company policy.
•
Pursuant to this plan, each of the applicable NEOs is eligible for two years of base salary, a lump-sum amount for 24 months of health plan continuation (COBRA) and outplacement services for the lesser of two years or $50,000 in fees. Benefits are conditioned on a release of liability by the NEO.

The table under “Summary of Benefits – Termination Events” below includes the severance payments, the value of continued welfare benefits and outplacement benefits as “Other separation benefits.”

74 PPL CORPORATION 2024 Proxy Statement

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Annual Cash Incentive Awards

•
It is PPL’s practice to pay a pro rata portion of the accrued but unpaid annual cash incentive award to executives who retire or who are eligible to retire and (1) die while employed or (2) terminate employment due to a disability during the performance year. Payments occur at the regularly scheduled time as paid to other executive officers. Mr. Sorgi, Mr. Bergstein, and Ms. Stark are currently ineligible to retire; therefore, if any of these NEOs was to leave voluntarily, the NEO would not be entitled to an annual cash incentive award.

Long-term Incentive Awards

PPL Restricted Stock Units

•
Restrictions on restricted stock units generally lapse upon retirement, death or termination of employment due to disability under the ICPKE and the SIP. Restricted stock units are forfeited under both plans in the event of voluntary and involuntary termination if the executive is not retirement-eligible, subject to PCC discretion.

PPL Performance Units

•
For TSR-based performance units, if the NEO is eligible to retire and retires after the first year of the performance period, the NEO is eligible for the award, if any, without proration at the end of the performance period based upon actual performance. Otherwise, the full award is forfeited.
•
For performance units based upon ROE, EG and ESG, if the NEO is eligible to retire and retires at any time during the performance period, the NEO is eligible for the award, if any, without proration at the end of the performance period based upon actual performance.
•
In the event of termination due to death or disability, all TSR-based performance units are prorated for the portion of the performance cycle prior to termination and the award is paid out at the end of the performance period based upon actual performance. There is no proration upon termination due to death or disability for performance units based upon ROE, EG or ESG, and the award is paid out at the end of the performance period based upon actual performance.
•
All performance units are forfeited in the event of voluntary and involuntary termination if the executive is not eligible to retire.

SUMMARY OF BENEFITS - TERMINATION EVENTS

The table set forth below provides the company’s estimates of the probable value of benefits that would have been payable to the NEOs assuming a termination of employment as of December 31, 2023, for reasons of retirement, voluntary termination, death, disability, involuntary termination not for cause, change of control or qualifying termination in connection with a change in control. In the event that an executive is terminated for “cause” by the company, no additional benefits are due under the applicable plans and agreements.

Assumptions for the table below:

•
For NEOs eligible to retire (Mr. Sullivan and Mr. Crockett), we have assumed the executive retires in the case of voluntary or involuntary termination.
•
For Ms. Raymond, we used a termination date of September 1, 2023, her actual date of separation from the company. The disclosure in the table for Ms. Raymond is limited to the termination event that actually occurred as provided for by her Separation Agreement. In accordance with Section 409A of the Internal Revenue code, payments in connection with Ms. Raymond's separation were made six months after the end of her employment.
•
For all other NEOs, we have assumed the termination event occurred as of December 31, 2023.
•
In all events where TSR-based performance units are not forfeited, we have included the prorated value based on the assumption of performance achievement at target, except where the NEO is retirement-eligible and the first year of the performance period year has passed, then the full value is assumed without proration.

The table does not repeat information disclosed in the “Pension Benefits in 2023” table, the “Nonqualified Deferred Compensation in 2023” table or the “Outstanding Equity Awards at Fiscal Year-End 2023” table, except to the extent that vesting or payment may be accelerated. If an NEO did not yet qualify for full retirement benefits or other benefits requiring longer service, that additional benefit is not reflected below. If an NEO had the ability to elect retirement and thereby avoid forfeiture or decreased benefits, the table assumes that retirement was elected, as noted as such in the footnotes to the table.

PPL CORPORATION 2024 Proxy Statement 75

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Account balances under the PPL EDCP and the LG&E and KU Nonqualified Savings Plan become payable as of termination of employment for any reason, or as of the time previously elected. Current balances are included in the “Nonqualified Deferred Compensation in 2023” table on page 71 above and are not included in the table below.

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause		Change in Control	Termination Following a Change in Control
Vincent Sorgi
Severance payable in cash(1)	—	—	—	$2,404,000		—	$9,417,347
Other separation benefits(2)	—	$300,500	—	99,012		—	99,012
Restricted stock units(3)	—	3,285,689	$3,285,689	—	(8)	—	3,285,689
Performance units — TSR(4)	—	4,323,421	4,323,421	—	(8)	$4,323,421	4,323,421
Performance units — ROE(5)	—	2,113,122	2,113,122	—	(8)	2,113,122	2,113,122
Performance units — EG(6)	—	2,229,128	2,229,128	—	(8)	1,105,159	1,105,159
Performance units — ESG(7)	—	2,229,128	2,229,128	—	(8)	1,105,159	1,105,159
Joseph P. Bergstein, Jr.
Severance payable in cash(1)	—	—	—	1,342,038		—	4,108,670
Other separation benefits(2)	—	167,755	—	98,596		—	98,596
Restricted stock units(3)	—	962,671	962,671	—	(8)	—	962,671
Performance units — TSR(4)	—	1,253,136	1,253,136	—	(8)	1,253,136	1,253,136
Performance units — ROE(5)	—	610,663	610,663	—	(8)	610,663	610,663
Performance units — EG(6)	—	657,324	657,324	—	(8)	321,251	321,251
Performance units — ESG(7)	—	657,324	657,324	—	(8)	321,251	321,251
Francis X. Sullivan
Severance payable in cash(1)	—	—	—	1,240,000		—	4,274,086
Other separation benefits(2)	—	—	—	85,151		—	85,151
Restricted stock units(3)	$266,854	266,854	266,854	266,854		—	266,854
Performance units — TSR(4)	537,610	205,737	205,737	537,610		205,737	205,737
Performance units — ROE(5)	13,557	13,557	13,557	13,557		13,557	13,557
Performance units — EG(6)	262,055	262,055	262,055	262,055		96,104	96,104
Performance units — ESG(7)	262,055	262,055	262,055	262,055		96,104	96,104
Wendy E. Stark
Severance payable in cash(1)	—	—	—	1,135,574		—	3,463,347
Other separation benefits(2)	—	—	—	101,502		—	101,502
Restricted stock units(3)	—	586,567	586,567	—	(8)	—	586,567
Performance units — TSR(4)	—	705,167	705,167	—	(8)	705,167	705,167
Performance units — ROE(5)	—	255,130	255,130	—	(8)	255,130	255,130
Performance units — EG(6)	—	459,002	459,002	—	(8)	225,023	225,023
Performance units — ESG(7)	—	459,002	459,002	—	(8)	225,023	225,023
John R. Crockett III
Severance payable in cash(1)	—	—	—	1,007,854		—	2,622,105
Other separation benefits(2)	—	—	—	96,505		—	96,505
Restricted stock units(3)	379,685	379,685	379,685	379,685		—	379,685
Performance units — TSR(4)	770,595	463,898	463,898	770,595		463,898	463,898
Performance units — ROE(5)	157,134	157,134	157,134	157,134		157,134	157,134
Performance units — EG(6)	306,745	306,745	306,745	306,745		153,392	153,392
Performance units — ESG(7)	306,745	306,745	306,745	306,745		153,392	153,392
Stephanie R. Raymond
Severance payable in cash(1)	N/A	N/A	N/A	1,260,349		N/A	N/A
Other separation benefits(2)	N/A	N/A	N/A	67,501		N/A	N/A
Restricted stock units(3)	N/A	N/A	N/A	372,143		N/A	N/A
Performance units — TSR(4)	N/A	N/A	N/A	—		N/A	N/A
Performance units — ROE(5)	N/A	N/A	N/A	—		N/A	N/A
Performance units — EG(6)	N/A	N/A	N/A	—		N/A	N/A
Performance units — ESG(7)	N/A	N/A	N/A	—		N/A	N/A

76 PPL CORPORATION 2024 Proxy Statement

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(1)
For purposes of this table, we have assumed the NEOs, other than Ms. Raymond, are eligible for benefits under their respective change-in-control agreements.

See “Termination Benefits – Severance” for a summary of the payment of severance benefits that the NEOs included in the table, other than Ms. Raymond, are eligible for in the event of an involuntary termination not for cause if they are not eligible to receive severance payments under another plan or any agreement. See "Termination Benefits – Separation Agreement for Ms. Raymond" for details on Ms. Raymond's severance payment.

In the event of termination of employment in connection with a change in control of PPL Corporation, each NEO, other than Ms. Raymond, is eligible for the specified benefits described under “Change-in-Control Benefits” above. For purposes of the table, a qualifying termination of employment in connection with a change of control is assumed.

Amounts shown as “Severance payable in cash” under the “Termination Following a Change in Control” column for each NEO are calculated in accordance with the applicable formula described under “Change-in-Control Benefits” above.

(2)
In the event of their death, the surviving spouses of Mr. Sorgi and Mr. Bergstein are eligible to receive a lump-sum payment equal to three months of their respective base salary. Mr. Sullivan and Ms. Stark were hired after 2015 so neither is eligible for this benefit. LKE does not participate in this plan therefore Mr. Crockett is also not eligible.

Under the PPL Executive Severance Plan, each NEO is eligible for specified benefits if terminated due to a qualifying termination as defined in the plan. See “Termination Benefits – Severance” above.

Under the terms of the change-in-control agreements of each of the NEOs, other than Ms. Raymond, the executive is eligible for specific benefits described under “Change-in-Control Benefits” above. The amounts shown as “Other separation benefits” are the estimated present values of each of these benefits in the respective column. For Ms. Raymond, the actual amount shown represents a lump-sum amount of $17,501 for 24 months of health plan continuation (COBRA) and a lump-sum amount of $50,000 for outplacement assistance per her Separation Agreement.

(3)
Total outstanding restricted stock units are included in the “Outstanding Equity Awards at Fiscal Year-End 2023” table above. The amounts included in this table reflect the value of the restricted stock units that would become immediately vested as a result of each event as of December 31, 2023, or in the case of Ms. Raymond, September 1, 2023, the date of termination, including the impact of the rounding of fractional shares. The table set forth below this note shows the number of units accelerated and payable, including accumulated dividend equivalents, as well as the number forfeited upon the occurrence of each termination event. For purposes of the table below, the total number of shares is provided without regard to the tax impact.

Restricted Stock Units

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	121,243	121,243	—	—	121,243
Forfeited	121,243	—	—	121,243	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	35,523	35,523	—	—	35,523
Forfeited	35,523	—	—	35,523	—	—
Francis X. Sullivan
Accelerated	9,847	9,847	9,847	9,847	—	9,847
Forfeited	—	—	—	—	—	—
Wendy E. Stark
Accelerated	—	21,645	21,645	—	—	21,645
Forfeited	21,645	—	—	21,645	—	—
John R. Crockett III
Accelerated	14,011	14,011	14,011	14,011	—	14,011
Forfeited	—	—	—	—	—	—
Stephanie R. Raymond
Accelerated	N/A	N/A	N/A	15,030	N/A	N/A
Forfeited	N/A	N/A	N/A	—	N/A	N/A

PPL CORPORATION 2024 Proxy Statement 77

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(4)
The table includes the value of the TSR-based performance units and accumulated dividend equivalents that would become payable as a result of each event as of December 31, 2023, or in the case of Ms. Raymond, September 1, 2023, the date of termination. The table set forth below this note presents the number of units accelerated and payable as of the event, or the number of units that become payable after the performance period is completed, as well as the number forfeited. The gross value in the table would be reduced by the amount of taxes required to be withheld, and the net shares would be distributed. For purposes of the following table, the total number of shares is provided without regard to the tax impact.

Performance Units — TSR

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	—	—	—	159,536	159,536
Forfeited	242,485	82,949	82,949	242,485	82,949	82,949
Available after performance period completed	—	159,536	159,536	—	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	—	—	—	46,241	46,241
Forfeited	71,043	24,801	24,801	71,043	24,801	24,801
Available after performance period completed	—	46,241	46,241	—	—	—
Francis X. Sullivan
Accelerated	—	—	—	—	7,592	7,592
Forfeited	—	12,246	12,246	—	12,246	12,246
Available after performance period completed	19,838	7,592	7,592	19,838	—	—
Wendy E. Stark
Accelerated	—	—	—	—	26,021	26,021
Forfeited	43,288	17,267	17,267	43,288	17,267	17,267
Available after performance period completed	—	26,021	26,021	—	—	—
John R. Crockett III
Accelerated	—	—	—	—	17,118	17,118
Forfeited	—	11,317	11,317	—	11,317	11,317
Available after performance period completed	28,435	17,118	17,118	28,435	—	—
Stephanie R. Raymond
Accelerated	N/A	N/A	N/A	—	N/A	N/A
Forfeited	N/A	N/A	N/A	30,123	N/A	N/A
Available after performance period completed	N/A	N/A	N/A	—	N/A	N/A

78 PPL CORPORATION 2024 Proxy Statement

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(5)
The table includes the value of the ROE-based performance units and accumulated dividend equivalents that would become payable as a result of each event as of December 31, 2023, or in the case of Ms. Raymond, September 1, 2023, the date of termination. The table set forth below this note presents the number of units accelerated and payable as of the event, or the number of units that become payable after the performance period is completed, as well as the number forfeited. The gross value in the table would be reduced by the amount of taxes required to be withheld, and the net shares would be distributed. For purposes of the following table, the total number of shares is provided without regard to the tax impact.

Performance Units — ROE

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	—	—	—	77,975	77,975
Forfeited	77,975	—	—	77,975	—	—
Available after performance period completed	—	77,975	77,975	—	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	—	—	—	22,534	22,534
Forfeited	22,534	—	—	22,534	—	—
Available after performance period completed	—	22,534	22,534	—	—	—
Francis X. Sullivan
Accelerated	—	—	—	—	500	500
Forfeited	—	—	—	—	—	—
Available after performance period completed	500	500	500	500	—	—
Wendy E. Stark
Accelerated	—	—	—	—	9,414	9,414
Forfeited	9,414	—	—	9,414	—	—
Available after performance period completed	—	9,414	9,414	—	—	—
John R. Crockett III
Accelerated	—	—	—	—	5,798	5,798
Forfeited	—	—	—	—	—	—
Available after performance period completed	5,798	5,798	5,798	5,798	—	—
Stephanie R. Raymond
Accelerated	N/A	N/A	N/A	—	N/A	N/A
Forfeited	N/A	N/A	N/A	9,051	N/A	N/A
Available after performance period completed	N/A	N/A	N/A	—	N/A	N/A

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(6)
The table includes the value of the EG-based performance units and accumulated dividend equivalents that would become payable as a result of each event as of December 31, 2023, or in the case of Ms. Raymond, September 1, 2023, the date of termination. The table set forth below this note presents the number of units accelerated and payable as of the event, or the number of units that become payable after the performance period is completed, as well as the number forfeited. The gross value in the table would be reduced by the amount of taxes required to be withheld, and the net shares would be distributed. For purposes of the following table, the total number of shares is provided without regard to the tax impact.

Performance Units — EG

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	—	—	—	40,781	40,781
Forfeited	82,256	—	—	82,256	41,475	41,475
Available after performance period completed	—	82,256	82,256	—	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	—	—	—	11,854	11,854
Forfeited	24,256	—	—	24,256	12,401	12,401
Available after performance period completed	—	24,256	24,256	—	—	—
Francis X. Sullivan
Accelerated	—	—	—	—	3,546	3,546
Forfeited	—	—	—	—	6,124	6,124
Available after performance period completed	9,670	9,670	9,670	9,670	—	—
Wendy E. Stark
Accelerated	—	—	—	—	8,303	8,303
Forfeited	16,937	—	—	16,937	8,634	8,634
Available after performance period completed	—	16,937	16,937	—	—	—
John R. Crockett III
Accelerated	—	—	—	—	5,660	5,660
Forfeited	—	—	—	—	5,659	5,659
Available after performance period completed	11,319	11,319	11,319	11,319	—	—
Stephanie R. Raymond
Accelerated	N/A	N/A	N/A	—	N/A	N/A
Forfeited	N/A	N/A	N/A	10,537	N/A	N/A
Available after performance period completed	N/A	N/A	N/A	—	N/A	N/A

80 PPL CORPORATION 2024 Proxy Statement

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(7)
The table includes the value of the ESG-based performance units and accumulated dividend equivalents that would become payable as a result of each event as of December 31, 2023, or in the case of Ms. Raymond, September 1, 2023, the date of termination. The table set forth below this note presents the number of units accelerated and payable as of the event, or the number of units that become payable after the performance period is completed, as well as the number forfeited. The gross value in the table would be reduced by the amount of taxes required to be withheld, and the net shares would be distributed. For purposes of the following table, the total number of shares is provided without regard to the tax impact.

Performance Units — ESG

(#)

Name	Retirement or Voluntary Termination	Death	Disability	Involuntary Termination Not for Cause	Change in Control	Termination Following a Change in Control
Vincent Sorgi
Accelerated	—	—	—	—	40,781	40,781
Forfeited	82,256	—	—	82,256	41,475	41,475
Available after performance period completed	—	82,256	82,256	—	—	—
Joseph P. Bergstein, Jr.
Accelerated	—	—	—	—	11,854	11,854
Forfeited	24,256	—	—	24,256	12,401	12,401
Available after performance period completed	—	24,256	24,256	—	—	—
Francis X. Sullivan
Accelerated	—	—	—	—	3,546	3,546
Forfeited	—	—	—	—	6,124	6,124
Available after performance period completed	9,670	9,670	9,670	9,670	—	—
Wendy E. Stark
Accelerated	—	—	—	—	8,303	8,303
Forfeited	16,937	—	—	16,937	8,634	8,634
Available after performance period completed	—	16,937	16,937	—	—	—
John R. Crockett III
Accelerated	—	—	—	—	5,660	5,660
Forfeited	—	—	—	—	5,659	5,659
Available after performance period completed	11,319	11,319	11,319	11,319	—	—
Stephanie R. Raymond
Accelerated	N/A	N/A	N/A	—	N/A	N/A
Forfeited	N/A	N/A	N/A	10,537	N/A	N/A
Available after performance period completed	N/A	N/A	N/A	—	N/A	N/A

(8)
In the event of involuntary termination for reasons other than for cause, Mr. Bergstein, Mr. Sorgi and Ms. Stark would forfeit all outstanding restricted stock units and performance units because they are not eligible to retire. Any exceptions to the automatic forfeitures would require the approval of the PCC.

PPL CORPORATION 2024 Proxy Statement 81

EXECUTIVE COMPENSATION

CEO PAY RATIO

The ratio of our CEO’s total compensation to our median employee’s total compensation, the CEO Pay Ratio, is a reasonable estimate calculated in a manner consistent with SEC rules. We identified our median employee using our global employee population of 6,763 as of October 1, 2023. To determine our median employee, we used regular wages, including annual cash incentive and other bonuses and overtime, as our consistently applied compensation measure, and annualized pay for those who commenced work during 2023. We initially identified employees within 1% below and 1% above estimated median pay. From this group of employees, we selected our median employee, taking into consideration employees whose pay was projected to be consistent year-over-year and further excluding employees that have experienced higher pay volatility over the past five years.

After identifying the median employee, we calculated the median employee’s total annual compensation in accordance with the requirements of the Summary Compensation Table (SCT) on page 63, which includes salary and overtime pay, as well as cash incentive payments, change in pension value and company matching contributions to the applicable 401(k) savings plan. For 2023, our CEO’s total compensation was $11,969,556, while our median employee’s total compensation was $173,259. Accordingly, our CEO Pay Ratio was 69 to 1.

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PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information on the relationship between Compensation Actually Paid (CAP) and PPL’s performance for our NEOs, including our principal executive officer. CAP is defined by the SEC and is not used by the People and Compensation Committee in its pay-for-performance assessments. See the Compensation Discussion and Analysis section for a discussion of PPL’s compensation philosophy, practices and programs.

PPL’s executive compensation programs are structured to promote a strong pay for performance culture. As noted in the CD&A, 86% of the CEO’s 2023 target compensation was “at-risk” and 72% was performance based. In June 2020, William H. Spence retired from his position as CEO, therefore he is included in the Pay versus Performance Tables as our former CEO. Mr. Sorgi was promoted to the position of President and CEO effective June 1, 2020.

In 2021, PPL reported GAAP Net Income losses for the year that were non-cash in nature and primarily related to the sale of the U.K. utility business in June 2021 and certain tax changes in the U.K. Excluding the accounting effect of these one-time events, PPL’s operating businesses and PPL on a consolidated basis had strong financial and operational performance in 2021.

Based on our approach to align executive pay closely with performance, PPL’s CAP is directionally aligned with PPL’s Corporate EPS, total shareowner return (TSR), and return on equity. For example, the CEO CAP is approximately 11% lower than SCT while PPL’s TSR declined by approximately 9% over the same period. See the table below for more details followed by a description of the relationship between CAP and select performance metrics.

PAY VERSUS PERFORMANCE TABLE

Year	SCT Total	Comp Actually	SCT Total	Comp Actually Paid to	Average SCT Total for	Average Comp Actually Paid	Value of initial fixed $100 investment based on:		Net Income	Corporate
	for CEO	Paid to CEO(1)(4)	for Former CEO	Former CEO(4)	Non-CEO NEOs(2)	to Non-CEO NEOs(2)(4)	Company TSR	Peer Group TSR(3)	(millions)	EPS(5)
2023	$11,969,556	$10,652,416			$3,034,235	$2,396,766	$91	$107	$740	$1.60
2022	9,146,575	9,088,623			2,706,259	2,888,926	95	117	756	1.41
2021	11,356,481	11,504,637			3,976,822	3,779,539	94	116	(1,480)	1.02
2020	7,774,443	5,057,638	$9,926,113	$569,444	3,743,503	1,635,344	84	99	1,469	2.49

Current CEO Compensation Reconciliation Footnotes

(1)
Summary Compensation Table, or SCT, Totals and CAP Totals for CEO include Mr. Sorgi, President and Chief Executive Officer. A reconciliation of total compensation from the Summary Compensation Table to CAP for our CEO and additional related information is provided in the following tables:

Year	SCT Total for CEO	Total Equity Adjustment(a)	Total Pension Benefit Adjustment(b)	CAP Total for CEO	Total Adjustment	Equity Driven	Pension Driven
2023	$11,969,556	$419,654	$(1,736,794)	$10,652,416	$(1,317,140)	19%	81%
2022	9,146,575	(129,755)	71,803	9,088,623	(57,952)	64%	36%
2021	11,356,481	1,778,997	(1,630,841)	11,504,637	148,156	52%	48%
2020	7,774,443	(1,160,073)	(1,556,732)	5,057,638	(2,716,805)	43%	57%

PPL CORPORATION 2024 Proxy Statement 83

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(a) The following provides the adjustments for equity compensation:

Year	SCT Total	Deduct: Value of Stock Awards in SCT	Add: FYE Fair Value of Unvested Stock Awards Granted during FY	Add: Year Over Year Change in Fair Value of Prior Unvested Stock Awards from Prior Years	Add: Change in Fair Value of Stock Awards from Prior Years that Vested in FY	Equity Value Included in CAP	Total Equity Adjustment
2023	$11,969,556	$6,442,931	$6,618,974	$277,368	$(33,757)	$6,862,585	$419,654
2022	9,146,575	5,926,933	6,576,826	(222,115)	(557,533)	5,797,178	(129,755)
2021	11,356,481	5,111,866	6,926,098	120,260	(155,495)	6,890,863	1,778,997
2020	7,774,443	3,514,187	3,653,495	(820,292)	(479,089)	2,354,114	(1,160,073)

(b) The following provides the adjustments for pension and defined benefit plan compensation:

Year	SCT Total	Deduct: SCT Aggregate Change in Value of Accumulated Benefits Under Defined Benefit Pension Plans

Add: Aggregate Value of the Service Cost Attributable to CEO Under the Defined Benefit Pension Plan for Services during FY and Prior Service Cost of Benefits Granted in a Defined Benefit Pension Plan Amendment Attributable to CEO for Services in Years Prior to Amendment

				Total Pension Benefit Adjustment
2023	$11,969,556	$2,198,654	$461,860	$(1,736,794)
2022	9,146,575	—	71,803	71,803
2021	11,356,481	2,361,092	730,251	(1,630,841)
2020	7,774,443	1,940,207	383,475	(1,556,732)

Non-CEO NEO Average Compensation Reconciliation Footnotes

(2) Average SCT Totals and Average CAP Totals for Non-CEO NEOs include:

•
for 2020, Mr. Bergstein; Paul W. Thompson, former President and CEO of LKE; Joanne H. Raphael, former Executive Vice President, General Counsel and Corporate Secretary; and Gregory N. Dudkin, former President of PPL Electric
•
for 2021, Mr. Bergstein, Mr. Dudkin, former Chief Operating Officer, Mr. Thompson, Ms. Stark and Philip Swift, former Chief Executive of Western Power Distribution
•
for 2022, Mr. Bergstein, Mr. Dudkin, Ms. Stark and Mr. Crockett
•
for 2023, Mr. Bergstein, Mr. Sullivan, Ms. Stark, Mr. Crockett and Ms. Raymond

A reconciliation of average total compensation from the SCT to CAP for our non-CEO NEOs and additional related information is provided in the following tables:

Year	SCT Total for non-CEO NEOs	Total Equity Adjustment(a)	Total Pension Benefit Adjustment(b)	CAP Total for non-CEO NEOs	Total Adjustment	Equity Driven	Pension Driven
2023	$3,034,235	$(462,044)	$(1,206,616)	$2,396,766	$(1,668,660)	28%	72%
2022	2,706,259	23,558	159,109	2,888,926	182,667	13%	87%
2021	3,976,822	253,256	(450,539)	3,779,539	(197,283)	36%	64%
2020	3,743,503	(812,826)	(1,295,333)	1,635,344	(2,108,159)	39%	61%

84 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

(a) The following provides the adjustments for equity compensation:

Year	SCT Total	Deduct: Value of Stock and Option Awards in SCT	Add: FYE Fair Value of Unvested Stock Awards Granted during FY	Add: Year Over Year Change in Fair Value of Unvested Stock Awards from Prior Years	Add: Change in Fair Value of Stock Awards from Prior Years that Vested in FY	Add: Average Prior Year End Fair Value of Awards from Prior Years Forfeited in Covered Year	Add: Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value(i)	Equity Value Included in CAP	Total Equity Adjustment
2023	$3,034,235	$1,385,421	$1,167,912	$(3,010)	$(29,606)	$(212,855)	$936	$923,377	$(462,044)
2022	2,706,259	1,431,279	1,588,222	(45,074)	(89,392)		1,082	1,454,837	23,558
2021	3,976,822	1,115,932	1,289,371	26,497	52,120		1,199	1,369,187	253,256
2020	3,743,503	1,108,663	1,016,334	(422,772)	(298,929)		1,204	295,837	(812,826)

(i) Certain non-CEO NEOs received cash dividends for awards granted under the applicable plan.

(b) The following provides the adjustments for pension and defined benefit plan compensation:

Year	SCT Total	Deduct: SCT Aggregate Change in Value of Accumulated Benefits Under Defined Benefits Pension Plans

Add: Aggregate Value of the Service Cost Attributable to NEOs Under the Defined Benefit Pension Plan for Services during FY and Prior Service Cost of Benefits Granted in a Defined Benefit Pension Plan Amendment Attributable to NEOs for Services in Years Prior to Amendment

				Total Pension Benefit Adjustment
2023	$3,034,235	$1,275,015	$68,400	$(1,206,616)
2022	2,706,259	—	159,109	159,109
2021	3,976,822	588,280	137,741	(450,539)
2020	3,743,503	1,462,632	167,299	(1,295,333)
(3)
TSR assumes $100 invested on December 31, 2019, including reinvestment of dividends. Peer TSR represents the EEI Index of Investor-owned Electric Utilities, which is the index used to show performance in our Annual Report.
(4)
In calculating CAP, PPL calculated the fair value (or change in fair value) of outstanding, vested and forfeited equity awards in accordance with SEC rules for CAP and computed in a manner consistent with the methodology for financial reporting purposes consistent with U.S. generally accepted accounting principles. For restricted stock units, CAP values are based on a closing price on applicable year-end date(s) or, in the case of vesting dates, the actual vesting price. For performance units (excluding TSR Awards), CAP values are based on the same valuation methodology as restricted stock unit awards above except year-end values are multiplied times the probability of achievement as of each such date. For TSR-based performance units, the fair value is calculated by a Monte Carlo simulation model that considers a correlation coefficient, expected stock volatility and expected life as of the applicable year-end date(s). For more information about the assumptions used to value awards on their grant date, see the “Grants of Plan-Based Awards During 2023” table on page 65. For more information about the reported value for future achievement of outstanding performance-based awards, see the “Outstanding Equity Awards at Fiscal Year End 2023” table on page 66.
(5)
Corporate EPS as adjusted for compensation purposes. See page 41 for more information on Corporate EPS and its use in our short-term incentive plans.

PPL CORPORATION 2024 Proxy Statement 85

EXECUTIVE COMPENSATION

List of Company Selected Measures

The following table highlights PPL’s performance measures that are most closely tied to executive compensation as reported in the Pay vs. Performance Table above. See page 41 for more information on Corporate EPS, TSA Execution and Operational Goals and how they are utilized in our short-term incentive plans and Annex A for a reconciliation of financial measures presented in accordance with GAAP to non-GAAP measures used for compensation. See page 41 for more information on how TSR, EG, and ESG are utilized in our LTI plans.

Most Important Performance Measures (alphabetical ranking)
Corporate Earnings Per Share
Earnings Growth
Environmental, Social and Governance
Operational Goals
Relative Total Shareowner Return
TSA Execution

86 PPL CORPORATION 2024 Proxy Statement

EXECUTIVE COMPENSATION

Relationship between CAP and Performance

The following charts present a graphical comparison of CAP to our CEO(s) and the average CAP to our Other NEOs as set forth in the Pay vs. Performance Table above compared against the following performance measures: (1) (a) PPL’s TSR and (b) the peer group TSR, (2) PPL’s net income, and (3) Corporate EPS.

For purposes of these charts, CAP to PPL’s current CEO and to PPL’s former CEO are aggregated. Mr. Sorgi was elected CEO in June 2020; therefore, data for 2020 reflects a partial year.

Pay versus TSR 2020-2023
Indexed Total Shareholder Return
Compensation Actually Paid (millions)
$140
$120
$100
$80
$60
$40
$20
$0
$14
$12
$10
$8
$6
$4
$2
$0
2020
2021
2022
2023
CAP to CEO
Avg. CAP to Other NEOs
Company TSR
Peer TSR

Pay versus Net Income 2020-2023
$2,000
$1,500
$1,000
$500
$0
-$500
-$1,000
-$1,500
Net Income (millions)
$14
$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid (millions)
2020
2021
2022
2023
CAP to CEO
Avg. CAP to Other NEOs
Net Income

Pay versus Corporate EPS 2020-2023
Corporate EPS
Compensation Actually Paid (millions)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$14
$12
$10
$8
$6
$4
$2
$0
2020
2021
2022
2023
CAP to CEO
Avg. CAP to Other NEOs
Corporate EPS

PPL CORPORATION 2024 Proxy Statement 87

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

What are you voting on?

The Board of Directors has determined that it would be desirable to request an expression of opinion from the shareowners on the appointment of Deloitte & Touche LLP, or Deloitte, as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Fees to Independent Auditor for 2023 and 2022

For the fiscal years ended December 31, 2023 and 2022, Deloitte served as our principal independent registered public accounting firm, or “principal independent auditor.” The following table presents fees for professional services rendered by Deloitte for the audit of our company’s annual financial statements for the fiscal years ended December 31, 2023 and 2022, and also includes fees for other services rendered. The amounts set forth in the table below include amounts paid to Deloitte as reimbursement for out-of-pocket expenses associated with performance of the services but do not include Value Added Tax assessed by some non-U.S. jurisdictions on the amount billed by Deloitte.

	2023	2022
	(In thousands)
Audit fees(a)	$5,945	$5,538
Audit-related fees(b)	17	17
Tax fees(c)	813	1,783
All other fees(d)	6	6

(a)
Includes estimated fees for audit of annual financial statements and review of financial statements included in our company’s Quarterly Reports on Form 10-Q and for services in connection with statutory and regulatory filings or engagements, including comfort letters and consents for financings and filings made with the SEC.
(b)
Includes performance of specific agreed-upon procedures and due diligence activities.
(c)
Includes fees for tax advice in connection with the acquisition and integration of RIE, new legislation, and tax credit consulting.
(d)
Includes fees for access to a Deloitte online accounting research tool.

Approval of Fees. The Audit Committee has procedures for pre-approving audit and non-audit services to be provided by the independent auditor. These procedures are designed to ensure the continued independence of the independent auditor. More specifically, the use of the independent auditor to perform either audit or non-audit services is prohibited unless specifically approved in advance by the Audit Committee of PPL. As a result of this approval process, the Audit Committee of PPL has pre-approved specific categories of services and authorization levels. All services outside of the specified categories and all amounts exceeding the authorization levels are approved by the Chair of the Audit Committee of PPL, who serves as the Committee designee to review and approve audit and non-audit services during the year. A listing of the approved audit and non-audit services is reviewed with the full Audit Committee of PPL no later than its next meeting.

The Audit Committee of PPL approved 100% of the 2023 and 2022 services provided by Deloitte.

* * * * * *

88 PPL CORPORATION 2024 Proxy Statement

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee reviews Deloitte’s performance and its audit results in determining whether to continue to retain Deloitte or to engage another firm as our independent registered public accounting firm. The Audit Committee recognizes the importance of maintaining the independence of the independent auditor and notes that Deloitte rotates its lead partner on a five-year cycle, most recently in 2021. Further, in an effort to ensure that PPL receives the best independent audit services available for its resources, PPL has periodically initiated a request for proposal process. The Audit Committee evaluates the qualifications, performance, tenure and independence of Deloitte. In doing so, the Audit Committee considers a variety of factors, including insight provided to the Audit Committee by the auditors; ability to meet deadlines and respond quickly; content, timeliness and practicality of the audit firm’s communications with management; adequacy of information provided on accounting issues, auditing issues and regulatory developments; management feedback; lead partner performance; comprehensiveness of evaluations of internal control structure; the overall quality and efficiency of the services provided by the auditors; and the auditors’ technical expertise and knowledge of the company’s operations and industry.

Representatives of Deloitte are expected to be present at the virtual Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors has determined that it would be desirable to request an expression of opinion from the shareowners on the appointment of Deloitte. If the shareowners do not ratify the selection of Deloitte, the selection of the principal independent auditor will be reconsidered by the Audit Committee.

Vote Required for Ratification. The affirmative vote of a majority of the votes cast, in person or by proxy, by all shareowners voting as a single class, is required to ratify the appointment of Deloitte as the company’s independent registered public accounting firm.

Your Board of Directors recommends that you vote FOR Proposal 3.

Report of the Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to, among other items, the integrity of the company’s financial statements. Company management is responsible for the preparation and integrity of the company’s financial statements, the financial reporting process and the associated system of internal controls over financial reporting and assessing the effectiveness of such controls. Deloitte & Touche LLP, the company’s principal independent registered public accounting firm, or “independent auditor,” is responsible for auditing the company’s annual financial statements, expressing an opinion as to whether the financial statements present fairly, in all material respects, the company’s financial position and results of operations in conformity with U.S. generally accepted accounting principles, and expressing an opinion as to the effectiveness of internal control over financial reporting in accordance with the Standards of the Public Company Accounting Oversight Board (PCAOB). The Audit Committee’s responsibility is to monitor and review these processes. Among other duties, the Audit Committee has reviewed and discussed the audited financial statements, significant accounting policies, and other disclosures with management and the independent auditor. The Audit Committee has also reviewed and discussed highlights of quarterly earnings calls and earnings press releases.

The Audit Committee is directly responsible for the appointment, compensation, retention, termination and oversight of the work of the independent auditor. The independent auditor reports directly to the Audit Committee, and the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be provided by the independent auditor. Deloitte & Touche LLP commenced service as the company’s independent auditor in 2016. Each year, the Audit Committee evaluates the performance and independence of the independent auditor. When deciding whether to reappoint the independent auditor, the Audit Committee considers various factors, including the historical and recent performance of the independent auditor on the audit; its professional qualifications; the quality of ongoing discussions with the independent auditor; external data, including recent PCAOB reports on the independent auditor and its peer firms; the results of an internal survey of the independent auditor’s service and quality; and the appropriateness of fees. The Audit Committee also periodically solicits competitive proposals for audit services from other independent public accounting firms.

PPL CORPORATION 2024 Proxy Statement 89

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has discussed with the independent auditor the matters required to be discussed by applicable auditing standards, as periodically adopted or amended, and the rules of the Securities and Exchange Commission (SEC) including the appropriateness and application of accounting principles. The Audit Committee has received the written disclosures and the letter from the company’s independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has had discussions with Deloitte & Touche LLP about its independence. The Audit Committee also considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the independence of such independent auditor.

In the performance of its responsibilities, the Audit Committee met periodically with the internal auditor and the independent auditor, with and without management present, to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting. The Audit Committee also met periodically with the Chief Compliance Officer as well as various members of management. With respect to risk management, the Audit Committee regularly reviews information with regard to inherent risks to the company, the identification, assessment, management and monitoring of those risks, and risk management practices and activities of the company. While the Audit Committee has responsibility for overseeing the company’s process for identifying, assessing and managing business risks, each of the other Board Committees also considers risks within its areas of responsibility. For example, the People and Compensation Committee reviews various risks related to compensation matters, and the Governance, Nominating and Sustainability Committee reviews legal and regulatory compliance risks as they relate to corporate governance.

The Audit Committee has reviewed and discussed, together with management and the independent auditor, management’s assessment of internal controls relating to the adequacy and effectiveness of financial reporting. In addition, the Audit Committee has established processes and procedures for the receipt, retention and treatment of complaints regarding accounting or auditing matters.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements and management’s assessment of the effectiveness of the company’s internal control over financial reporting be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Audit Committee has a charter that specifies its responsibilities. The committee charter, which has been approved by the Board of Directors, is available on the company’s website (www.pplweb.com/audit-committee). Also, the Audit Committee’s procedures and practices comply with the requirements of the SEC and the NYSE applicable to corporate audit committees.

Audit Committee

Arthur P. Beattie, Chair

Heather B. Redman

Linda G. Sullivan

Keith H. Williamson

90 PPL CORPORATION 2024 Proxy Statement

GENERAL INFORMATION

On what matters am I voting?

There are three proposals scheduled to be voted on at the meeting:

•
the election of ten directors, as listed in this proxy statement, for a term of one year;
•
an advisory vote to approve the compensation of our named executive officers, or NEOs; and
•
the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2024.

Why am I receiving these proxy materials?

Our Board of Directors has made these materials available to you on the internet or has delivered printed versions of these materials to you by mail in connection with the Board of Directors’ solicitation of proxies for use at our Annual Meeting of Shareowners. As a shareowner, you are invited to participate in the virtual Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

What is included in these materials?

These proxy materials include:

•
this Proxy Statement for the Annual Meeting; and
•
our Annual Report for the fiscal year ended December 31, 2023.

If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?

In accordance with SEC rules, instead of mailing a printed copy of our proxy materials to all of our shareowners, we have elected to furnish such materials to selected shareowners by providing access to these documents over the internet. Accordingly, commencing on or about April 3, 2024, we sent a Notice of Internet Availability of Proxy Materials (the “Notice”) to most of our shareowners. These shareowners have the ability to access the proxy materials on a website referred to in the Notice and to download printable versions of the proxy materials or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy of the materials from us may be found in the Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help reduce the environmental impact and cost of the Annual Meeting.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•
view our proxy materials for the Annual Meeting on the internet;
•
vote your shares after you have viewed our proxy materials; and
•
request a printed copy of the proxy materials.

Copies of the proxy materials are available for viewing at www.pplweb.com/PPLCorpProxy.

If you received printed versions of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

Who can vote?

Holders of PPL Corporation common stock as of the close of business on the record date, February 28, 2024, may vote at the virtual Annual Meeting or by proxy. Each share of PPL Corporation common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

PPL CORPORATION 2024 Proxy Statement 91

GENERAL INFORMATION

What is the difference between holding shares as a shareowner of record and as a beneficial owner?

If your shares are registered directly in your name with PPL Corporation’s transfer agent, Equiniti Trust Company, you are considered, with respect to those shares, the “shareowner of record.” The Notice or printed copies of the proxy materials have been sent directly to you by PPL Corporation.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name,” and the “shareholder of record” of your shares is your broker, bank or other holder of record. If this is the case, the Notice or printed copies of the proxy materials should have been forwarded to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record as to how to vote your shares. The company urges you to instruct your broker, bank or other holder of record on how to vote your shares. Please understand that, if you are a beneficial owner, the company may not know that you are a shareowner or how many shares you own.

If I am a shareowner of record, how do I vote?

If you are a shareowner of record, you can vote via the internet, by telephone, by mail or by participating in the virtual Annual Meeting.

•
Via the internet

If you received a Notice, you may vote by proxy at www.proxyvote.com by following the instructions found in the Notice. If you received or requested printed copies of the proxy materials by mail, you may vote via the internet by following the instructions on your proxy card.

•
By telephone

If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free telephone number found on your proxy card. When you call, please have the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

The telephone and internet voting facilities for shareowners of record will be available 24 hours a day, seven days a week, and will close at 11:59 p.m., Eastern Time, on May 14, 2024.

•
By mail

If you received or requested printed copies of the proxy materials by mail, you may vote by proxy by completing, signing and dating the proxy card and returning it in the postage-paid envelope we have provided. If you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by that proxy as recommended by the Board of Directors.

If the postage-paid envelope is missing, please mail your completed proxy card to PPL Corporation, c/o Vote Processing, Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your mailed proxy card no later than 11:59 p.m., Eastern Time, on May 14, 2024 in order for your vote to be counted.

•
By participating in the virtual Annual Meeting

See “How can I participate in the Annual Meeting” below for instructions as to how you can vote at the virtual meeting.

If you vote via the internet or by telephone, or mail to us your properly completed and signed proxy card, your shares of PPL Corporation common stock will be voted according to the choices that you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted:

•
FOR the election of all nominees listed for director;
•
FOR the advisory vote to approve compensation of NEOs; and
•
FOR the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending December 31, 2024.

We do not expect any other matters to be brought before the Annual Meeting. By giving your proxy, however, you appoint the persons named as proxies as your representatives at the meeting. If any other items or matters are properly presented before the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.

92 PPL CORPORATION 2024 Proxy Statement

GENERAL INFORMATION

If I am a beneficial owner of shares held in street name, how do I vote?

As the beneficial owner of shares held in street name, you have the right to direct your broker, bank or other holder of record how to vote your shares, and it is required to vote your shares in accordance with your instructions. If you do not give instructions to your brokerage firm or bank, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.

We recommend that you follow the voting instructions in the materials you receive from your broker, bank or other holder of record to vote via the internet, by telephone or by mail.

As a participant in the PPL Corporation Employee Stock Ownership Plan, or ESOP, how do I vote shares held in my plan account?

If you are a participant in our ESOP, you have the right to provide voting directions to the plan trustee, Fidelity Management Trust Company, by submitting your ballot electronically, by phone or by mail for those shares of our common stock that are held by the plan and allocated to your account. Full and fractional shares credited to your account under the plan as of February 28, 2024 will be voted by the trustee in accordance with your instructions. To allow sufficient time for voting by the trustee of the plan, your ballot must be returned by 11:59 p.m., Eastern Time, on May 10, 2024. Participants may not vote at the Annual Meeting. Please follow the ballot instructions specific to the participants in the ESOP.

If you do not return your ballot, or return it unsigned, or do not vote by phone or on the internet, the plan provides that the trustee will vote your shares in the same percentage as shares held by participants for which the trustee has received timely voting instructions. The plan trustee will follow participants’ voting directions and the plan procedure for voting in the absence of voting directions, unless it determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974. ESOP participant ballots are treated confidentially.

May I change or revoke my vote?

Any shareowner giving a proxy has the right to revoke it at any time before it is voted by:

•
giving notice in writing to our Corporate Secretary, which must be received no later than the close of business on May 13, 2024;
•
completing, signing, dating and returning a new proxy card or voting instruction form with a later date;
•
providing a later-dated vote using the telephone or internet voting procedures; or
•
voting at the virtual Annual Meeting.

Will my shares be voted if I do not provide my proxy?

It depends on whether you hold your shares in your own name or as the beneficial owner in the name of a broker, bank or other holder of record. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy card or vote at the virtual Annual Meeting. Brokerage firms, banks or other holders of record generally have the authority to vote customers’ unvoted shares on certain routine matters. For example, if your shares are held in the name of a brokerage firm, bank or other holder of record, such firm can vote your shares for the ratification of the appointment of Deloitte & Touche LLP, as this matter is considered routine under the applicable NYSE rules. The company urges you to instruct your broker, bank or other holder of record on how to vote your shares.

How can I participate in the Annual Meeting?

This year’s Annual Meeting will be conducted virtually via a live audio webcast. The virtual meeting format provides efficient and effective access to our shareowners and affords shareowners the same rights as if the meeting were held in person. You will be able to attend the Annual Meeting online, vote your shares electronically during the meeting and ask questions in accordance with our rules of conduct for the meeting by visiting www.virtualshareholdermeeting.com/PPL2024 and entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, proxy card or the voting instructions that accompanied your proxy materials.

The virtual meeting platform is fully supported across browsers (Edge, Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend

PPL CORPORATION 2024 Proxy Statement 93

GENERAL INFORMATION

to participate in the meeting. Participants should also give themselves sufficient time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

The meeting webcast will begin promptly at 9:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time. Online access to the meeting will open at 8:45 a.m., Eastern Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system.

What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?

If you have any technical difficulties or any questions regarding the virtual meeting website, we are ready to assist you. Please call 844-983-0876 (toll-free) or 303-562-9303 (toll and international line). If there are any technical issues in convening or hosting the meeting, we will promptly post information to our investor relations website, www.pplweb.com/PPLCorpProxy, including information on when the meeting will be reconvened.

How do I submit a question at the Annual Meeting?

If you wish to submit a question, you may do so in two ways:

•
Before the meeting: Once you receive your proxy materials, you may log into www.proxyvote.com and enter your 16-digit control number included on your Notice or on your proxy card. Once past the login screen, click on the tab “Submit Questions,” type in your question, and click “Submit.” You may submit questions through this pre-meeting forum until the start of the meeting.
•
During the meeting: Log into the virtual meeting platform at www.virtualshareholdermeeting.com/PPL2024 to attend the meeting, during which you may type your question into the “Ask a Question” field, and click “Submit.” You will need the 16-digit control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, service issues or customer bills, are not pertinent to meeting matters and therefore will not be answered. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered at www.pplweb.com/PPLCorpProxy. The company reserves the right to consolidate similar questions and respond only once to the substance of such similar questions. The questions and answers will be available as soon as practical after the meeting and will remain available until one week after posting.

How will the Annual Meeting be conducted?

The Chair of our Board (or any other person designated by our Board) has broad authority to conduct the Annual Meeting in an orderly manner. This authority includes establishing rules of conduct, which will be available prior to the virtual meeting at www.pplweb.com/PPLCorpProxy, for shareowners who wish to participate in the meeting. To ensure the meeting is conducted in a manner that is fair to all shareowners, the Chair (or such other person designated by our Board) may exercise broad discretion in recognizing shareowners who wish to participate, the order in which questions are asked and the amount of time devoted to any one question. Consistent with our prior in-person annual meetings, however, we expect that all questions submitted in accordance with the rules of conduct generally will be addressed.

What constitutes a quorum?

In order to conduct the Annual Meeting, a majority of the outstanding shares entitled to vote must be present at the virtual meeting, or by proxy, to constitute a quorum. As of the record date of February 28, 2024, there were 737,722,296 shares of common stock outstanding, and each share of common stock is entitled to one vote on each matter to be voted upon. No shares of preferred stock of the company were outstanding as of February 28, 2024. If you submit a properly executed proxy card or vote by telephone or on the internet, you will be considered part of the quorum. Abstentions and “broker non-votes” will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, so long as the broker, bank or other holder of record casts a vote on behalf of a shareowner on any issue other than a procedural motion. A “broker non-vote” occurs when a broker, bank or other holder of record who holds shares for another person has not received voting instructions from the beneficial owner of the shares and, under NYSE listing standards, does not have discretionary authority to vote on a proposal.

94 PPL CORPORATION 2024 Proxy Statement

GENERAL INFORMATION

What vote is needed for these proposals to be adopted?

Each matter to be submitted to shareowners, including the election of directors, requires the affirmative vote of a majority of the votes cast, at the virtual meeting or by proxy, by the shareowners at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast “for” or “against” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

Under our articles of incorporation and our Guidelines for Corporate Governance, directors must be elected by a majority of the votes cast in uncontested elections, such as the election of directors at the Annual Meeting. This means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that nominee. Abstentions and broker non-votes are not counted as votes “for” or “against” a director nominee. Any nominee who is an incumbent director and does not receive a majority of votes cast “for” the director’s election would be required to tender a resignation promptly following the failure to receive the required vote. Within 90 days following the final tabulation of the shareowner vote, the Governance, Nominating and Sustainability Committee would then be required to make a recommendation to the Board as to whether the Board should accept the resignation, and the Board would be required to decide whether to accept the resignation. The Board must then promptly disclose its decision-making process. In a contested election, the required vote would be a plurality of votes cast. Full details of this policy are set forth in our Guidelines for Corporate Governance, which can be found in the Corporate Governance section of our website (www.pplweb.com/governance-documents).

Proposal 1 (election of directors) and Proposal 2 (advisory vote to approve executive compensation) are “non-routine” matters under NYSE rules, and brokerage firms, banks or other holders of record are prohibited from voting on each of these proposals without receiving instructions from the beneficial owners of the shares. Abstentions and broker non-votes will not be considered as votes cast and will have no effect on the outcome of the vote.

Proposal 3 (ratification of auditor) is considered to be a “routine” matter under NYSE rules, and brokers, banks or other holders of record may vote in their discretion on behalf of clients who have not furnished voting instructions. Abstentions will not be treated as votes cast and will have no effect on the outcome of the vote on this proposal.

Who conducts the proxy solicitation and how much will it cost?

PPL Corporation will pay the cost of soliciting proxies on behalf of the Board of Directors. In addition to the solicitation by mail, a number of regular employees may solicit proxies in person, over the internet, by telephone or by facsimile. We have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for the Annual Meeting, and we expect that the remuneration to Innisfree for its services will not exceed $15,000, plus reimbursement for out-of-pocket expenses. Brokers, banks and other holders of record who hold shares for the benefit of others will be asked to send proxy material to the beneficial owners of the shares, and we will reimburse them for their expenses.

Who can assist me if I have questions about the Annual Meeting or need help voting my shares?

Your vote is important! If you need any help voting your shares or have questions about the Annual Meeting, please call the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

Shareowners may call toll-free at 877-825-8730

Banks and brokers may call collect at 212-750-5833

How does the company keep voter information confidential?

To preserve voter confidentiality, we voluntarily limit access to shareowner voting records to certain designated employees of PPL Services Corporation. These employees sign a confidentiality agreement that prohibits them from disclosing the manner in which a shareowner has voted to any employee of a PPL affiliate or to any other person (except to the Judges of Election or the person in whose name the shares are registered), unless otherwise required by law.

What is householding, and how does it affect me?

•
Shareowners of Record

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareowners of record who have the same address and last name will receive only one copy of the Notice

PPL CORPORATION 2024 Proxy Statement 95

GENERAL INFORMATION

or, if you receive paper copies of the proxy materials, one copy of this Proxy Statement and the 2023 Annual Report, unless we are notified that one or more of these shareowners wishes to continue receiving individual copies. If you and other PPL shareowners living in your household do not have the same last name, you may also request to receive only one copy of future notices or proxy statements and financial reports.

Householding conserves natural resources and reduces our distribution costs. Shareowners who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you are eligible for householding, but you and other shareowners of record with whom you share an address currently receive multiple copies of the Notice or this Proxy Statement and any accompanying documents, or if you hold PPL stock in more than one account, and in either case you wish to receive only a single copy of the Notice or proxy materials for your household, please contact EQ Shareowner Services in writing: ATTN: Householding/PPL Corporation, P.O. Box 64854, St. Paul, MN 55164-0854, or by phone at 800-345-3085.

Alternatively, if you participate in householding and wish to receive a separate copy of the Notice or this Proxy Statement and any accompanying documents or prefer to discontinue your participation in householding, please contact EQ Shareowner Services as indicated above and a separate copy will be sent to you promptly.

•
Beneficial Owners

If you are a beneficial owner, you can request information about householding from your bank, broker or other holder of record. You may also contact Broadridge in writing: ATTN: Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or by phone at 866-540-7095.

When are the 2025 shareowner proposals due?

To be included in the proxy materials for the 2025 Annual Meeting, any proposal intended to be presented at that Annual Meeting by a shareowner must be received by the Corporate Secretary of the company in writing no later than December 4, 2024. On or about August 1, 2024, we plan to change the mailing address of our principal executive office to reflect the recent move of our corporate headquarters. After that date, please direct your communication to:

Corporate Secretary’s Office

PPL Corporation

Two City Center

645 Hamilton Street

Allentown, Pennsylvania 18101

To be properly brought before the 2025 Annual Meeting, any other proposal must be received not less than 90 days nor more than 120 days prior to the anniversary date of the 2024 Annual Meeting or between January 15, 2025 and February 14, 2025.

96 PPL CORPORATION 2024 Proxy Statement

GENERAL INFORMATION

Acronyms used in this proxy statement

CAP	Compensation Actually Paid	NEO	Named executive officer
CD&A	Compensation Discussion and Analysis	NYSE	New York Stock Exchange
CDP	Formerly the Carbon Disclosure Project	O&M	Operations and Maintenance
Corporate EPS	Corporate earnings per share from ongoing operations as adjusted for compensation purposes	PCAOB	Public Company Accounting Oversight Board
DEI	Diversity, Equity and Inclusion	PCC	People and Compensation Committee
DDCP	Directors Deferred Compensation Plan	PPL	PPL Corporation
EAF	Equivalent Availability Factor	PPL DSP	PPL Deferred Savings Plan
EFOR	Equivalent Forced Outage Rate	PPL EDCP	PPL Executive Deferred Compensation Plan
EG	Earnings Growth	PPL Electric	PPL Electric Utilities Corporation
EPS	Earnings per share from ongoing operations	PPL RSP	PPL Retirement Savings Plan
ESG	Environmental, Social and Governance	RIE	The Narragansett Electric Company d/b/a Rhode Island Energy
ESOP	Employee Stock Ownership Plan	R&D	Research and Development
GAAP	Generally accepted accounting principles	ROE	Return on Equity
GNSC	Governance, Nominating and Sustainability Committee	SAIFI	System Average Interruption Frequency Index
ICPKE	Incentive Compensation Plan for Key Employees	SCT	Summary Compensation Table
IRS	Internal Revenue Service	SEC	Securities and Exchange Commission
KU	Kentucky Utilities Company	SERP	Supplemental Executive Retirement Plan
LG&E	Louisville Gas and Electric Company	SIP	Amended and Restated 2012 Stock Incentive Plan
LKE	LG&E and KU Energy LLC	TSA	Transition Services Agreement
LTI	Long-term Incentives	TSR	Total Shareowner Return
MW	Megawatts	UTY	PHLX Utility Sector Index
NACD	National Association of Corporate Directors

PPL CORPORATION 2024 Proxy Statement 97

ANNEX A

RECONCILIATION OF FINANCIAL MEASURES (UNAUDITED)

Reconciliation of Reported Earnings to Earnings from Ongoing Operations

As Adjusted for Compensation Purposes

After-Tax (Unaudited)	2023
(per share — diluted)	PPL
Corporation
Reported Earnings(1)	$1.00
Less: Special Items (expense) benefit:
Talen litigation costs(2)	(0.13)
Strategic corporate initiatives(3)	(0.01)
Acquisition integration(4)	(0.37)
Sale of PPL Safari Holdings(5)	(0.01)
PPL Electric billing issue(6)	(0.04)
FERC transmission credit refund(7)	(0.01)
Unbilled revenue estimate adjustment(8)	(0.01)
Other non-recuring charges(9)	(0.02)
Total Special Items	(0.60)
Earnings from Ongoing Operations	$1.60
Adjustments for Compensation Purposes:	—
Goal Result	$1.60
(1)
Reported Earnings represents Net Income.
(2)
Represents a settlement agreement with Talen Montana, LLC and affiliated entities and other litigation costs.
(3)
Represents costs primarily related to PPL’s centralization efforts and other strategic efforts.
(4)
Primarily integration and related costs associated with the acquisition of Rhode Island Energy.
(5)
Primarily final closing and other related adjustments for the sale of PPL Safari Holdings, LLC.
(6)
Certain expenses related to billing issues.
(7)
Prior period impact related to a FERC refund order.
(8)
Prior period impact of a methodology change in determining unbilled revenues.
(9)
Primarily includes certain expenses related to distributed energy investments and certain expenses associated with a litigation settlement.

Management utilizes “earnings from ongoing operations” as a non-GAAP financial measure that should not be considered as an alternative to net income, an indicator of operating performance determined in accordance with GAAP. PPL believes that earnings from ongoing operations is useful and meaningful to investors because it provides management’s view of PPL’s earnings performance as another criterion in making investment decisions. In addition, PPL’s management uses earnings from ongoing operations in measuring achievement of certain corporate performance goals, including targets for certain executive incentive compensation. Other companies may use different measures to present financial performance.

Earnings from ongoing operations is adjusted for the impact of special items. Special items are presented in the financial tables on an after-tax basis with the related income taxes on special items separately disclosed. Income taxes on special items, when applicable, are calculated based on the statutory tax rate of the entity where the activity is recorded. Special items may include items such as:

•
Gains and losses on sales of assets not in the ordinary course of business.
•
Impairment charges.
•
Significant workforce reduction and other restructuring effects.
•
Acquisition and divestiture-related adjustments.
•
Significant losses on early extinguishment of debt.
•
Other charges or credits that are, in management’s view, non-recurring or otherwise not reflective of the company’s ongoing operations.

A-1

SHAREOWNER INQUIRIES:

Equiniti Trust Company

EQ Shareowner Services

1110 Centre Pointe Curve, Suite 101

Mendota Heights, MN 55120

Toll Free: 1-800-345-3085

Outside U.S.: 1-651-450-4064

Online Account Access: Registered shareowners can activate their account for online access by visiting shareowneronline.com.

FOR QUESTIONS ABOUT PPL CORPORATION OR ITS SUBSIDIARIES:

Refer to the following address, but note that we plan to change the mailing address of our principal executive office on or about August 1, 2024:

PPL Treasury Department

Two North Ninth Street

Allentown, PA 18101

Via e-mail: invserv@pplweb.com

PPL Corporate Offices: 1-610-774-5151

PPL Corporation, PPL Electric Utilities Corporation, Louisville Gas and Electric Company and Kentucky Utilities Company file a joint Form 10-K Report with the Securities and Exchange Commission. The Form 10-K Report for 2023 is available without charge by writing to the PPL Treasury Department at the address provided above or by requesting it through, or accessing it on, the Investors page of PPL’s Internet website identified below.

Whether you plan to attend the virtual Annual Meeting or not, you may vote over the internet, by telephone or by returning your proxy. To ensure proper representation of your shares at the Annual Meeting, please follow the instructions at the website address in the Notice or follow the instructions that you will be given after dialing the toll-free number on your proxy. If you receive printed copies of the proxy materials, you may also mark, date, sign and mail the accompanying proxy as soon as possible. An envelope, which requires no postage if mailed in the United States, is included for your convenience if you receive printed copies of the proxy materials.

PPL CORPORATION C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 14, 2024. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/PPL2024 You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 14, 2024. Have your proxy card in hand when you call and then follow the instructions VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your mailed proxy card no later than 11:59 p.m. Eastern Time on May 14, 2024. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V32894-P04637-Z86858 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PPL CORPORATION The Board of Directors recommends a vote FOR each Director Nominee included in Proposal 1 and FOR Proposals 2 and 3. 1. Election of directors: For Against Abstain 1a. Arthur P. Beattie 1e. Vincent Sorgi 1c. Heather B. Redman 1f. Linda G. Sullivan 1i. Phoebe A. Wood 1j. Armando Zagalo de Lima Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 1b. Raja Rajamannar 1d. Craig A. Rogerson 1g. Natica von Althann 1h. Keith H. Williams 2. Advisory vote to approve compensation of named executive officers 3. Ratification of the appointment of Independent Registered Public Accounting Firm THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. FOR ANY OTHER MATTERS PROPERLY PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PPL CORPORATION ANNUAL MEETING OF SHAREOWNERS WEDNESDAY, MAY 15, 2024 9:00 A.M. EASTERN TIME V32895-P04637-Z86858 PPL CORPORATION Annual Meeting of Shareowners May 15, 2024 9:00 A.M. This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 15, 2024 Vincent Sorgi and Wendy E. Stark, and each of them, are hereby appointed proxies, with the power of substitution, to vote the shares of the undersigned, as directed on the reverse side of this proxy, at the Annual Meeting of Shareowners of PPL Corporation to be held on May 15, 2024, and any adjournments or postponements thereof, and in their discretion to vote and act upon any other matters as may properly come before said meeting and any adjournments or postponements thereof. The shares of stock you hold in the account or in a dividend reinvestment account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" each Director Nominee included in Proposal 1 and "FOR" Proposals 2 and 3. By signing the proxy, you revoke all prior proxies and appoint Vincent Sorgi and Wendy E. Stark, and each of them, with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may properly come before the Annual Meeting and all adjournments or postponements thereof. Continued and to be signed on reverse side

PPL CORPORATION C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 10, 2024. Have your ballot card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 10, 2024. Have your ballot card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your ballot card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive your mailed ballot card no later than 11:59 p.m. Eastern Time on May 10, 2024. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V32896-P04637-Z86858 KEEP THIS PORTION FOR YOUR RECORDS THIS BALLOT CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PPL CORPORATION The Board of Directors recommends a vote FOR each Director Nominee included in Proposal 1 and FOR Proposals 2 and 3. 1. Election of directors: For Against Abstain PPL CORPORATION C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735 1a. Arthur P. Beattie 1e. Vincent Sorgi 1c. Heather B. Redman 1f. Linda G. Sullivan 1i. Phoebe A. Wood 1j. Armando Zagalo de Lima 1b. Raja Rajamannar 1d. Craig A. Rogerson 1g. Natica von Althann 1h. Keith H. Williamson 2. Advisory vote to approve compensation of named executive officers 3. Ratification of the appointment of Independent Registered Public Accounting Firm For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

PPL CORPORATION ANNUAL MEETING OF SHAREOWNERS WEDNESDAY, MAY 15, 2024 9:00 A.M. EASTERN TIME PPL CORPORATION Annual Meeting of Shareowners May 15, 2024 9:00 A.M. Employee Stock Ownership Plan (ESOP) This ballot is solicited by the Board of Directors This is a ballot for voting these shares of PPL Corporation Common Stock held in the ESOP. Please complete the ballot card and return in the envelope provided or vote by telephone or the internet. Fidelity Management Trust Company, as Trustee of the ESOP, will vote shares held in your ESOP Account as directed on the ballot at the Annual Meeting of Shareowners of PPL Corporation to be held on May 15, 2024. If you do not return your ballot card, or return it unsigned, or do not vote by telephone or internet, the ESOP provides that the Trustee will vote these shares in the same percentage as shares held by participants for which the Trustee has received timely voting instructions. Please review the information carefully and indicate how you wish these shares to be voted at the Annual Meeting. Mark, sign, date and use the return envelope for mailing your ballot (if you do not vote by telephone or internet) to Fidelity Management Trust Company's agent for tabulation. Timely receipt of your instructions on a signed ballot card or by telephone or internet is extremely important.